Exhibit 10.3

Execution Version

AMENDMENT NO. 8 TO CREDIT AGREEMENT

This AMENDMENT NO. 8 TO CREDIT AGREEMENT (this “Agreement”), dated as of February 2, 2022 (the “Signing Date”), is entered into by and among BKRF OCB, LLC, a Delaware limited liability company (the “Borrower”), BKRF OCP, LLC, a Delaware limited liability company (“Holdings”), Bakersfield Renewable Fuels, LLC, a Delaware limited liability company (the “Project Company”), Orion Energy Partners TP Agent, LLC, in its capacity as the administrative agent and collateral agent (in such capacity, the “Administrative Agent”), and the Tranche A Lenders and Tranche B Lenders party hereto, constituting 100% of the Tranche A Lenders and the Tranche B Lenders party to the Credit Agreement (as defined below) (the “Signatory Lenders”).  As used in this Agreement, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Credit Agreement unless otherwise specified.

WITNESSETH

WHEREAS, the Borrower, Holdings, the Administrative Agent and each Tranche A Lender and Tranche B Lender from time to time party thereto have entered into that certain Credit Agreement, dated as of May 4, 2020 (as amended, amended and restated, modified and supplemented on or prior to the date hereof, the “Credit Agreement” and the Credit Agreement as expressly amended by this Agreement, the “Amended Credit Agreement”);

WHEREAS, the HoldCo Borrower, the HoldCo Pledgor, Orion Energy Partners TP Agent, LLC, in its capacity as the HoldCo Administrative Agent and HoldCo Collateral Agent (in such capacity, the “HoldCo Agent”) and each HoldCo Lender from time to time party thereto have entered into that certain Credit Agreement, dated as of May 4, 2020 (as amended, amended and restated, modified and supplemented on or prior to the date hereof, the “HoldCo Credit Agreement”);

WHEREAS, the Borrower and the Lenders and the HoldCo Borrower and the HoldCo Lenders entered into the Credit Agreement and the HoldCo Credit Agreement, respectively, based on certain estimated costs to install, develop and construct the Project;

WHEREAS, the scope of the Project has expanded to include additional capabilities and equipment, which change certain assumptions made regarding the cost of installing, developing and constructing the Project;

WHEREAS, the Credit Agreement needs to be revised to more accurately reflect the updated scope and cost estimates of the Project;

WHEREAS, pursuant to this Agreement, the Borrower has requested, and the parties hereto have agreed, subject to the satisfaction of the conditions precedent set forth in this Agreement, to amend the Credit Agreement effective as of the Eighth Amendment Effective Date as set forth herein; and

WHEREAS, the Borrower, Holdings, the Project Company, the Administrative Agent and the Signatory Lenders entered into that certain Waiver No. 5 to Credit Agreement, dated as of the date hereof (the “Waiver”), pursuant to which the Signatory Lenders waived the Defaults and Events of Default specified therein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1

1.          Amendments.  Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, as of the Eighth Amendment Effective Date, the Borrower, the other Loan Parties, the Administrative Agent and the Signatory Lenders, who constitute all of the Lenders under the Credit Agreement, hereby agree that the Credit Agreement is amended as follows:

(a)          the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A hereto;

(b)          a new Exhibit X (Approved Change Orders) to the Credit Agreement is hereby added to the Credit Agreement as set forth in Exhibit B attached hereto.

(c)          Annex III (Target Debt Balances) to the Credit Agreement is hereby deleted in its entirety and replaced in its entirety as set forth in Exhibit C attached hereto.

(d)          Schedule 3.22(b) (Permitted Indebtedness) to the Credit Agreement is hereby deleted in its entirety and replaced in its entirety as set forth in Exhibit D-1 attached hereto.

(e)          Schedule 3.23 (Transactions with Affiliates) to the Credit Agreement is hereby deleted in its entirety and replaced in its entirety as set forth in Exhibit D-2 attached hereto.

(f)          Schedule 5.06 (Insurance Requirements) to the Credit Agreement is hereby deleted in its entirety and replaced in its entirety as set forth in Exhibit D-3 attached hereto.

(g)          Schedule 5.25(a) (Feedstock Execution Plan) to the Credit Agreement is hereby deleted in its entirety and replaced in its entirety as set forth in Exhibit D-4 attached hereto.

2.           Amendment No. 6 Fees.

(a)          As consideration for the upsizing, waivers and forbearances provided by the Lenders pursuant to Amendment No. 6 to the Credit Agreement, dated December 20, 2021 (the “Sixth Amendment”) and the Forbearance and Conditional Waiver Agreement, dated December 20, 2021 (as amended, amended and restated, modified and supplemented on or prior to the date hereof, the “Forbearance and Conditional Waiver Agreement”) and as consideration  for the waivers and forbearances provided by the HoldCo Lenders pursuant to Consent No. 5, Forbearance and Conditional Waiver Agreement dated as of December 20, 2021 (as amended, amended and restated, modified and supplemented on or prior to the date hereof, “Consent No. 5”), pursuant to Section 3 of the Sixth Amendment, the Borrower agreed to pay the Amendment & Consent Premium (as defined therein, the “Amendment & Consent Premium”).  Further to Section 3 of the Sixth Amendment, the Borrower hereby agrees to pay to each Lender an amendment and consent premium in the form of warrants to obtain the shares of common equity at the strike prices set forth in Exhibit E hereto, substantially in the form attached hereto as Exhibit F (the “GCEH Warrants”), which GCEH Warrants shall be payable to each Lender (or its designated Affiliate) ratably (the “Amendment & Consent Premium”).  The Amendment & Consent Premium shall be due, earned and payable on the Eighth Amendment Effective Date.

(b)          The Borrower hereby agrees that the Amendment & Consent Premium shall be paid without set-off, deduction or counterclaim and free and clear of, and without deduction by reason of, any taxes.

2

(c)          All fees and premiums hereunder, once paid, are nonrefundable and are in addition to and not creditable against any other fee or premium payable to any Lender and/or its affiliates in connection with the transactions contemplated by the Credit Agreement or otherwise.

(d)          For U.S. federal income tax purposes, the Amendment & Consent Premium shall be treated as a payment on the loan made pursuant to the Credit Agreement (in accordance with the ordering provisions of Treasury Regulations Section 1.1275-2(a)).  Each of the Lenders and the Borrower agrees to file tax returns consistent with such treatment.

3.           Representations and Warranties.  As of the Eighth Amendment Effective Date, each Loan Party hereby represents and warrants to the other parties hereto that:

(a)          Each Loan Party has full corporate, limited liability company or other organizational powers, authority and legal right to enter into, deliver and perform its respective obligations under this Agreement, and has taken all necessary corporate, limited liability company or other organizational action to authorize the execution, delivery and performance by it of this Agreement.  This Agreement has been duly executed and delivered by the Loan Parties, is in full force and effect and constitutes a legal, valid and binding obligation of the Loan Parties, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited (i) by Bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

(b)          The execution, delivery and performance by each Loan Party of this Agreement does not and will not (i) conflict with the Organizational Documents of such Loan Party, (ii) conflict with or result in a breach of, or constitute a default under, any indenture, loan agreement, mortgage, deed of trust or other instrument or agreement to which such Loan Party is a party or by which it is bound or to which such Loan Party’s property or assets are subject (other than any Material Project Document to which such Loan Party is a party), except where such contravention or breach could not reasonably be expected to be material and adverse to the Loan Parties or Lenders, (iii) conflict with or result in a breach of, or constitute a default under, any Material Project Document to which such Loan Party is a party, (iv) conflict with or result in a breach of, or constitute a default under, in any material respect, any Applicable Law, except where such contravention or breach could not reasonably be expected to have a Material Adverse Effect, or (v) with respect to each Loan Party, result in the creation or imposition of any Lien (other than a Permitted Lien) upon any of such Loan Party’s property or the Collateral.

(c)          After giving effect to the waivers set forth in the Waiver and the amendments set forth in this Agreement, no Default or Event of Default has occurred and is continuing or would result from the transactions contemplated in this Agreement.

(d)          After giving effect to the waivers set forth in the Waiver and the amendments set forth in this Agreement, the representations and warranties of each of the Loan Parties set forth in Article III of the Credit Agreement and in each other Financing Document are true and correct in all material respects (except where already qualified by materiality or Material Adverse Effect, in which case, such representations and warranties are true and correct in all respects) on and as of the Eighth Amendment Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

3

4.         Effectiveness; Conditions Precedent.  This Agreement shall become effective on the first date on which each of the following conditions have been satisfied or waived (such date, the “Eighth Amendment Effective Date”):

(a)          This Agreement and the Waiver shall have been executed on the Signing Date by the Administrative Agent, the Loan Parties and the Signatory Lenders (such execution not to be unreasonably delayed or waived) and the Administrative Agent shall have received counterparts to each which, when taken together, bear the signatures of each of the other parties hereto.

(b)          Borrower has arranged for payment on the Eighth Amendment Effective Date of all reasonable and documented out-of-pocket fees and expenses then due and payable pursuant to the Financing Documents.

(c)          substantially concurrently with the Eighth Amendment Effective Date, (i) one or more parent companies of the Pledgor shall have deposited into the (A) Construction Account, as a common equity contribution to the Pledgor and the Borrower, an additional amount equal to at least $77,400,000 and (B) Debt Service Revenue Account, as common equity contribution to the Pledgor and the Borrower, an additional amount equal to $18,000,000, (ii) the Borrower shall repay in full in cash all of the then-outstanding Bridge Loans (plus any premium in respect thereof) and (iii) the HoldCo Lender Backstop Agreement shall have been terminated.

(d)          The HoldCo Lenders shall have executed and delivered to the HoldCo Administrative Agent, the Master Assignment and Assumption Agreement, dated as of the Eighth Amendment Effective Date, by and among the HoldCo Lenders, as Assignors, the Sponsor, as Assignee and the HoldCo Administrative Agent.

(e)          The Lenders shall have received a copy of a side letter agreement, dated as of the Eighth Amendment Effective Date, executed by Sponsor and the Lender Equity Owners, which side letter agreement shall be in form and substance reasonably satisfactory to the Administrative Agent.

(f)          The Administrative Agent shall have received the Amended and Restated Control, Operations and Maintenance Agreement, dated as of the Eighth Amendment Effective Date, executed by Project Company and GCE Operating, which shall be in the form attached hereto as Exhibit G.

(g)          The Administrative Agent shall have received a payoff letter relating to the intercompany loan, dated as of the Eighth Amendment Effective Date, executed by each party thereto, which shall be in form and substance reasonably satisfactory to the Administrative Agent.

(h)          Schedule I to the Holdco Borrower LLC Agreement has been updated and amended in a form reasonably satisfactory to the Administrative Agent to account for the issuance of the Equity Kicker to the Lender Equity Owners through the Eighth Amendment Effective Date.

(i)          As of the Eighth Amendment Effective Date, the Borrower has delivered a copy of each of the Financial Model, the 2022 Operating Budget, the Construction Budget and the Construction Schedule to the Administrative Agent, in each case in form and substance reasonably satisfactory to the Administrative Agent; (it being acknowledged and agreed that the copy of the Financial Model delivered to the Administrative Agent as of December 16, 2021, the 2022 Operating Budget delivered to the Administrative Agent as of December 16, 2021, the Construction Budget delivered to the Administrative Agent as of December 16, 2021 and the Construction Schedule delivered to the Administrative Agent as of December 16, 2021, in each case is in form and substance reasonably satisfactory to the Administrative Agent and the Signatory Lenders).

4

(j)          The Borrower has delivered to the Administrative Agent an Officer’s Certificate of each of Borrower and Holdings dated as of the Eighth Amendment Effective Date certifying (i) that attached to such certificate is a correct and complete copy of the Organizational Documents for such Person; (ii) attached to such certificate is a correct and complete copy of resolutions duly adopted by the board of directors, member(s), partner(s) or other authorized governing body of such Person with respect to this Agreement and the Waiver, and that such resolutions or other evidence of authority have not been modified, rescinded or amended and are in full force and effect; (iii) that the certificate of incorporation, certificate of formation, charter or other Organizational Documents (as the case may be) has not been amended since the date thereof; (iv) as to the incumbency and specimen signature of each officer, member or partner (as applicable) of such Person executing the Financing Documents to which such Person is or is intended to be a party (and each Lender may conclusively rely on such certificate until it receives notice in writing from such Person); and (v) as to the qualification of such Person to do business in each jurisdiction where its operations require qualification to do business and as to the absence of any pending proceeding for the dissolution or liquidation of such Person.

(k)          The Borrower has delivered to the Administrative Agent an Officer’s Certificate of each of Borrower and Holdings dated as of the Eighth Amendment Effective Date certifying (i)  that each of the conditions set forth in this Section 4 have been satisfied in accordance with the terms hereof, (ii) after giving effect to the waivers set forth in the Waiver and the amendments set forth herein, the representations and warranties of each of the Loan Parties set forth in the Financing Documents are true and correct in all material respects (except where already qualified by materiality or Material Adverse Effect, in which case, such representations and warranties are true and correct in all respects) on and as of the Eighth Amendment Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date) and (iii) after giving effect to the waivers set forth in the Waiver and the amendments set forth herein, no Default or Event of Default has occurred and is continuing as of the Eighth Amendment Effective Date.

(l)            As consideration for the Sixth Amendment and the Forbearance and Conditional Waiver Agreement and Consent No. 5, as of the Eighth Amendment Effective Date, each Lender shall have received the GCEH Warrants as set forth in Section 2.

(m)          As of the Eighth Amendment Effective Date, the Agent Reimbursement Letter shall have been amended and restated, executed and delivered by each of the Borrower and the Administrative Agent, and shall be in form and substance reasonably satisfactory to the Administrative Agent.

5.          Reaffirmation of Guarantees and Security Interests.

The Borrower, Holdings and Project Company (each, a “Reaffirming Party”) hereby acknowledges that it (a) has reviewed the terms and provisions of this Amendment, (b) consents to the amendments to the Credit Agreement effected pursuant to this Amendment and consents to the terms, conditions and other provisions of this Amendment, and (c) consents to each of the transactions contemplated hereby. Each Reaffirming Party hereby confirms that each Financing Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Financing Documents the payment and performance of all Obligations under and as defined in the Amended Credit Agreement (including all such Obligations as amended and reaffirmed pursuant to this Amendment) under each of the Financing Documents to which it is a party.

5

Without limiting the generality of the foregoing, each Reaffirming Party hereby confirms, ratifies and reaffirms its payment obligations, guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Financing Documents to which it is a party. For the avoidance of doubt, nothing in this Amendment shall constitute a new grant of security interest. Each Reaffirming Party hereby confirms that no additional filings or recordings need to be made, and no other actions need to be taken, by such Reaffirming Party as a consequence of this Amendment in order to maintain the perfection and priority of the security interests created by the Financing Documents to which it is a party.

Each Reaffirming Party acknowledges and agrees that each of the Financing Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its payment obligations, guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of such Financing Documents shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment or any of the transactions contemplated hereby.

6.           Consent. Subject to the occurrence of the Eighth Amendment Effective Date, the Signatory Lenders, who constitute all of the Lenders under the Credit Agreement, hereby consent to the following:

(a)          the termination of the HoldCo Lender Backstop Agreement pursuant to a termination agreement in the form attached hereto as Exhibit H; and

(b)          the amendment and restatement of the COMA in the form attached hereto as Exhibit G.

7.           Miscellaneous.

(a)         Effect of Amendments.  From and after the Eighth Amendment Effective Date, the Credit Agreement shall be construed after giving effect to the amendments set forth in Section 1 hereof and all references to the Credit Agreement in the Financing Documents shall be deemed to refer to the Amended Credit Agreement.  If the Eighth Amendment Effective Date has not occurred on or prior to February 23, 2022, this Agreement shall be null and void and the Credit Agreement and other Financing Documents, as in effect as of the date hereof, shall continue in full force and effect pursuant to the terms thereof.

(b)         No Other Modification.  Except as expressly modified by this Agreement and the Waiver, the Credit Agreement and the other Financing Documents are and shall remain unchanged and in full force and effect, and nothing contained in this Agreement shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, or any of the other parties, or shall alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement which are not by the terms of this Agreement being amended, or alter, modify or amend or in any way affect any of the other Financing Documents.

6

(c)          Successor and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns.

(d)        Incorporation by Reference.  Sections 10.07 (Severability), 10.11 (Headings), 10.09 (Governing Law; Jurisdiction; Etc.) and 10.17 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

(e)          Financing Document.  This Agreement shall be deemed to be a Financing Document.

(f)         Counterparts; Integration.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  The Amended Credit Agreement and the other Financing Documents to which a Loan Party is party constitute the entire contract between and among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of a signature page to this Agreement by telecopy or scanned electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

(g)          Electronic Signatures.  The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the parties hereto, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(h)          Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

7

(i)          Release.  IN ORDER TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO ENTER INTO THIS AGREEMENT, EACH OF THE LOAN PARTIES AND THEIR RESPECTIVE SUCCESSORS-IN-TITLE AND ASSIGNEES AND, TO THE EXTENT THE SAME IS CLAIMED BY RIGHT OF, THROUGH OR UNDER ANY OF THE LOAN PARTIES, FOR THEIR RESPECTIVE PAST, PRESENT AND FUTURE EMPLOYEES, AGENTS, REPRESENTATIVES, OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, MANAGERS, AND TRUSTEES (EACH, A “RELEASING PARTY,” AND COLLECTIVELY, THE “RELEASING PARTIES”), DOES HEREBY REMISE, RELEASE AND DISCHARGE, AND SHALL BE DEEMED TO HAVE FOREVER REMISED, RELEASED AND DISCHARGED, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS, AND THE ADMINISTRATIVE AGENT’S AND EACH LENDER’S RESPECTIVE SUCCESSORS-IN-TITLE, LEGAL REPRESENTATIVES AND ASSIGNEES, PAST, PRESENT AND FUTURE OFFICERS, DIRECTORS, AFFILIATES, SHAREHOLDERS, MEMBERS, MANAGERS, TRUSTEES, AGENTS, EMPLOYEES, BOARD OBSERVERS, CONSULTANTS, EXPERTS, ADVISORS, ATTORNEYS AND OTHER PROFESSIONALS AND ALL OTHER PERSONS AND ENTITIES TO WHOM ANY OF THE FOREGOING WOULD BE LIABLE IF SUCH PERSONS OR ENTITIES WERE FOUND TO BE LIABLE TO ANY RELEASING PARTY, OR ANY OF THEM (COLLECTIVELY HEREINAFTER, THE “RELEASED PARTIES”), FROM ANY AND ALL MANNER OF ACTION AND ACTIONS, CAUSE AND CAUSES OF ACTION, CLAIMS, CHARGES, DEMANDS, COUNTERCLAIMS, OFFSET RIGHTS, RIGHTS OF RECOUPMENT, DEFENSES, SUITS, DEBTS, DUES, SUMS OF MONEY, ACCOUNTS, RECKONINGS, BONDS, BILLS, SPECIALTIES, COVENANTS, CONTRACTS, CONTROVERSIES, DAMAGES, JUDGMENTS, EXPENSES, EXECUTIONS, LIENS, CLAIMS OF LIENS, CLAIMS OF COSTS, PENALTIES, ATTORNEYS’ FEES, OR ANY OTHER COMPENSATION, RECOVERY OR RELIEF ON ACCOUNT OF ANY LIABILITY, OBLIGATION, DEMAND OR CAUSE OF ACTION OF WHATEVER NATURE, WHETHER IN LAW, EQUITY OR OTHERWISE (INCLUDING, WITHOUT LIMITATION, ANY SO CALLED “LENDER LIABILITY” CLAIMS, INTEREST OR OTHER CARRYING COSTS, PENALTIES, LEGAL, ACCOUNTING AND OTHER PROFESSIONAL FEES AND EXPENSES AND INCIDENTAL, CONSEQUENTIAL AND PUNITIVE DAMAGES PAYABLE TO THIRD PARTIES, OR ANY CLAIMS FOR AVOIDANCE OR RECOVERY UNDER ANY OTHER FEDERAL, STATE OR FOREIGN LAW EQUIVALENT), WHETHER KNOWN OR UNKNOWN, FIXED OR CONTINGENT, JOINT AND/OR SEVERAL, SECURED OR UNSECURED, DUE OR NOT DUE, PRIMARY OR SECONDARY, LIQUIDATED OR UNLIQUIDATED, CONTRACTUAL OR TORTIOUS, DIRECT, INDIRECT, OR DERIVATIVE, ASSERTED OR UNASSERTED, FORESEEN OR UNFORESEEN, SUSPECTED OR UNSUSPECTED, NOW EXISTING, HERETOFORE EXISTING OR WHICH MAY HERETOFORE ACCRUE AGAINST ANY OF THE RELEASED PARTIES SOLELY IN THEIR CAPACITIES AS SUCH UNDER THE FINANCING DOCUMENTS, WHETHER HELD IN A PERSONAL OR REPRESENTATIVE CAPACITY, AND WHICH ARE BASED ON ANY ACT, FACT, EVENT OR OMISSION OR OTHER MATTER, CAUSE OR THING OCCURRING AT OR FROM ANY TIME PRIOR TO AND INCLUDING THE DATE HEREOF IN ANY WAY, DIRECTLY OR INDIRECTLY ARISING OUT OF, CONNECTED WITH OR RELATING TO THE AMENDED CREDIT AGREEMENT OR ANY OTHER FINANCING DOCUMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, AND ALL OTHER AGREEMENTS, CERTIFICATES, INSTRUMENTS AND OTHER DOCUMENTS AND STATEMENTS (WHETHER WRITTEN OR ORAL) RELATED TO ANY OF THE FOREGOING (EACH, A “CLAIM,” AND COLLECTIVELY, THE “CLAIMS”), IN EACH CASE, EXCLUDING ANY CLAIM TO THE EXTENT SUCH CLAIM AROSE OUT OF, OR WAS CAUSED BY, THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF, OR MATERIAL BREACH OF THE AMENDED CREDIT AGREEMENT OR ANY OTHER FINANCING DOCUMENT BY, SUCH RELEASED PARTIES. EACH RELEASING PARTY FURTHER STIPULATES AND AGREES WITH RESPECT TO ALL SUCH CLAIMS, THAT IT HEREBY WAIVES ANY AND ALL PROVISIONS, RIGHTS, AND BENEFITS CONFERRED BY ANY LAW OF ANY STATE OF THE UNITED STATES.

[Signature Pages Follow]

8

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized signatories as of the day and year first above written.

BKRF OCB, LLC,
as the Borrower

By:	/s/ RICHARD PALMER
Name:	Richard Palmer
Title:	President

BKRF OCP, LLC,
as Holdings

By:	/s/ RICHARD PALMER
Name:	Richard Palmer
Title:	President

BAKERSFIELD RENEWABLE FUELS, LLC,
as Project Company

By:	/s/ RICHARD PALMER
Name:	Richard Palmer
Title:	President

[Signature Page to Amendment No. 8 to Credit Agreement]

ORION ENERGY PARTNERS TP AGENT, LLC,
as Administrative Agent

By:	/s/ GERRIT NICHOLAS
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Amendment No. 8 to Credit Agreement]

ORION ENERGY CREDIT OPPORTUNITIES
FUND II, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:	/s/ GERRIT NICHOLAS
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND II PV, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:	/s/ GERRIT NICHOLAS
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Amendment No. 8 to Credit Agreement]

ORION ENERGY CREDIT OPPORTUNITIES
FUND II GPFA, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:	/s/ GERRIT NICHOLAS
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES
GCE CO-INVEST, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:	/s/ GERRIT NICHOLAS
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Amendment No. 8 to Credit Agreement]

ORION ENERGY CREDIT OPPORTUNITIES
FUND III, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:	/s/ GERRIT NICHOLAS
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES
FUND III PV, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:	/s/ GERRIT NICHOLAS
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Amendment No. 8 to Credit Agreement]

ORION ENERGY CREDIT OPPORTUNITIES
FUND III GPFA, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:	/s/ GERRIT NICHOLAS
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES
FUND III GPFA PV, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:	/s/ GERRIT NICHOLAS
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Amendment No. 8 to Credit Agreement]

VOYA RENEWABLE ENERGY INFRASTRUCTURE ORIGINATOR L.P., as Lender
VOYA RENEWABLE ENERGY INFRASTRUCTURE ORIGINATOR i llc,
as a Lender

By: Voya Alternative Asset Management LLC, as Agent

By:	/s/ EDWARD LEVIN
Name:	Edward Levin
Title:	Senior Vice President

[Signature Page to Amendment No. 8 to Credit Agreement]

LIF AIV 1, L.P.,
as a Lender

By: GCM Investments GP, LLC, its General Partner

By:	/s/ TODD HENIGAN
Name:	Todd Henigan
Title:

[Signature Page to Amendment No. 8 to Credit Agreement]

Exhibit A

to Amendment nO. 8

AMENDED CREDIT AGREEMENT

[See attached.]

Execution Version

Conformed through:

Amendment No. 1 to Credit Agreement and Waiver, dated as of July 1, 2020

Amendment No. 2 to Credit Agreement, dated as of October 12, 2020

Amendment No. 3 to Credit Agreement, dated as of March 26, 2021

Amendment No. 4 to Credit Agremeent, dated as of May 19, 2021

Amendment No. 5 to Credit Agreement, dated as of July 29, 2021

Amendment No. 6 to Credit Agreement, dated as of December 20, 2021

Amendment No. 7 to Credit Agreement, dated as of February 2, 2022

Amendment No. 8 to Credit Agreement, dated as of February 2, 2022 and effective as of the Eighth Amendment Effective Date

CREDIT AGREEMENT

dated as of

May 4, 2020

among

BKRF OCB, LLC,
as Borrower,

BKRF OCP, LLC,
as Holdings,

THE LENDERS FROM TIME TO TIME PARTY HERETO,

and

Orion Energy Partners TP Agent, LLC,
as Administrative Agent and Collateral Agent

$~~300,000,000~~337,600,000 Senior Secured Term Loan Facility

Page

Article I DEFINITIONS		2

Section 1.01	Certain Defined Terms	2
Section 1.02	Terms Generally	~~39~~44
Section 1.03	Accounting Terms	~~40~~45
Section 1.04	Divisions	~~40~~45

Article II THE CREDITS		~~41~~45

Section 2.01	Loan	~~41~~45
Section 2.02	[Reserved]	~~42~~47
Section 2.03	Funding of the Loan	~~42~~47
Section 2.04	Termination and Reduction of the Commitments	~~43~~47
Section 2.05	Repayment of Loan; Evidence of Debt	~~43~~47
Section 2.06	Prepayment of the Loan	~~43~~48
Section 2.07	Fees	~~47~~52
Section 2.08	Interest	~~47~~52
Section 2.09	Increased Costs	~~48~~53
Section 2.10	[Reserved]	~~49~~54
Section 2.11	Taxes	~~49~~54
Section 2.12	Payments Generally; Pro Rata Treatment; Sharing of Setoffs	~~53~~58
Section 2.13	Change of Lending Office	~~55~~60
Section 2.14	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	~~55~~60
~~Section 2.15~~	~~Tranche B Lender Joinder~~	~~56~~

Article III REPRESENTATIONS AND WARRANTIES		~~56~~61

Section 3.01	Due Organization, Etc	~~56~~61
Section 3.02	Authorization, Etc	~~57~~61
Section 3.03	No Conflict	~~57~~62
Section 3.04	Approvals, Etc.	~~57~~62
Section 3.05	Financial Statements; No Material Adverse Effect	~~58~~63
Section 3.06	Litigation	~~58~~63
Section 3.07	Authorizations; Environmental Matters	~~59~~64
Section 3.08	Compliance with Laws and Obligations	~~60~~64
Section 3.09	Material Project Documents	~~60~~65
Section 3.10	Licenses	~~60~~65
Section 3.11	Taxes	~~60~~65
Section 3.12	Full Disclosure; Projections	~~61~~66
Section 3.13	Senior Obligations	~~61~~66
Section 3.14	Solvency	~~61~~66
Section 3.15	Regulatory Restrictions on the Loan	~~61~~67

~~i~~

(continued)

Page
Section 3.16	Title; Security Documents	~~61~~67
Section 3.17	ERISA	~~62~~67
Section 3.18	Insurance	~~62~~67
Section 3.19	Single-Purpose Entity	~~62~~68
Section 3.20	Use of Proceeds	~~63~~68
Section 3.21	Membership Interests and Related Matters	~~63~~68
Section 3.22	Permitted Indebtedness; Investments	~~63~~69
Section 3.23	Agreements with Affiliates	~~64~~69
Section 3.24	No Bank Accounts	~~64~~69
Section 3.25	No Default or Event of Default	~~64~~69
Section 3.26	Foreign Assets Control Regulations	~~64~~69
Section 3.27	Commercial Activity; Absence of Immunity	~~65~~70
Section 3.28	Sufficiency of Project Documents	~~65~~70
Section 3.29	Substantial Completion and Final Completion	~~65~~71

Article IV CONDITIONS		~~66~~71

Section 4.01	Conditions to the Closing Date	~~66~~71
Section 4.02	Conditions to Tranche A Funding Date	~~69~~76
Section 4.03	Conditions to Each Funding Date	~~74~~80
Section 4.04	Conditions to Each Disbursement from the Construction Account	~~75~~81
Section 4.05	Conditions to Term Conversion	~~77~~83

Article V AFFIRMATIVE COVENANTS		~~80~~86

Section 5.01	Corporate Existence; Etc	~~80~~86
Section 5.02	Conduct of Business	~~80~~86
Section 5.03	Compliance with Laws and Obligations	~~80~~86
Section 5.04	Governmental Authorizations	~~80~~87
Section 5.05	Maintenance of Title	~~81~~87
Section 5.06	Insurance	~~81~~87
Section 5.07	Keeping of Books	~~81~~87
Section 5.08	Access to Records	~~81~~88
Section 5.09	Payment of Taxes, Etc	~~82~~88
Section 5.10	Financial Statements; Other Reporting Requirements	~~82~~88
Section 5.11	Notices	~~84~~90
Section 5.12	Scheduled Calls and Meetings	~~85~~92
Section 5.13	Use of Proceeds	~~86~~92
Section 5.14	Security	~~86~~93
Section 5.15	Further Assurances	~~86~~93
Section 5.16	Security in Newly Acquired Property and Revenues	~~86~~93
Section 5.17	Material Project Documents	~~87~~93

-ii-

(continued)

Page
Section 5.18	Collateral Accounts	~~87~~94
Section 5.19	Intellectual Property	~~87~~94
Section 5.20	Operating Budget and Financial Model	~~87~~94
Section 5.21	Collateral Account Report	~~88~~95
Section 5.22	Construction of the Project; Final Completion	~~88~~95
Section 5.23	Independent Engineer; Performance Test	~~88~~96
Section 5.24	Operation and Maintenance of Project	~~89~~96
Section 5.25	Certain ~~Post-Closing~~Other Obligations	~~89~~97
Section 5.26	~~Independent Engineer; Performance Testing 91~~[Reserved]	99
Section 5.27	As-Built Surveys; Title Endorsement	~~92~~100
Section 5.28	Qualified CEO and Qualified Officers	~~92~~100
Section 5.29	Accounts	~~92~~100
~~Section 5.30~~	~~Post-Third Amendment Covenants.~~	~~99~~
~~Section 5.31~~	~~Obligations Under the ARB EPC Agreement and ARB Parent Guarantee.~~	~~100~~
~~Section 5.32~~	~~Post-Fourth Amendment Covenants.~~	~~100~~

Article VI NEGATIVE COVENANTS		~~101~~110

Section 6.01	Subsidiaries; Equity Issuances	~~101~~110
Section 6.02	Indebtedness	~~101~~110
Section 6.03	Liens, Etc.	~~102~~112
Section 6.04	Investments, Advances, Loans	~~102~~112
Section 6.05	Principal Place of Business; Business Activities	~~102~~112
Section 6.06	Restricted Payments	~~103~~112
Section 6.07	Fundamental Changes; Asset Dispositions and Acquisitions	~~103~~113
Section 6.08	Accounting Changes	~~104~~115
Section 6.09	Amendment or Termination of Material Project Documents; Other Restrictions on Material Project Documents	~~104~~115
Section 6.10	Transactions with Affiliates	~~106~~116
Section 6.11	Other Accounts	~~106~~116
Section 6.12	Guarantees	~~106~~117
Section 6.13	Hazardous Materials	~~106~~117
Section 6.14	No Speculative Transactions	~~106~~117
Section 6.15	Change of Auditors	~~107~~117
Section 6.16	Purchase of Capital Stock	~~107~~117
Section 6.17	Collateral Accounts	~~107~~117
Section 6.18	Performance Tests and Substantial Completion	~~107~~117
Section 6.19	~~Permitted Working Capital Facility and Commodity Hedging Documentation~~ 107[Reserved]	118
Section 6.20	Qualified President	~~108~~118
~~Section 6.21~~	~~Post-Fourth Amendment Covenants~~	~~108~~

-iii-

(continued)

Page
Article VII EVENTS OF DEFAULT		~~108~~119

Section 7.01	Events of Default	~~108~~119

Article VIII THE AGENTS		~~112~~124

Section 8.01	Appointment and Authorization of the Agents	~~112~~124
Section 8.02	Rights as a Lender	~~113~~124
Section 8.03	Duties of Agent; Exculpatory Provisions	~~113~~125
Section 8.04	Reliance by Agent	~~114~~125
Section 8.05	Delegation of Duties	~~114~~125
Section 8.06	Withholding of Taxes by the Administrative Agent; Indemnification	~~114~~126
Section 8.07	Resignation of Agent	~~115~~126
Section 8.08	Non-Reliance on Agent or Other Lenders	~~115~~127
Section 8.09	No Other Duties; Etc	~~115~~127
Section 8.10	Certain ERISA Matters	~~115~~127

Article IX GUARANTY		~~117~~128

Section 9.01	Guaranty	~~117~~128
Section 9.02	Guaranty Unconditional	~~117~~129
Section 9.03	Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances	~~118~~129
Section 9.04	Waiver by the Guarantors	~~118~~130
Section 9.05	Subrogation	~~119~~130
Section 9.06	Acceleration	~~119~~130
Section 9.07	Limited Recourse Against Holdings	~~119~~130

Article X MISCELLANEOUS		~~119~~131

Section 10.01	Notices	~~119~~131
Section 10.02	Waivers; Amendments	~~120~~132
Section 10.03	Expenses; Indemnity; Etc	~~122~~134
Section 10.04	Successors and Assigns	~~124~~136
Section 10.05	Survival	~~128~~139
Section 10.06	Counterparts; Integration; Effectiveness	~~128~~140
Section 10.07	Severability	~~128~~140
Section 10.08	Right of Setoff	~~128~~140
Section 10.09	Governing Law; Jurisdiction; Etc	~~128~~140
Section 10.10	Acknowledgment Regarding Any Supported QFCs	~~130~~141
Section 10.11	Headings	~~131~~143
Section 10.12	Confidentiality	~~131~~143
Section 10.13	Non-Recourse	~~132~~144
Section 10.14	No Third Party Beneficiaries	~~132~~144
Section 10.15	Reinstatement	~~132~~144
Section 10.16	USA PATRIOT Act	~~133~~144
Section 10.17	Electronic Execution of Assignments and Certain Other Documents	~~133~~145
Section 10.18	USURY	145

-iv-

~~(continue)~~

Exhibit A	-	Form of Assignment and Assumption
Exhibit B	-	Form of Note
Exhibit C	-	Form of Borrowing Request
Exhibit D	-	Form of Consent to Assignment
Exhibit E	-	Form of Notice of Term Conversion
Exhibit F	-	[Reserved]
Exhibit G	-	[Reserved]
Exhibit H	-	Form of Environmental, Social and Governance Report
Exhibit I	-	[Reserved]
Exhibit J	-	[Reserved]
Exhibit K	-	Form of Security Agreement
Exhibit L	-	HoldCo Borrower LLC Agreement
Exhibit M	-	Form of Construction Requisition
Exhibit N	-	Form of IE Requisition Certificate
Exhibit O-1	-	Form of Borrower Completion Certificate
Exhibit O-2	-	Form of Independent Engineer Completion Certificate
Exhibit P	-	Form of Title Policy Endorsement
Exhibit Q	-	Form of Mortgage
Exhibit R	-	[Reserved]
Exhibit S	-	[Reserved]
Exhibit T	-	Form of Title Policy Endorsement
Exhibit U	-	Form of Revenue Transfer Certificate
Exhibit V	-	Form of Tranche B Lender Joinder
Exhibit W	-	Form of Project Company Joinder
Exhibit X	-	~~CTCI Transition Plan~~Approved Change Orders

Annex I	-	Commitments
Annex II	-	Prepayment Premium Calculations
Annex III	-	Target Debt Balances
Annex IV	-	Lending Offices

Schedule 1.01(a)	-	Site
Schedule 1.01(b)	-	Equity Shareholders
Schedule 3.04	-	Approvals
Schedule 3.06	-	Litigation
Schedule 3.07	-	Environmental Matters
Schedule 3.10	-	Licenses
Schedule 3.11	-	Taxes
Schedule 3.18	-	Insurance
Schedule 3.21(a)	-	Subsidiaries
Schedule 3.21(b)	-	Capital Stock Options
Schedule 3.22(b)	-	Permitted Indebtedness
Schedule 3.23	-	Transactions with Affiliates
~~Schedule 4.01(f)~~	~~-~~	~~Significant Milestones~~
~~Schedule 4.02(q)~~	~~-~~	~~COMA Employees~~

-v-

(continued)

Page

Schedule 5.06	-	Insurance Requirements
Schedule 5.25(a)	-	Feedstock Execution Plan
~~Schedule 5.25(b)~~	~~-~~	~~Executive Hiring Plan~~
~~Schedule 5.25(c)~~	~~-~~	~~Rail Development Milestones~~
~~Schedule 5.25(d)~~	~~-~~	~~Gas Supply Commercial Milestones~~
~~Schedule 5.25(e)~~	~~-~~	~~Environmental and Permitting Milestones~~

~~Bakersfield Refinery – Senior Credit Agreement~~

This CREDIT AGREEMENT (this “Agreement”) is dated as of May 4, 2020, among BKRF OCB, LLC, a Delaware limited liability company (“Borrower”), BKRF OCP, LLC, a Delaware limited liability company (“Holdings”), each Tranche A Lender (as defined herein) and Tranche B Lender (as defined herein) from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”) and Orion Energy Partners TP Agent, LLC, as the Administrative Agent (as defined herein) and the Collateral Agent (as defined herein).

WHEREAS, GCE Holdings Acquisitions, LLC, a Delaware limited liability company (“GCE Holdings”), entered into that certain Share Purchase Agreement, dated as of April 29, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “SPA”), with Alon Paramount Holdings, Inc., as seller (the “Seller”);

WHEREAS, GCE Holdings ~~will assign~~has assigned, and Borrower ~~will assume~~has assumed, the SPA pursuant to an assignment and assumption agreement, whereby Borrower will acquire all of the equity interests of Bakersfield Renewable Fuels, LLC, a Delaware limited liability company (the “Project Company”, and such acquisition, the “Acquisition”), as successor to (and formerly known as) Alon Bakersfield Property, Inc., a Delaware corporation;

WHEREAS, each of GCE Holdings and Borrower ~~will assign~~has assigned, and Project Company ~~will assume~~has assumed, all of the Initial Material Project Documents (as defined herein) ~~on or prior to the Tranche A Funding Date (as defined herein) in connection with the Acquisition~~;

WHEREAS, following the consummation of the Acquisition, Borrower desires Project Company to install, develop, construct, finance and operate a 150 million gallons per year renewable diesel refinery to be located in Bakersfield, California (the “Project”);

WHEREAS, in order to finance a portion of the costs of the Acquisition and the development, construction, completion, ownership and operation of the Project and certain other costs, fees and expenses associated therewith and with the financing contemplated herein, as more fully described herein, Borrower has requested Lenders to extend, and Lenders have agreed to extend, on the terms and conditions set forth in this Agreement and the other Financing Documents, a credit facility to Borrower in an aggregate principal amount of $~~300,000,000~~337,600,000, as more fully described herein;

WHEREAS, the credit facility provided hereunder will be secured by the grant to the Collateral Agent, for the benefit of the Secured Parties, of a first priority Lien on the Collateral (subject to Permitted Liens); and

WHEREAS, the Lenders are willing to provide the credit facility described herein upon the terms and subject to the conditions set forth herein and in the other Financing Documents.

NOW, THEREFORE, the parties hereto agree as follows:

~~Bakersfield Refinery – Senior Credit Agreement~~

Article I

DEFINITIONS

Section 1.01      Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“ABL Intercreditor Agreement” means an intercreditor agreement to be entered into among the providers of Indebtedness under any Permitted Working Capital Facility, Borrower, Holdings, Project Company, the Administrative Agent and the Collateral Agent, which shall be in form and substance reasonably satisfactory to the Loan Parties and the Required Lenders.

“Accrued Interest” means the payment-in-kind of interest in respect of the Loans by increasing the outstanding principal amount of the Loans.

“Acquisition” has the meaning assigned to such term in the recitals.

~~“Additional Cash Reserve Amount” means an amount equal to at least $35,000,000, which shall be provided as a voluntary cash equity contribution provided by one or more parent companies to the Loan Parties (or to the extent the Administrative Agent, in its sole discretion, consents to a form of subordination agreement, as a subordinated loan to the Borrower).~~

~~“Additional Capital Raise” shall have the meaning assigned to such term in Section 5.30(a).~~

“Additional Material Project Document” means any contract, or series of related contracts, entered into by Borrower or Project Company with respect to the Project that provides for the payment by Borrower or Project Company of, or the provision to Borrower or Project Company of, goods or services with a value in excess of $~~1,000,000~~5,000,000 annually or $15,000,000 in the aggregate over its term~~.~~, but excluding (i) any contract, or series of related contracts, relating to any Indebtedness permitted by Section 6.02, (ii) any Senior Secured Swap Agreement, and (iii) any contract, or series of related contracts, which is required under emergency circumstances requiring immediate action to resume or maintain operation of the Project in accordance with Prudent Industry Practices or to avoid imminent threat to human life or property.

“Administrative Agent” means Orion Energy Partners TP Agent, LLC, in its capacity as administrative agent for the Lenders hereunder, and any successor thereto pursuant to Article VIII.

“Administrative Questionnaire” means a questionnaire, in a form supplied by the Administrative Agent, completed by a Lender.

“Affected Property” means any property of Borrower or Project Company that suffers an Event of Loss.

“Affiliate” means, with respect to a specified Person, another Person that at such time directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified; provided that the Loan Parties and their Affiliates shall not be considered “Affiliates” of ExxonMobil.

2
Bakersfield Refinery – Senior Credit Agreement

“Agents” means, collectively, the Administrative Agent and the Collateral Agent.

“Agent Reimbursement Letter” means that certain amended and restated Agent Reimbursement Letter, dated as of the ~~Closing~~Eighth Amendment Effective Date, among Borrower, the Administrative Agent and the Collateral Agent.

“Agreement” has the meaning assigned to such term in the preamble.

“Anti-Corruption Laws” means any law of any jurisdiction relating to corruption in which any Loan Party performs business, including the FCPA, the U.K. Bribery Act, and where applicable, legislation relating to corruption enacted by member states and signatories implementing the OECD Convention Combating Bribery of Foreign Officials.

“Anti-Corruption Prohibited Activity” means the offering, payment, promise to pay, authorization or the payment of any money or the offer, promise to give, given, or authorized giving of anything of value, to any Government Official or to any person under the circumstances where the Person, such Person’s Affiliate’s or such Person’s representative knew or had reason to know that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of (a) influencing any act or decision of such Government Official in his or her official capacity, (b) inducing such Government Official to do or omit to do any act in relation to his or her lawful duty, (c) securing any improper advantage, or (d) inducing such Government Official to influence or affect any act or decision of any Governmental Authority, in each case, in order to assist such Person in obtaining or retaining business for or with, or in directing business to, any Person.

“Anti-Money Laundering Laws” means the U.S. Currency and Foreign Transaction Reporting Act of 1970, as amended, and all money laundering-related laws of the United States and other jurisdictions where such Person conducts business or owns assets, and any related or similar law issued, administered or enforced by any government authority.

“Applicable Law” means with respect to any Person, property or matter, any of the following applicable thereto: any constitution, writ, injunction, statute, law, regulation, ordinance, rule, judgment, rule of common law, order, decree, court decision, Authorization, approval, concession, grant, franchise, license, agreement, directive, guideline, policy, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing, by any Governmental Authority, whether in effect as of the date hereof or thereafter and in each case as amended including Environmental Laws.

“ARB” means ARB, Inc., a California corporation.

~~“ARB Credit Support” has the meaning assigned to such term in Section 6.21(b).~~

3
Bakersfield Refinery – Senior Credit Agreement

“ARB EPC Agreement” means that certain Cost Plus Fixed-Fee Turnkey Agreement with a Guaranteed Maximum Price for ~~the~~ Engineering, Procurement and Construction of the Bakersfield Renewable Fuels Project, dated as of April 30, 2020, by and between ~~GCE Holdings and ARB, as required to be assigned pursuant to Section 4.02(r)(i) by GCE Holdings to, and assumed by,~~ Project Company ~~on the Tranche A Funding Date~~and ARB.

~~“ARB Parent Guarantee” means that certain Parent Guarantee, dated as of April 30, 2020, issued by Primoris Services Corporation, a Delaware corporation, in favor of GCE Holdings, as required to be assigned pursuant to Section 4.02(r)(i) by GCE Holdings to, and assumed by, Project Company on the Tranche A Funding Date.~~

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04), in the form of Exhibit A or any other form approved by the Administrative Agent.

“Authorization” means any consent, waiver, variance, registration, filing, declaration, agreement, notarization, certificate, license, tariff, approval, permit, orders, authorization, exception or exemption from, by or with any Governmental Authority, whether given by express action or deemed given by failure to act within any specified period, and all corporate, creditors’, shareholders’ and partners’ approvals or consents.

“Authorized Representative” means, with respect to any Person, the chief executive officer, the chief financial officer or any other appointed officer of such Person as may be designated from time to time by such Person in writing. Any document or certificate delivered under the Financing Documents that is signed by an Authorized Representative may be conclusively presumed by the Administrative Agent and Lenders to have been authorized by all necessary corporate, limited liability company or other action on the part of the relevant Person.

“Availability Period” means the period from the Closing Date to and including the earliest to occur of (a) the date that is twenty (20) months following the Closing Date, (b) the Term Conversion Date and (c) the Maturity Date.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bankruptcy” means with respect to any Person (i) commencement by such Person of any case or other proceeding (x) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (y) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets; or (ii) commencement against such Person of any case or other proceeding of a nature referred to in clause (x) or (y) above which (a) results in the entry of an order for relief or any such adjudication or appointment or (b) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) commencement against such Person of any case or other proceeding seeking issuance of a warrant of attachment, execution or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) such Person shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or (v) such Person shall admit in writing its inability to pay its debts as they become due or shall make a general assignment for the benefit of its creditors.

4
Bakersfield Refinery – Senior Credit Agreement

~~“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.~~

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” has the meaning assigned to such term in the preamble.

“Borrowing Request” means a request by Borrower for a Loan in accordance with Section 2.01 and substantially in the form of Exhibit C.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City, New York are authorized or required by law to close.

“CA Foreign Qualification” means, collectively, a Foreign Limited Liability Company Application for Registration and such other documents as are necessary for Project Company to be qualified to do business in the State of California.

~~“CA Secretary of State” means the Secretary of State of the State of California.~~

“Called Principal” means the aggregate principal amount of the Loans that are to be prepaid pursuant to Section 2.06(a), Section 2.06(b) (other than Section 2.06(b)(i), 2.06(b)(ii) and 2.06(b)(v)) or has become or is declared to be immediately due and payable pursuant to the last paragraph of Section 7.01, as the context requires (it being acknowledged that, for purposes of this definition, Loans will be repaid in each such Section on a “first-in, first-out” basis).

“Capital Expenditures” means with respect to any Person, the aggregate of all expenditures and costs (whether paid in cash or accrued as liabilities and including that portion of payments under Capital Lease Obligations that are capitalized on the balance sheet of such Person) by such Person and its Subsidiaries which are required to be capitalized under GAAP on a balance sheet of such Person.

“Capital Lease Obligations” means, with respect to any Person, the obligations of such Person to pay rent or any other amounts under any lease of (or other arrangements conveying the right to use) real or personal property, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person in accordance with GAAP.

5
Bakersfield Refinery – Senior Credit Agreement

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations and/or rights in or other equivalents (however designated, whether voting or nonvoting, ordinary or preferred) in the equity or capital of such Person, now or hereafter outstanding, and any and all rights, warrants or options exchangeable for or convertible into any of the foregoing.

“Cash Equivalents” means:

(a)           direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America or any agency thereof, in each case with maturities not exceeding two years;

(b)           time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company that is organized under the laws of the United States of America, or any state thereof having capital, surplus and undivided profits in excess of $250,000,000 and whose long-term debt, or whose parent holding company’s long-term debt, is rated A (or such similar equivalent rating or higher) by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act);

(c)           repurchase obligations with a term of not more than 180 days for underlying securities of the types described in clause (a) above entered into with a bank meeting the qualifications described in clause (b) above;

(d)           commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate of Borrower) organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of P-1 (or higher) according to Moody’s or A-1 (or higher) according to S&P;

(e)           securities with maturities of two years or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least A by S&P or A-2 by Moody’s;

(f)            shares of mutual funds whose investment guidelines restrict 95% of such funds’ investments to those satisfying the provisions of clauses (a) through (e) above;

(g)           taxable and tax-exempt auction rate securities rated AAA by S&P and Aaa by Moody’s and with a reset of less than 90 days;

(h)           money market funds that (i) comply with the criteria set forth in Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated A or higher by S&P and A-2 or higher by Moody’s and (iii) have portfolio assets of at least $500,000,000;

(i)            funds/cash uninvested in a trust or deposit account of the Depositary Bank; and

6
Bakersfield Refinery – Senior Credit Agreement

(j)            cash.

“Cash Flow Utilization Cap” means an amount of Project Revenues (whether received before or after the Term Conversion Date) equal to $40,000,000; provided, that the Cash Flow Utilization Cap may be increased by an amount no greater than $10,000,000 (“Additional Cash Flow Utilization”) so long as (i) Borrower delivers notice to the Administrative Agent of its intent to increase the Cash Flow Utilization Cap by the Additional Cash Flow Utilization at least fifteen (15) Business Days prior to such increase and (ii) one or more parent companies of the Pledgor deposits an amount equal to the Additional Cash Flow Utilization in the Revenue Account within one-hundred and eighty (180) days of such increase as a cash equity contribution.

“Cash Reserve Account” means ~~a deposit~~, subject to any Permitted Account Transfer, an account in the name of Borrower ~~(~~or ~~such other Person as may be approved in the sole discretion of the Administrative Agent)~~Project Company and established ~~on or after the Third Amendment Effective Date, but in any case prior to September 15, 2021,~~ with a Depositary Bank that is designated by Borrower to be the “Cash Reserve Account”~~; provided, that such account shall at all times be subject to a priority Lien in favor of the Collateral Agent and subject to a Control Agreement~~.

“Castleton Commodities” means Castleton Commodities Merchant Trading L.P., a Delaware limited partnership.

“CCI Hedging Amendment” has the meaning given to such term in the definition of CCI Hedging Documentation.

“CCI Hedging Documentation” means, collectively, (a) that certain ISDA Master Agreement, dated as of October 15, 2018, by and between GCE Holdings and Castleton Commodities, (b) that certain Schedule to the ISDA Master Agreement, dated as of October 15, 2018, by and between GCE Holdings and Castleton Commodities, (c) that certain ~~Credit Support Annex to the Schedule to the ISDA Master Agreement, dated as of October 15, 2018, by and between GCE Holdings and Castleton Commodities, (d) that certain~~ Transaction Confirmation, dated as of October 16, 2018, by and between GCE Holdings and Castleton Commodities, (~~e~~d) that certain Transaction Confirmation, dated as of October 29, 2019, by and between GCE Holdings and Castleton Commodities ~~and (f) the~~, (e) that certain Revised Confirmation, dated as of February 25, 2020, by and between GCE Holdings and Castleton Commodities, (f) that certain Transaction Confirmation, dated as of March 23, 2020, by and between GCE Holdings and Castleton Commodities and (g) that certain Revised Confirmation, dated as of April 28, 2020 (the “CCI Hedging Amendment”), by and between GCE Holdings and Castleton Commodities.

“Change in Law” means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof (including any change in the reserve percentage under, or other change in, Regulation D) by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.09(b), by any Lending Office of such Lender or by such Lender’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement. Notwithstanding anything herein to the contrary, (x) the Dodd Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

7
Bakersfield Refinery – Senior Credit Agreement

“Change of Control” means:

(a)           Sponsor shall cease to own, directly or indirectly, beneficially or of record, Capital Stock representing 100% in the aggregate of the economic and voting interests in Holdings (other than (i) the Capital Stock in one or more parent companies of Holdings owned by the Equity Shareholders, (ii) without duplication of the foregoing, the Class B Units and the Class C Units (as defined in the HoldCo Borrower LLC Agreement) in the HoldCo Borrower (which, as of the Tranche A Funding Date, will be held by the Lender Equity Owners and the HoldCo Lender Equity Owners, respectively) and (iii) the Capital Stock in HoldCo Pledgor Disposed directly or indirectly by Sponsor to one or more non-Affiliated Persons, so long as, in the case of this clause (iii), the Net Available Amount of any Disposition thereof are contributed to the Loan Parties and so long as Sponsor maintains Capital Stock representing 50.1% in the aggregate of the economic and voting interests in Holdings);

(b)           Holdings shall cease to beneficially and directly own 100% (on a fully diluted basis) of the aggregate voting and economic interests in the Capital Stock of Borrower; or

(c)           On the Tranche A Funding Date (after the consummation of the Acquisition) and thereafter, Borrower shall cease to beneficially and directly own 100% (on a fully diluted basis) of the aggregate voting and economic interests in the Capital Stock of Project Company.

“Change Order” has the meaning assigned to such term in Section 6.09(b).

“Class B Units” has the meaning assigned to such term in the HoldCo Borrower LLC Agreement.

“Closing Date” means ~~the date on or following the date of execution of this Agreement on which all conditions precedent specified in Section 4.01 are satisfied (or waived by the Administrative Agent and the Lenders in their sole discretion in accordance with Section 10.02).~~May 4, 2020.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Collateral” means (i) all Property of Borrower, (ii) all Property of Project Company, (iii) the Capital Stock of Borrower owned by Holdings and (iv) the Capital Stock of Project Company owned by Borrower, in each case, now owned or hereafter acquired, and which is intended to be subject to the security interests or Liens granted pursuant to any of the Security Documents.

8
Bakersfield Refinery – Senior Credit Agreement

“Collateral Accounts” means (i) the Revenue Account, (ii) the Operating Account, (iii) the Construction Account, (iv) the Debt Service Reserve Account, (v) the Liquidity and Capex Project Account, (vi) the Distribution Suspense Account ~~and~~, (vii) the Extraordinary Receipts Account, (viii) the Major Maintenance Reserve Account and (ix) the Cash Reserve Account.

“Collateral Agent” means Orion Energy Partners TP Agent, LLC, in its capacity as collateral agent for the Secured Parties under the Security Documents, and any successor thereto pursuant Article VIII.

“COMA” means that certain Amended and Restated Control, Operations and Maintenance Agreement, dated as of the ~~Closing~~Eighth Amendment Effective Date, between ~~Borrower~~Project Company and GCE Operating~~, as required to be assigned pursuant to Section 4.02(r)(i) by Borrower to, and assumed by, Project Company, on the Tranche A Funding Date~~.

“Commitment” means, with respect to each Lender at any time, the Tranche A Commitments or the Tranche B Commitments, individually or collectively, as the context may require.

“Commodity Hedging Documentation” means the definitive documentation to be entered into between the applicable Loan Party and the applicable commodity hedging counterparties under and in accordance with the Commodity Hedging Program.

“Commodity Hedging Manager” means a Person selected by Borrower and approved by the Administrative Agent, acting in its sole discretion, to develop the Commodity Hedging Program and, following the Commodity Hedging Program Date, implement the Commodity Hedging Program.

“Commodity Hedging Program” means a commodity hedging program related to the Project and developed by the Commodity Hedging Manager, which program, and any modifications thereto, must be approved by the Administrative Agent (i) with respect to the approval of the program and any material modifications thereto, in its sole discretion and (ii) with respect to the approval of any immaterial modifications thereto, such approval not to be unreasonably withheld, conditioned or delayed.

“Commodity Hedging Program Date” means the date on which the Administrative Agent shall have approved the Commodity Hedging Program, acting in its sole discretion.

“Completion Date” means the date that Substantial Completion is achieved, as certified by an Authorized Representative of Borrower and confirmed by the Independent Engineer pursuant to Section 4.05(b).

“Condemnation” means any taking, seizure, confiscation, requisition, exercise of rights of eminent domain, public improvement, inverse condemnation, condemnation, expropriation, nationalization or similar action of or proceeding by any Governmental Authority affecting the Project.

9
Bakersfield Refinery – Senior Credit Agreement

“Consent to Assignment” means each Consent to Assignment contemplated hereby to be executed by a Material Project Counterparty substantially in the form of Exhibit D (with such changes as the Administrative Agent may reasonably agree).

“Construction Account” means, subject to any Permitted Account Transfer, an account in the name of Borrower or Project Company and established with a Depositary Bank that is designated by Borrower to be the “Construction Account”.

“Construction Budget” means a budget setting forth all expected Project Costs through Final Completion delivered to the Lenders on ~~the Closing~~or before the Eighth Amendment Effective Date pursuant to Section ~~4.01~~4(~~f~~i) of ~~this Agreement~~the Eighth Amendment.

“Construction Requisition” means a certificate, signed by an Authorized Representative of Borrower, substantially in the form of Exhibit M.

“Construction Schedule” means a schedule setting forth the expected schedule and milestones for construction of the Project through Final Completion delivered to the Lenders on ~~the Closing~~or before the Eighth Amendment Effective Date pursuant to Section ~~4.01~~4(~~f~~i) of ~~this Agreement~~the Eighth Amendment.

“Consultant” has the meaning assigned to such term in Section 10.03(a)(ii).

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Control Agreement” means a blocked account control agreement in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent which provides for Collateral Agent to have “control” (as defined in Section 8-106 of the UCC, as such term relates to investment property (other than certificated securities or commodity contracts), or as used in Section 9-106 of the UCC, as such term relates to commodity contracts, or as used in Section 9-104(a) of the UCC, as such term relates to deposit accounts).

“CTCI” means CTCI Americas, Inc., a Texas corporation.

“CTCI EPC Agreement” means that certain Cost Plus Fixed-Fee Turnkey Agreement with a Guaranteed Maximum Price for the Engineering, Procurement and Construction of the Bakersfield Renewable Fuels Project, dated as of May ~~19~~18, 2021, by and between the Project Company and CTCI.

“CTCI Parent Guarantee” means that certain Parent Guarantee, dated as of May ~~19~~18, 2021, issued by CTCI Corporation, a corporation duly organized and existing under the laws of Taiwan, in favor of the Project Company.

“Date Certain” means August 31, 2022; provided, that the Date Certain shall be extended on a day-for-day basis (up to a maximum extension of 90 days) for each day that the “Start Date” under and as defined in the ExxonMobil Offtake Agreement is extended pursuant to an amendment to the ExxonMobil Offtake Agreement consented to by ExxonMobil.

10
Bakersfield Refinery – Senior Credit Agreement

~~“CTCI Transition Plan” means the transition plan as set forth in Exhibit X hereto.~~

~~“Date Certain” means March 31, 2022.~~

“Debt Payment Deficiency” has the meaning assigned to such term in Section 5.29(e)(ii)(A).

“Debt Prepayment Offer” has the meaning assigned to such term in Section 2.06(b)(iv).

“Debt Service Reserve Account” means, subject to any Permitted Account Transfer, an account in the name of Borrower or Project Company and established with a Depositary Bank that is designated by Borrower to be the “Debt Service Reserve Account”.

~~“Debt Service Reserve Funding Amount” means, in respect of Loans funded on each Funding Date, interest that is payable on such Loans in accordance with Section 2.08 for the period between such Funding Date and January 31, 2022 (excluding any interest that may be paid in kind (in lieu of payment in cash) in accordance with Section 2.08(c)).~~

“Default” means any event, condition or circumstance that, with notice or lapse of time or both, would (unless cured or waived) become an Event of Default.

“Depositary Bank” means an account bank at which Borrower maintains any Collateral Account.

“Disbursement Date” has the meaning assigned to such term in Section 4.04.

“Disposition” has the meaning assigned to such term in Section 2.06(b)(iii).

“Disposition Proceeds Prepayment Offer” has the meaning assigned to such term in Section 2.06(b)(iii).

“Distribution Suspense Account” means, subject to any Permitted Account Transfer, an account in the name of Borrower or Project Company and established with a Depositary Bank that is designated by Borrower to be the “Distribution Suspense Account”.

“Distribution Transfer Condition” means the outstanding loans under any Permitted Working Capital Facility are, in the aggregate, less than the fair market value (as determined by Borrower to its knowledge in accordance with GAAP) of the accounts receivable and inventory of the Loan Parties then outstanding and any other collateral that is subject to a first lien securing obligations under such Permitted Working Capital Facility.

“Dollars” or “$” refers to the lawful currency of the United States of America.

~~“ECF Prepayment Offer” has the meaning assigned to such term in Section 2.06(b)(v).~~

11
Bakersfield Refinery – Senior Credit Agreement

“ECF Sweep Amount” means, for any applicable Quarterly Date, (i) if the amount of Net Cash Flow as of such Quarterly Date is at least equal to the ECF Target Amount as of such Quarterly Date, such ECF Target Amount or (ii) if the amount of Net Cash Flow as of such Quarterly Date is less than the ECF Target Amount as of such Quarterly Date, such amount of Net Cash Flow.

“ECF Target Amount” means, for any applicable Quarterly Date, the amount of Net Cash Flow that will cause the remaining outstanding principal amount of the Loans, after giving effect to the application of such amount as a prepayment, to be equal to the Target Debt Balance applicable to such Quarterly Date at such time.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eighth Amendment” means that certain Amendment No. 8 to Credit Agreement, effective as of the Eighth Amendment Effective Date, by and among the Borrower, Holdings, the Project Company, the Administrative Agent and the Lenders.

“Eighth Amendment Contribution” has the meaning assigned to such term in Section 5.29(a)(i).

“Eighth Amendment Effective Date” means the date on which each of the conditions set forth in Section 4 of the Eighth Amendment has been met.

“Environment” means soil, surface water and groundwater (including potable water, groundwater and wetlands), the land, surface or subsurface strata or sediment, indoor and ambient air, and natural resources such as flora and fauna or otherwise defined in any Environmental Law.

“Environmental Claim” means any administrative or judicial action, suit, proceeding, notice, claim or demand by any Person seeking to enforce any obligation or responsibility arising under or relating to Environmental Law or alleging or asserting liability for investigatory costs, cleanup or other remedial costs, legal costs, environmental consulting costs, governmental response costs, damages to natural resources or other property, personal injuries, fines or penalties related to (a) the presence, or Release into the Environment, of any Hazardous Material at any location, whether or not owned by the Person against whom such claim is made, or (b) any violation of, or alleged violation of, or liability arising under any Environmental Law. The term “Environmental Claim” shall include, without limitation any claim by any Person for damages, contribution, indemnification, cost recovery, compensation or injunctive relief or costs associated with any remediation plan, in each case, under any Environmental Law.

12
Bakersfield Refinery – Senior Credit Agreement

“Environmental Consultant” means WZI, Inc. or another similarly qualified consultant approved by the Administrative Agent in its sole discretion.

“Environmental Laws” means any Applicable Laws regulating or imposing liability or standards of conduct concerning or relating to pollution or the protection of human health and safety, the environment, natural resources or special status species and their habitat, including all Applicable Laws concerning the presence, use, manufacture, generation, transportation, Release, threatened Release, disposal, arrangement for disposal, dumping, discharge, treatment, storage or handling of Hazardous Materials.

~~“Environmental and Permitting Milestones” means the environmental and permitting milestones set forth on Schedule 5.26(e).~~

“EPC Agreements” means the CTCI EPC Agreement, the Gas Pipeline EPC Agreement, the Haldor Engineering Agreement and the H&H EPC Agreement.

“EPC Contractors” means each Material Project Counterparty party to an EPC Agreement.

“EPC Subcontract” means each of the Technip Subcontract and OnQuest Subcontract.

“Equity Contributions” shall mean contributions of capital in the form of equity, which the Sponsor provides pursuant to an equity contribution agreement or otherwise, directly or indirectly, to the Borrower.

~~“Equity Contribution Requirement” has the meaning assigned to such term in Section 5.25(n).~~

“Equity Kicker” ~~has the meaning assigned to such term in Section 4.02(u)~~means the issuance of Class B Units to a Lender or each Affiliated Lender Equity Owner thereof on the terms set forth in the HoldCo Borrower LLC Agreement.

“Equity Shareholders” means the ultimate shareholders and/or other equity owners of Holdings as of the Closing Date, as set forth on Schedule 1.01(b).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with Borrower, is treated as a single employer under Sections 414(b), (c), (m) or (o) of the Code.

13
Bakersfield Refinery – Senior Credit Agreement

“ERISA Event” means (a) a Reportable Event with respect to any Pension Plan, (b) the failure by any Pension Plan to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such plan, whether or not waived, (c) the filing of a notice of intent to terminate a Pension Plan in a distress termination (as described in Section 4041(c) of ERISA), (d) a complete or partial withdrawal by Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization or insolvent (within the meaning of Title IV of ERISA), (e) the imposition or incurrence of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Borrower or any ERISA Affiliate, (f) the institution by the PBGC of proceedings to terminate a Pension Plan or Multiemployer Plan, (g) the appointment of a trustee to administer any Pension Plan under Section 4042 of ERISA, or (h) the imposition of a Lien upon Borrower pursuant to Section 430(k) of the Code or Section 303(k) of ERISA.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Abandonment” means (a) the abandonment by Project Company of all or a material portion of the Site or its activities to operate or maintain the Project, which abandonment shall be deemed to have occurred if Borrower or Project Company fails to operate the Project for a period of thirty (30) or more consecutive days; provided that any suspension or delay in development, construction, completion or operation of the Project caused by a force majeure event or a forced or scheduled outage of the Project shall not constitute an “Event of Abandonment” for a period of up to one hundred eighty (180) days, so long as, to the extent feasible during such force majeure event or outage, Borrower is diligently attempting to restart the development, construction, operation or completion, as the case may be, of the Project during such period; or (b) the written announcement by Borrower or, after the Tranche A Funding Date, Project Company of its intention to do any of the foregoing in clause(a).

“Event of Default” has the meaning assigned to such term in Section 7.01.

“Event of Loss” means any loss of, destruction of or damage to, or any Condemnation or other taking of any property of Borrower.

“Event of Loss Prepayment Offer” has the meaning assigned to such term in Section 2.06(b)(ii).

“Excluded Property” has the meaning assigned to such term in the Security Agreement.

14
Bakersfield Refinery – Senior Credit Agreement

“Excluded Taxes” means, with respect to any Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder, (a) Taxes imposed on or measured by net income and franchise Taxes (imposed in lieu of net income tax), in each case, imposed by the jurisdiction under the laws of which such recipient is organized, in which its principal office (or other fixed place of business) is located or, in the case of any Lender in which its applicable Lending Office is located or in which such recipient has a present or former connection (other than a connection arising from such recipient having executed, delivered, become a party to, this Agreement, or received payments, received or perfected a security interest under or performed its obligations under any Financing Document, engaged in any other transaction pursuant to or enforced any Financing Document or sold or assigned an interest in any Loan or any Financing Document), (b) any branch profits Taxes imposed by the jurisdictions listed in clause (a) of this definition, (c) any Taxes imposed as a result of the failure of any Agent, any Lender or any such other recipient to comply with Section 2.11(e)(i), (d) in the case of an Agent or a Lender (other than an assignee pursuant to a request by Borrower under Section 2.13), any United States federal withholding Tax that is imposed on amounts payable to such Agent or Lender under the laws effective at the time such Agent or Lender becomes a party hereto (or designates a new Lending Office), except to the extent that such Agent or Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from Borrower with respect to such withholding Tax pursuant to Section 2.11(a), and (e) any United States federal withholding Taxes imposed under FATCA.

~~“Executive Hiring Plan” means the executive hiring plan set forth on Schedule 5.26(b).~~

“Extraordinary MPD Proceeds” has the meaning assigned to such term in Section 2.06(b)(i).

“Extraordinary Receipts” has the meaning assigned to such term in Section 5.29(f)(i)(A).

“Extraordinary Receipts Account” means, subject to any Permitted Account Transfer, an account in the name of Borrower or Project Company and established with a Depositary Bank that is designated by Borrower to be the “Extraordinary Receipts Account”.

“ExxonMobil” means ExxonMobil Oil Corporation, a New York corporation.

“ExxonMobil Offtake Agreement” means that certain Product Offtake Agreement, dated as of April 10, 2019, by and between GCE Holdings and ExxonMobil, as amended by that certain Amendment and Waiver Letter Agreement, dated as of March 31, 2020, by and between GCE Holdings and ~~Exxon Mobile~~ExxonMobil and as assigned by GCE Holdings to, and as assumed by, Project Company on the Tranche A Funding Date.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof.

“FCPA” means the United States Foreign Corrupt Practices Act of 1977, as amended.

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

15
Bakersfield Refinery – Senior Credit Agreement

“Feedstock Execution Plan” means the plan focused on feedstock supply, detailed on Schedule ~~5.26~~5.25(a).

“Fifth Amendment” means that certain Amendment No. 5 to Credit Agreement, dated as of July 29, 2021, by and among the Borrower, Holdings, the Project Company, the Administrative Agent and the Required Lenders.

“Fifth Amendment Effective Date” has the meaning assigned to such term in the Fifth Amendment.

“Fifth Waiver” means that certain Waiver No. 5 to Credit Agreement, dated as of February 2, 2022, by and among the Borrower, Holdings, the Project Company, the Administrative Agent and the Lenders.

“Final Completion” means the satisfaction of each of the following conditions:

(a)           Substantial Completion shall have been achieved;

~~(a)          all Punch List items shall have been completed;~~

(b)          Administrative Agent and the Lenders shall have received duly executed acknowledgments of payments and final releases of mechanics’ and materialmen’s liens, in the form attached to the applicable Material Construction Contract or otherwise in form and substance reasonably acceptable to the Title Company, from each Material Project Counterparty party to such Material Construction Contract;

(c)           the Project has produced at least ~~19,392,961~~14,301,370 total gallons of Renewable Diesel over a period of sixty (60) consecutive days (as verified in writing by the Independent Engineer to Agent and the Lenders pursuant to Section ~~5.27~~5.23(b));

(d)           the achievement of “Final Completion” (howsoever defined) under each of the EPC Agreements (other than the Haldor Engineering Agreement); and

(e)           Borrower shall have delivered to Administrative Agent and the Lenders a certificate of an Authorized Representative of Borrower certifying the satisfaction of each of the above conditions.

“Final Completion Date” means date on which Final Completion has been achieved.

“Financial Model” means the projections of the Loan Parties’ operating results (on a quarterly basis over a period ending on the Maturity Date) delivered to the Lenders on or prior to the ~~Closing~~Eighth Amendment Effective Date pursuant to Section ~~4.01~~4(~~f~~i) of the Eighth Amendment.

16
Bakersfield Refinery – Senior Credit Agreement

~~“Financial Staffing Plan” shall have the meaning assigned to such term in Section 5.30(b)(i)(A).~~

“Financing Documents” means this Agreement, each Note (if requested by a Lender), the Agent Reimbursement Letter, the Security Documents, ~~the HoldCo Lender Backstop Agreement~~ and each certificate, agreement, instrument, waiver, consent or document executed by a Loan Party, identified by its terms as a “Financing Document” and delivered by or on behalf of a Loan Party to Agent or any Lender in connection with or pursuant to any of the foregoing.

~~“Flood Certificate” means a “Standard Flood Hazard Determination Form” of the Federal Emergency Management Agency and any successor Governmental Authority performing a similar function.~~

~~“Flood Program” means the National Flood Insurance Program created by the U.S. Congress pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, the National Flood Insurance Reform Act of 1994 and the Flood Insurance Reform Act of 2004.~~

~~“Flood Zone” means areas having special flood hazards as described in the National Flood Insurance Act of 1968.~~

“Foreign Plan” means any employee pension benefit plan, program, policy, arrangement or agreement maintained or contributed to by any Loan Party or with respect to which any Loan Party could reasonably be expected to have any liability, in each case with respect to employees employed outside the United States (as such term is defined in Section 3(10) of ERISA) (other than any arrangement with the applicable Governmental Authority).

“Fourth Amendment” means that certain Amendment No. 4 to Credit Agreement, dated as of May 19, 2021, by and among the Borrower, Holdings, the Project Company, the Administrative Agent and the Required Lenders.

“Fourth Amendment Effective Date” means May 19, 2021.

“Funding Date” has the meaning assigned to such term in Section 2.01(d).

“Funding Office” means the office specified from time to time by the Administrative Agent as its funding office by notice to Borrower and the Lenders.

“Funds Flow Memorandum” means the memorandum, in form and substance satisfactory to the Administrative Agent detailing the proposed flow, and use, of the Loan proceeds on the Closing Date or the Tranche A Funding Date, as applicable.

“GAAP” means generally accepted accounting principles in effect from time to time in the United States of America, applied on a consistent basis.

“Gas Pipeline EPC Agreement” means that certain Engineering, Procurement and Construction Services Agreement, dated as of April 30, 2020, by and between ~~GCE Holdings and Underground, as required to be assigned pursuant to Section 4.02(r)(i) by GCE Holdings to, and as assumed by,~~ Project Company ~~on the Tranche A Funding Date~~and Underground.

17
Bakersfield Refinery – Senior Credit Agreement

~~“Gas Supply Commercial Milestones” means the gas supply commercial milestones set forth on Schedule 5.26(d).~~

“GCE Holdings” has the meaning assigned to such term in the recitals.

“GCE Operating” means GCE Operating Company, LLC, a Delaware limited liability company.

“Government Official” means an official of a Governmental Authority.

“Governmental Authority” means any federal, regional, state or local government, or political subdivision thereof or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government and having jurisdiction over the Person or matters in question, including all agencies and instrumentalities of such governments and political subdivisions.

“Governmental Rule” means, with respect to any Person, any law, rule, regulation, ordinance, order, code, treaty, judgment, decree, directive, guideline, policy or similar form of decision of any Governmental Authority binding on such Person.

“Guarantee” means as to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit), if to induce the creation of such obligation of such other Person, the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (w) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (x) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (y) to purchase Property, securities or services, in each case, primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (z) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided that the term Guarantee shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee of any guaranteeing person shall be deemed to be the lower of (A) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made and (B) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by Borrower in good faith.

18
Bakersfield Refinery – Senior Credit Agreement

“Guaranteed Obligations” means, with respect to Holdings or Project Company, the Obligations whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any debtor relief law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Guarantors” has the meaning assigned to such term in Section 9.01(a).

“H&H EPC Agreement” means that certain Lump Sum Engineering, Procurement and Construction Contract, dated as of April 30, 2020, by and between ~~GCE Holdings~~Project Company and H&H Engineering Construction, Inc., a California corporation~~, as required to be assigned pursuant to Section 4.02(r)(i) by GCE Holdings to, and as assumed by, Project Company on the Tranche A Funding Date~~.

“Haldor Catalyst Supply Agreement” means that certain Catalyst Supply Agreement, dated as of April 30, 2020, by and between ~~GCE Holdings~~Project Company and Haldor Topsoe, Inc., a Texas corporation~~, as required to be assigned pursuant to Section 4.02(r)(i) by GCE Holdings to, and as assumed by, Project Company on the Tranche A Funding Date~~.

“Haldor Engineering Agreement” means that certain Engineering Agreement, dated as of October 24, 2018, by and between ~~GCE Holdings~~Project Company and Haldor Topsoe, Inc., a Texas corporation, as amended by that certain Amendment No. 1 to Engineering Agreement, dated as of June 28, 2019 and the Amendment and Consent to Assignment, dated as of May 1, 2020, by and between ~~GCE Holdings~~Project Company and Haldor Topsoe, Inc. ~~and as required to be assigned pursuant to Section 4.02(r)(i) by GCE Holdings to, and as assumed by, Project Company on the Tranche A Funding Date~~.

“Haldor Guarantee Agreement” means that certain Guarantee Agreement, dated as of October 24, 2018, by and between ~~GCE Holdings~~Project Company and Haldor Topsøe A/S, a company organized and existing under the laws of Denmark~~, as required to be assigned pursuant to Section 4.02(r)(i) by GCE Holdings to, and as assumed by, Project Company on the Tranche A Funding Date~~.

“Haldor License Agreement” means that certain License Agreement, dated as of October 24, 2018, as amended by that certain Amendment and Consent to Assignment, dated as of May 1, 2020, by and between ~~GCE Holdings~~Project Company and Haldor Topsøe A/S, a company organized and existing under the laws of Denmark~~, as required to be assigned pursuant to Section 4.02(r)(i) by GCE Holdings to, and as assumed by, Project Company on the Tranche A Funding Date~~.

“Haldor Purchase Agreement” means that certain Purchase Order No. 20200504-002, dated as of May 1, 2020, by and between ~~GCE Holdings~~Project Company and Haldor Topsoe, Inc., a Texas corporation~~, as required to be assigned pursuant to Section 4.02(r)(i) by GCE Holdings to, and as assumed by, Project Company on the Tranche A Funding Date~~.

19
Bakersfield Refinery – Senior Credit Agreement

“Hazardous Material” means, but is not limited to, any solid, liquid, gas, odor, radiation or other substance or emission which is a contaminant, pollutant, dangerous substance, toxic substance, regulated substance, hazardous waste, subject waste, hazardous material or hazardous substance which is or becomes regulated by applicable Environmental Laws or which is classified as hazardous or toxic under applicable Environmental Laws (including gasoline, diesel fuel or other petroleum hydrocarbons, polychlorinated biphenyls, asbestos and urea formaldehyde foam insulation) or with respect to which liability or standards of conduct are imposed under any Environmental Laws.

“HoldCo Administrative Agent” has the meaning assigned to the term “Administrative Agent” under the HoldCo Credit Agreement.

“HoldCo Borrower” means BKRF HCB, LLC, a Delaware limited liability company.

“HoldCo Borrower LLC Agreement” means that certain Amended and Restated Limited Liability Company Agreement of BKRF HCB, LLC, ~~to be~~ entered into on the Closing Date, among HoldCo Borrower and Holdco Pledgor, as ~~of the Closing~~amended on the Eighth Amendment Effective Date, substantially in the form of Exhibit L.

“HoldCo Collateral Agent” has the meaning assigned to the term “Collateral Agent” under the HoldCo Credit Agreement.

“HoldCo Credit Agreement” means that certain HoldCo Credit Agreement, dated as of May 4, 2020, among HoldCo Borrower, HoldCo Pledgor, the HoldCo Lenders from time to time party thereto, the HoldCo Administrative Agent and the HoldCo Collateral Agent.

“~~“HoldCo Lender Backstop Agreement” means that certain HoldCo Lender Backstop Agreement, dated as of the date hereof, among Borrower, HoldCo Borrower, the HoldCo Lenders, the Administrative Agent and the Collateral Agent.~~

~~“~~HoldCo Lenders” has the meaning assigned to the term “Lenders” under the HoldCo Credit Agreement.

“HoldCo Lender Equity Owners” has the meaning assigned to the term “HoldCo Lender Equity Owners” under the HoldCo Credit Agreement.

“HoldCo Pledgor” has the meaning assigned to the term “Pledgor” under the HoldCo Credit Agreement.

“Holdings” has the meaning assigned to such term in the preamble.

“IE Requisition Certificate” means a certificate delivered by the Independent Engineer substantially in the form of Exhibit N.

20
Bakersfield Refinery – Senior Credit Agreement

“Indebtedness” of any Person means, without duplication, all (a) indebtedness for borrowed money and every reimbursement obligation with respect to letters of credit, bankers’ acceptances or similar facilities, (b) obligations evidenced by bonds, debentures, notes or other similar instruments, (c) obligations to pay the deferred purchase price of property or services, except accounts payable and accrued expenses arising in the ordinary course of business and payable within ninety (90) days past the original invoice or billing date thereof, (d) liabilities under interest rate or currency swap agreements, interest rate or currency collar agreements and all other agreements or arrangements designed to protect against fluctuations in interest rates and currency exchange rates, (e) the capitalized amount (determined in accordance with GAAP) of all payments due or to become due under all leases and agreements to enter into leases required to be classified and accounted for as a capital lease in accordance with GAAP, (f) reimbursement obligations (contingent or otherwise) pursuant to any performance bonds or collateral security, (g) Indebtedness of others described in clauses (a) through (f) above secured by (or for which the holder thereof has an existing right, contingent or otherwise, to be secured by) a Lien on the property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person and (h) Indebtedness of others described in clauses (a) through (g) above guaranteed by such Person. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner to the extent such Person is liable therefor as a result of such Person’s general partner interest in such partnership, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Party” has the meaning assigned to such term in Section 10.03(b).

“Indemnified Taxes” means Taxes imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under this Agreement or any Financing Document other than Excluded Taxes and Other Taxes.

“Independent Auditor” means any “big four” accounting firm or Grant Thornton LLP, in any case, as selected by Borrower and notified to the Administrative Agent, or such other firm of independent public accountants of recognized national standing in the United States selected by Borrower and acceptable to the Administrative Agent, acting reasonably.

“Independent Engineer” means Spearman Energy Consulting, LLC or such other independent engineer of recognized national standing in the United States selected by Borrower and acceptable to the Administrative Agent, acting reasonably.

“Industrial Track Agreement” means that certain Industry Track Agreement, dated as of June 7, 2011, between BNSF Railway Company, a Delaware corporation, and Seller, as assigned by Seller to, and as assumed by, Project Company on or before the Tranche A Funding Date.

“Initial Material Project Documents” means:

(a)           the Material Construction Contracts;

(b)           the CTCI Parent Guarantee;

(c)           the ExxonMobil Offtake Agreement;

(d)           the SusOils License Agreement;

(e)           the Industrial Track Agreement;

21
Bakersfield Refinery – Senior Credit Agreement

(f)            the Mojave Spur Pipeline Ownership Agreement;

(g)           the Mojave Spur Pipeline Operating Agreement; and

(h)           the COMA~~;~~.

~~provided that (i) notwithstanding anything to the contrary herein or in any other Financing Document, the Pre-Acquisition Material Project Documents shall be “Material Project Documents” only following the Acquisition on the Tranche A Funding Date and (ii) notwithstanding anything to the contrary herein or in any other Financing Document (including the delivery obligation under Section 4.01(d)), no agreement shall be an “Initial Material Project Document” until the Tranche A Funding Date.~~

“Insurance Advisor” means Willis Towers Watson, or another nationally recognized insurance advisor selected by the Administrative Agent with the approval of the Administrative Agent, acting reasonably, and, so long as no Event of Default has occurred and is continuing, Borrower, acting reasonably.

“Intended Tax Treatment” has the meaning assigned to such term in Section 2.01(f).

“Intercreditor Agreements” means the ABL Intercreditor Agreement and the Term Intercreditor Agreement.

“Interest Rate” means at any time, a rate per annum equal to 12.50%.

“Investment” means for any Person (a) the acquisition (whether for cash, Property of such Person, services or securities or otherwise) of Capital Stock, bonds, notes, debentures, debt securities, partnership or other ownership interests or other securities of, or any Property constituting an ongoing business, line of business, division or business unit of or constituting all or substantially all the assets of, or the making of any capital contribution to, any other Person, (b) the making of any advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding ninety (90) days representing the purchase price of inventory or supplies sold in the ordinary course of business), (c) the entering into of any Guarantee with respect to Indebtedness or other liability of any other Person, and (d) any other investment that would be classified as such on a balance sheet of such Person in accordance with GAAP.

“Legal Requirements” means, as to any Person, any requirement under any Authorization by any Governmental Authority or under any Governmental Rule, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject.

“Lender Equity Owners” means each of the Lenders (or their designees) listed on Annex I.

“Lenders” has the meaning assigned to such term in the recitals.

22
Bakersfield Refinery – Senior Credit Agreement

~~“Lender Target Project Capacity” means, with respect to the Project for any measurement period, the production of at least 373,358 gallons per day of Renewable Diesel on average over such measurement period.~~

“Lending Office” means the office designated as such beneath the name of a Lender set forth on Annex IV of this Agreement or such other office of such Lender as such Lender may specify in writing from time to time to the Administrative Agent and the Borrower.

“Lien” means any mortgage, charge, pledge, lien (statutory or other), privilege, security interest, hypothecation, collateral assignment or preference, priority or other security agreement, mandatory deposit arrangement, preferential arrangement or other encumbrance upon or with respect to any property of any kind, real or personal, movable or immovable, now owned or hereafter acquired (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code or comparable law of the relevant jurisdiction).

“Liquidity and Capex Project Account” means, subject to any Permitted Account Transfer, an account in the name of Borrower or Project Company and established with a Depositary Bank that is designated by Borrower to be the “Liquidity and Capex Project Account”.

“Loan” has the meaning assigned to such term in Section 2.01(b).

“Loan Parties” means, collectively, Holdings, Borrower and, following the Tranche A Funding Date, Project Company.

“Loss Proceeds” means insurance proceeds, condemnation awards or other similar compensation, awards, damages and payments or relief (exclusive, in each case, of proceeds of business interruption, workers’ compensation, employees’ liability, automobile liability, builders’ all risk liability and general liability insurance) with respect to any Event of Loss.

“Major Maintenance Reserve Account” means, subject to any Permitted Account Transfer, an account in the name of Borrower or Project Company and established with a Depositary Bank that is designated by Borrower to be the “Major Maintenance Reserve Account”.

“Major Maintenance Reserve Amount” has the meaning assigned to such term in Section 5.29(b)(ii)(F).

“Majority Lenders” means, at any time, Lenders having Loans and Commitments outstanding that represent more than 50% of the sum of all Loans and Commitments then outstanding.

“Market Consultant (Feedstock)” means The Jacobsen Publishing Company or another similarly qualified consultant approved by the Administrative Agent in its sole discretion.

23
Bakersfield Refinery – Senior Credit Agreement

“Market Consultant (Renewable Diesel)” means ICF International, Inc. or another similarly qualified consultant approved by the Administrative Agent in its sole discretion.

“Material Adverse Effect” means, with respect to any Loan Party, a material adverse effect on: (a) the business, assets, properties (including the Site), operations or financial condition of the Loan Parties, taken as a whole; (b) the ability of the Loan Parties, taken as a whole, to perform their material obligations under the Financing Documents in accordance with the terms thereof; (c) the rights and remedies of the Secured Parties, taken as a whole, under the Financing Documents; or (d) the rights or remedies of such Loan Party under the Material Project Documents, taken as a whole.

“Material Communication” has the meaning assigned to such term in Section 5.11(~~a~~o).

“Material Construction Contracts” means:

(a)           each EPC Agreement;

(b)           the Haldor License Agreement;

(c)           the Haldor Guarantee Agreement;

(d)           the Haldor Catalyst Supply Agreement;

(e)           the Haldor Purchase Agreement; and

(f)            the Reactor Purchase Agreement;

(g)           solely to the extent such contracts are assigned ~~from ARB~~ to the Loan Parties, the EPC Subcontracts~~;~~.

~~provided that notwithstanding anything to the contrary herein or in any other Financing Document (including the delivery obligation under Section 4.01(d)), no agreement shall be a “Material Construction Contract” until the Tranche A Funding Date.~~

“Material Project Counterparty” means each Person (other than GCE Holdings, any Loan Party, any Agent or any Lender) from time to time party to any Material Project Document.

“Material Project Documents” means:

(a)           the Initial Material Project Documents;

(b)           any Additional Material Project Documents; and

(c)           any Replacement Project Document in respect of any of the foregoing;

~~provided that (i) notwithstanding anything to the contrary herein or in another other Financing Document, the Pre-Acquisition Material Project Documents shall be “Material Project Documents” only following the Acquisition on the Tranche A Funding Date and (ii) notwithstanding anything to the contrary herein or in any other Financing Document (including the delivery obligation under Section 4.01(d)), no agreement shall be an “Initial Material Project Document” until the Tranche A Funding Date.~~

24
Bakersfield Refinery – Senior Credit Agreement

provided, however, that any Material Project Document shall cease to be a Material Project Document when all material obligations thereunder have been indefeasibly performed and/or paid in full or if such Material Project Document has otherwise terminated (except due to a breach, default, termination for convenience or force majeure event, in each case to the extent not otherwise permitted in accordance with this Agreement) in accordance with its terms (excluding contingent indemnification and other provisions that by their express terms survive the fulfillment of the obligations of such party).

“Material Project Documents Prepayment Offer” has the meaning assigned to such term in Section 2.06(b)(i).

“Maturity Date” means the earliest to occur of (a) November 4, 2026, and (b) the date upon which the entire outstanding principal amount of the Loans, together with all unpaid interest, fees, charges and costs, shall be accelerated in accordance with this Agreement.

“Maximum Liquidity and Capex Amount” has the meaning assigned to such term in Section 5.29(b)(ii)(A)(1)(~~z~~y).

“Mojave Spur Pipeline Operating Agreement” means that certain Operating Agreement for the Mojave Spur Pipeline, dated as of January 29, 1997, by and between Kern River Cogeneration Company, a California general partnership, Sycamore Cogeneration Company, a California general partnership, Texaco Exploration and Production, Inc., a Delaware corporation, State Street Bank and Trust Company of California, N.A., and Texaco Refining and Marketing Inc., a Delaware corporation.

“Mojave Spur Pipeline Ownership Agreement” means that certain Ownership Agreement for the Mojave Spur Pipeline, dated as of January 29, 1997, by and among Texaco Exploration and Production, Inc., a Delaware corporation, Kern River Cogeneration Company, a California general partnership, Sycamore Cogeneration Company, a California general partnership, State Street Bank and Trust Company of California, N.A., and Texaco Refining and Marketing, Inc., a Delaware corporation.

“Monthly Date” means the last Business Day of any month.

“Moody’s” means Moody’s Investors Service, Inc., or any successor to the rating agency business thereof.

“Mortgage” means that certain Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing, to be entered into on the Tranche A Funding Date, from Project Company, as trustor, to the Title Company, as the trustee, for the benefit of the Collateral Agent, as beneficiary, which agreement shall be in the form attached hereto as Exhibit Q.

“Mortgaged Property” means any Property that is subject to a Mortgage.

25
Bakersfield Refinery – Senior Credit Agreement

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA that is subject to Title IV of ERISA to which any Loan Party contributes or is obligated to contribute, or with respect to which any Loan Party has or could reasonably be expected to have any liability.

“Net Available Amount” means:

(a)           in respect of any Extraordinary MPD Proceeds, the aggregate amount of payments received by any Loan Party or their respective Affiliates in respect of such proceeds net of (i) all reasonable and documented out-of-pocket costs and expenses (if any) and, if applicable, reasonable transaction costs (including reasonable legal and accounting fees and expenses), incurred or reasonably anticipated to be incurred by the applicable Loan Party in connection with the collection of such proceeds; (ii) federal, state, provincial, foreign and local Taxes (other than any income taxes) reasonably estimated to be actually payable by the Loan Parties within the current or the immediately succeeding tax year in connection therewith to the extent such amounts were not deducted in determining the amount of such proceeds; and (iii) the Swap Portion Amount associated with unwinding any Senior Secured Swap Agreements;

(b)           in the case of any Event of Loss, the aggregate amount of Loss Proceeds received by any Loan Party or any of their respective Affiliates in respect of such Event of Loss, net of (i) all reasonable and documented out-of-pocket costs and expenses (if any) and, if applicable, reasonable transaction costs (including reasonable legal and accounting fees and expenses), incurred or reasonably anticipated to be incurred by the applicable Loan Party in connection with the collection of such proceeds; (ii) federal, state, provincial, foreign and local Taxes (other than any income taxes) reasonably estimated to be actually payable by the Loan Parties within the current or the immediately succeeding tax year in connection therewith to the extent such amounts were not deducted in determining the amount of such proceeds; and (iii) the Swap Portion Amount associated with unwinding any Senior Secured Swap Agreements; and

(c)           in the case of any Disposition, the aggregate amount received by any Loan Party or any of their respective Affiliates in respect of such Disposition, net of (i) all reasonable and documented out-of-pocket costs and expenses (if any) and, if applicable, reasonable transaction costs (including reasonable legal and accounting fees and expenses), incurred or reasonably anticipated to be incurred by the applicable Loan Party in connection with the collection of such proceeds; (ii) federal, state, provincial, foreign and local Taxes (other than any income taxes) reasonably estimated to be actually payable by the Loan Parties within the current or the immediately succeeding tax year in connection therewith to the extent such amounts were not deducted in determining the amount of such proceeds; (iii) the Swap Portion Amount associated with unwinding any Senior Secured Swap Agreements; and (iv) (x) the principal amount, premium or penalty, if any, and interest, breakage costs or other amounts of any Indebtedness (other than Indebtedness under the Financing Documents or other Indebtedness secured by a Lien on the Collateral) that is secured by the property subject to such Disposition and is required to be repaid in connection with such Disposition, to the extent such amounts were not deducted in determining the amount of such proceeds and (y) a reasonable reserve determined by a financial officer (or any other officer performing equivalent duties thereof) of Borrower in its reasonable business judgment and solely to the extent required under the applicable purchase agreement for any purchase price adjustments (including working capital adjustments or adjustments attributable to seller’s indemnities and representations and warranties to purchaser in respect of such Disposition) expressly contemplated by the purchase agreement relating to such Disposition.

26
Bakersfield Refinery – Senior Credit Agreement

“Net Cash Flow” means, as of each Quarterly Date, the amount of funds available in the Revenue Account as of such date after giving effect to the withdrawals, transfers and payments specified in clauses (A) through (~~E~~G) of Section 5.29(b)(ii) on or prior to such date.

“Non-Recourse Parties” has the meaning assigned to such term in Section 10.13.

“Note” has the meaning assigned to such term in Section 2.05(b)(ii).

“Obligations” means all advances to, and debts (including Accrued Interest, interest accruing after the maturity of the Loan and interest accruing after the filing of any Bankruptcy), liabilities, obligations, Prepayment Premium, covenants and duties of, any Loan Party arising under any Financing Document, or otherwise with respect to any Loan, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any debtor relief law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Officer’s Certificate” means, with respect to any Loan Party, a certificate signed by an Authorized Representative of such Loan Party.

“OnQuest Subcontract” means that certain Engineering Subcontract Agreement, dated as of May 21, 2020, by and between CTCI (as successor in interest to ARB, Inc.) and Primoris Design & Construction, Inc.

“Operating Account” means, subject to any Permitted Account Transfer, an account in the name of Borrower or Project Company and established with a Depositary Bank that is designated by Borrower to be the “Operating Account”.

“Operating Budget” means a proposed annual operating plan and budget prepared by Borrower in accordance with Section 5.20(a) (or in the case of the annual operating plan and budget for 2022, the operating budget delivered to the Administrative Agent on or before the Eighth Amendment Effective Date in accordance with Section 4(i) of the Eighth Amendment), of (a) anticipated Project Revenues, (b) anticipated Operating Expenses, (c) anticipated Capital Expenditures and (d) anticipated payments in connection with any Permitted Indebtedness, in each case, detailed by quarter for the following calendar year, which annual operating plan and budget shall be in a form reasonably satisfactory to the Administrative Agent, as may be amended from time to time in accordance with Section 5.20(c) and including all amounts permitted in accordance with Section 5.20(c).

27
Bakersfield Refinery – Senior Credit Agreement

“Operating Expenses” means any and all of the expenses paid or payable by or on behalf of the Loan Parties in relation to the operation and maintenance (except as set forth below) of the Project, including consumables, payments under any operating lease, taxes (including franchise taxes, property taxes and sales taxes and excluding income taxes), insurance (including the costs of premiums and deductibles and brokers’ expenses), Capital Lease Obligations and purchase money obligations (to the extent permitted under Section 6.02(b)), payments under the applicable Material Project Documents and the other applicable Project Documents which are contemplated by the then-current Operating Budget, costs and fees attendant to obtaining and maintaining in effect the Authorizations relating to the Project payable during such period, payments made to security, police services, legal, accounting and other professional fees attendant to any of the foregoing items payable during such period and other expenses set forth in the Operating Budget (including payments to Affiliates of the Loan Parties for the provision of administrative and management services (to the extent set forth in the Operating Budget)), but exclusive of Capital Expenditures and payments in respect of payments of principal and interest in respect of the Obligations or any other Indebtedness. Operating Expenses do not include non-cash charges, including depreciation, amortization, income taxes, non-cash taxes or other bookkeeping entries of a similar nature.

“Organizational Documents” means, with respect to any Person, (i) in the case of any corporation, the certificate of incorporation and by-laws (or similar documents) of such Person, (ii) in the case of any limited liability company, the certificate of formation and operating agreement (or similar documents) of such Person, (iii) in the case of any limited partnership, the certificate of formation and limited partnership agreement (or similar documents) of such Person, (iv) in the case of any general partnership, the partnership agreement (or similar document) of such Person and (v) in any other case, the functional equivalent of the foregoing.

“Other Taxes” means any and all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made under any Financing Document or from the execution, delivery, performance, registration or enforcement of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Financing Document. For the avoidance of doubt, “Other Taxes” shall not include any Excluded Taxes.

“Participant” has the meaning assigned to such term in Section 10.04(f).

“Participant Register” has the meaning assigned to such term in Section 10.04(f).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Pension Plan” means any employee pension benefit plan as defined in Section 3(2) of ERISA (other than a Multiemployer Plan) that is subject to the provisions of Title IV or Section 302 of ERISA, or Section 412 of the Code, and in respect of which any Loan Party is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA or with respect to which any Loan Party has or could reasonably be expected to have any liability.

“Performance Tests” means (a) the “Performance Test” (howsoever defined) in the CTCI EPC Agreement, (b) performance tests that are substantially equivalent to the “Performance Test” (howsoever defined) in each of the other EPC Agreements and satisfactory to the Required Lenders (in consultation with the Independent Engineer) or (c) “Commissioning Tests” (howsoever defined) in each of the EPC Agreements.

28
Bakersfield Refinery – Senior Credit Agreement

“Permitted Account Transfer” means, with respect to any Collateral Account, the opening of a new account in the Project Company’s name substantially concurrently with the closing of the same account in the Borrower’s name, in each case, following the Tranche A Funding Date and so long as such account is subject to Project Company’s entry into a Control Agreement substantially similar to the Control Agreement in respect of such Collateral Account prior to such transfer and all other steps taken to perfect the security interests purported to be created by the Security Documents in such new account are taken.

“Permitted Contest Conditions” means, with respect to any Loan Party, a contest, pursued in good faith, challenging the enforceability, validity, interpretation, amount or application of any law, tax or other matter (legal, contractual or other) by appropriate proceedings timely instituted if (a) such Loan Party diligently pursues such contest, (b) such Loan Party establishes adequate reserves with respect to the contested claim if and to the extent required by GAAP and (c) such contest (i) could not reasonably be expected to have a Material Adverse Effect and (ii) does not involve any material risk or danger of any criminal or unindemnified civil liability being incurred by the Administrative Agent or the Lenders.

“Permitted Hedging Activities” means a Swap Agreement entered into with a Permitted Hedging Counterparty that hedges the Loan Parties’ exposure to fluctuations in the prices of renewable diesel, feedstock or environmental attributes.

“Permitted Hedging Counterparty” means a counterparty to a Swap Agreement, in its capacity as counterparty to such Swap Agreement, if and to the extent that such counterparty is or was a Lender or an Affiliate thereof that has, or whose obligations are guaranteed by an entity that has, a credit rating of at least BBB+ by S&P or Baa1 by Moody’s with respect to its long term unsecured debt on the date such Swap Agreement was entered into.

“Permitted Indebtedness” has the meaning assigned to such term in Section 6.02.

“Permitted Lien” means, with respect to any Loan Party, any of the following:

(a)           Liens arising by reason of:

(i)        taxes, assessments or governmental charges either secured by a bond or which are not yet due or payable, or which are being contested pursuant to the Permitted Contest Conditions;

(ii)       security, pledges or deposits in the ordinary course of business for payment of workmen’s compensation or unemployment insurance or other types of social security benefits; and

(iii)      good faith deposits or pledges incurred or created in connection with or to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety bonds or appeal bonds entered into in the ordinary course of business or under Applicable Law.

29
Bakersfield Refinery – Senior Credit Agreement

(b)           Liens of mechanics, carriers, landlords, warehousemen, materialmen, laborers, repairmen’s, employees or suppliers or any similar Liens arising by operation of law incurred in the ordinary course of business with respect to obligations which are not due or, which are adequately bonded, and which are being contested pursuant to the Permitted Contest Conditions;

(c)           Liens arising out of judgments, orders or awards that have been adequately bonded, are fully covered by insurance (subject to a customary deductible) or with respect to which a stay of execution has been obtained pending an appeal or proceeding for review pursuant to the Permitted Contest Conditions;

(d)           Liens arising with respect to zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar charges or encumbrances on the use of real property which, individually or in the aggregate, do not materially detract from the value of the affected property and do not materially interfere with the ordinary conduct of the business of such Loan Party;

(e)           Liens or the interests of lessors to secure purchase money obligations permitted under Section  ~~6.03~~6.02(~~c~~b); provided that such Lien encumbers only the specific goods or equipment so purchased and proceeds thereof;

(f)            Liens arising under ERISA and Liens arising under the Code with respect to an employee benefit plan (as defined in Section 3(2) of ERISA) that do not constitute an Event of Default under Section 7.01(i);

(g)           Liens created under the Security Documents;

(h)           Liens securing obligations under any Permitted Working Capital Facility on the applicable Loan Party’s: (i) accounts receivable or proceeds arising from the sale of the following categories of inventory: (x) feedstock, including soybean oil, camelina oil and other plant-based oil and animal fat and (y) finished products, including renewable diesel, jet fuel and gas and other similar output or products~~;~~ and any account into which such accounts receivable or proceeds will be paid; (ii) feedstock and product inventories; (iii) contract rights, other general intangibles and all documents of title solely to the extent such items relate to feedstock or product inventories (and excluding, for the avoidance of doubt, any intellectual property); and (iv) one or more deposit or securities accounts holding the proceeds of any of the foregoing;

(i)            (x) Liens on deposits of cash securing obligations under Swap Agreements constituting Permitted Hedging Activities approved by the Administrative Agent in accordance with Section 6.14 and (y) on and after the Commodity Hedging Program Date, Liens permitted under the Commodity Hedging Program (up to the amount approved by the Required Lenders pursuant to its approval right in the definition thereof) (so long as the terms and conditions of the Commodity Hedging Program related to such Liens shall have been satisfied and such Liens are subject to the Term Intercreditor Agreement);

30
Bakersfield Refinery – Senior Credit Agreement

(j)            Liens or pledges of deposits of cash, in an amount not to exceed $600,000 in the aggregate, securing (i) bonds or other surety obligations entered into in the ordinary course of business or under Applicable Law and (ii) reimbursement obligations with respect to letters of credit to the extent permitted under Section 6.02(i)(ii);

(k)           (i) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution, in each case, granted in the ordinary course of business in favor of such creditor depositary institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board and no such deposit account is intended by Borrower to provide collateral to the depository institution and (ii) Liens in favor of a banking or other financial institution arising as a matter of law or in the ordinary course of business under customary general terms and conditions encumbering deposits or other funds maintained with a financial institution (including the right of setoff) and that are within the general parameters customary in the banking industry or arising pursuant to such banking institution’s general terms and conditions, including any such Liens of each Depositary Bank over each applicable Collateral Account;

(l)            [Reserved];

(m)          all exceptions disclosed in the Title Policy;

(n)           Liens or the interests of lessors to secure purchase money obligations permitted under Section 6.02(b); provided that such Lien encumbers only the specific goods, equipment or software so financed, any accessions thereto, proceeds thereof and related books and records;

(o)           Liens or pledges of deposits of cash securing deductibles, self-insurance, co-payment, co-insurance, retentions or similar obligations to providers or property, casualty or liability insurance in the ordinary course of business;

(p)           Liens not otherwise permitted hereunder so long as the aggregate outstanding principal amount of obligations of Borrower or its Subsidiaries secured thereby does not exceed $500,000 at any one time; and

(q)           Liens securing Permitted Prepaid Sale Arrangements; provided that such Liens encumber only the applicable products subject to the prepaid sale agreement; and

~~(q)~~(r)       Liens that extend, renew or replace in whole or in part a Lien referred to above.

31
Bakersfield Refinery – Senior Credit Agreement

“Permitted Prepaid Sale Arrangement” means one or more prepaid sale agreements for the sale of products produced by the Project satisfying the following conditions: (a) such prepaid sale arrangement could not reasonably be expected to adversely impact the ability of the Borrower to satisfy its obligations under the ExxonMobil Offtake Agreement; (b) at the time of entering into any such prepaid sale arrangement, the outstanding Indebtedness (including indebtedness for borrowed money, discounting of receivables, or prepayment or similar transactions) incurred in connection with entry into such prepaid sale arrangement, taken together with the outstanding Indebtedness (including indebtedness for borrowed money, discounting of receivables, or prepayment or similar transactions) incurred in connection with entry into any other Permitted Prepaid Sale Arrangement, does not exceed the difference between (x)(i) prior to the Final Completion Date, $20,000,000 in the aggregate and (ii) thereafter, $10,000,000 in the aggregate minus (y) the amount by which Indebtedness of the Loan Parties pursuant to Section 6.02(b) exceeds $5,000,000; and (c) the providers of such Indebtedness (or an agent on their behalf) shall not directly or indirectly be ExxonMobil, Sponsor or an Affiliate of any of the foregoing.

“Permitted Working Capital Facility” means one or more revolving credit facilities (which may also provide for the issuance of letters of credit thereunder), working capital facilities, pre-paid supply arrangements, extended payment credit, ABL facilities of the Loan Parties satisfying the following conditions: (a) such Indebtedness is incurred to finance the working capital requirements of the Loan Parties; (b) the aggregate principal amount of such Indebtedness ~~does not exceed $25,000,000; (c) such Indebtedness has no make-whole or similar prepayment premium; (d) such Indebtedness has no lien and/or payment priorities among the holders of obligations (including any “first-out” or “last-out” tranches); (e) the rate per annum applicable to such Indebtedness does not exceed a customary London interbank (or replacement thereof) rate plus 6.00% or base rate plus 5.00% (or such greater rate per annum with the prior written consent of the Required Lenders, in their sole discretion); (f) such Indebtedness does not require the payment of aggregate fees in excess of 2.00% of the principal amount of such Indebtedness (or such greater fees with the prior written consent of the Required Lenders, in their sole discretion); and (g~~, taken together with any other Permitted Working Capital Facility or Permitted Prepaid Sale Arrangement, does not exceed $125,000,000; (c) the providers of such Indebtedness (or an agent on their behalf) shall not directly or indirectly be ExxonMobil, Sponsor or an Affiliate of any of the foregoing; (d) the providers of such Indebtedness (or an agent on their behalf) shall have executed the ABL Intercreditor Agreement~~.~~ ; and (e) such Permitted Working Capital Facility shall not be secured by any Liens on any Collateral unless such Liens shall be subject to the ABL Intercreditor Agreement and shall not be guaranteed by any Person unless such Person also guarantees the Indebtedness hereunder and under the other Financing Documents.

“Permitted Working Capital Facility Account” shall mean one or more deposit accounts or securities accounts in the name of the Borrower or the Project Company that is permitted to be secured for the benefit of the providers of any Permitted Working Capital Facility (or their agents on their behalf) in accordance with clause (h)(iv) of the definition of Permitted Lien.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Post-Default Rate” means a rate per annum which is equal to the sum of 2.00% per annum plus the Interest Rate.

~~“Pre-Acquisition Material Project Documents” means, collectively, the Industrial Track Agreement, the Mojave Spur Pipeline Operating Agreement and the Mojave Spur Pipeline Ownership Agreement.~~

32
Bakersfield Refinery – Senior Credit Agreement

“Prepayment Offer Deadline” has the meaning assigned to such term in Section 2.06(c)(iii).

“Prepayment Premium” means, with respect to any Called Principal, an amount equal to the projected amount of interest that would be due on the Called Principal from the date of such prepayment to the 32-month anniversary of the applicable Funding Date (assuming the Called Principal was not prepaid or repaid during such period), as reasonably calculated by the Administrative Agent. An example of the Prepayment Premium calculation is set forth on Annex II.

“Prepayment Premium Event” has the meaning assigned to such term in Section 2.06(c)(iv).

“Project” has the meaning assigned to such term in the recitals.

“Project Company” has the meaning assigned to such term in the recitals.

“Project Company Joinder” means a joinder agreement, substantially in the form of Exhibit W attached hereto, to be entered into by Project Company on the Tranche A Funding Date.

~~“Project Contingency Costs” shall have the meaning assigned to such term in Section 5.29(g)(ii)(A).~~

“Project Costs” means the following costs and expenses incurred or to be incurred on or prior to the ~~Term Conversion~~Final Completion Date in accordance with the Construction Budget and any change orders permitted in accordance with Section 6.09(b) (and, with respect to Capital Expenditures, in accordance with Section 6.07(d)), in connection with the ownership, acquisition, development, design, engineering, procurement, construction, installation, equipping, assembly, inspection, testing, completion, start-up, operation and financing of the Project:

(a)           all amounts payable under the Material Construction Contracts and the other Project Documents (including any reserves established for the payment of Remaining Costs pursuant to this Agreement), any contractor bonuses, site leasing and preparation costs, costs related to acquisition, development and construction of facilities, including for the receipt of feedstock, catalyst and other inputs to, and to transport or deliver renewable diesel and other outputs from, the Project, and all other amounts payable under the Project Documents prior to Final Completion, including contingency provided for in the Construction Budget and amounts payable in order to complete the Punch Lists;

(b)           financing, advisory, legal, accounting and other fees;

(c)           all other Project-related costs, including, feedstock and fuel-related costs and prepaid feedstock and fuel costs, any development costs (including funding any mitigation measures (such as community projects and the purchase of certain nearby residences) required in connection with the Project), management services fees and expenses and costs and expenses to complete the construction and financing of the Project;

33
Bakersfield Refinery – Senior Credit Agreement

(d)           contingency funds, required reserves, start-up costs and initial working capital costs;

(e)           property, sales, and other non-income Taxes due in respect of the Project;

(f)            Operating Expenses incurred prior to the ~~Term Conversion~~Final Completion Date;

(g)           costs and expenses incurred with the negotiation and preparation of the Financing Documents and the Project Documents;

(h)           interest (including interest during construction), fees and other amounts payable under the Financing Documents; and

(i)            funding ~~requirements of~~ the Debt Service Reserve Account ~~as specified in the definition of “Debt Service Reserve Funding Amount”~~.

“Project Documents” means, without duplication, the Material Project Documents and each other agreement related to the development, construction, operation, maintenance, management, administration, ownership or use of the Project, the sale of renewable diesel therefrom, the provision of feedstocks, catalyst and other services thereto and Real Property rights and interests relating to the Project, in each case, entered into by, or assigned to, Borrower or Project Company.

“Project Document Modification” has the meaning assigned to such term in Section 6.09(a)(i).

“Project Revenues” means, for any period (without duplication), all revenue received by or on behalf of the Loan Parties during such period, interest paid in respect of any Collateral Accounts including proceeds from any business interruption insurance and any other receipts otherwise arising or derived from or paid or payable to the Loan Parties under the Project Documents or otherwise in respect of the Project.

“Projections” has the meaning assigned to such term in Section 3.12(b).

“Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

“Prudent Industry Practices” means those practices, methods, equipment, specifications and standards of safety and performance, as the same may change from time to time, as are commonly used by renewable diesel refinery projects in the United States, as applicable, of a type and size similar to the Project as good, safe and prudent engineering practices in connection with the design, construction, operation, maintenance, repair and use of electrical and other equipment, facilities and improvements of such projects, with commensurate standards of safety, performance, dependability, efficiency and economy. “Prudent Industry Practices” does not necessarily mean one particular practice, method, equipment specification or standard in all cases and shall not be interpreted to require the adoption or implementation of any particular best or most optimal practice, but is instead intended to encompass a broad range of acceptable practices, methods, equipment specifications and standards.

34
Bakersfield Refinery – Senior Credit Agreement

“Punch List” has the meaning assigned to such term (howsoever defined) in each of the applicable EPC Agreements.

“Qualified CEO” means (i) Richard Palmer or (ii) any natural person in the position of chief executive officer of any Loan Party, its parent companies or Affiliates, who shall have been appointed in accordance with Section 5.28.

“Qualified Officer” means (a)(i) any Qualified President, (ii) each of Noah Verleun, Gary McDonald, Mariah Mandt ~~and~~, Mark Dennis and Mark Payette and (iii) ~~a chief financial officer and~~ a senior vice president of commercial operations of any Loan Party, its parent companies or Affiliates, on and after their appointment in accordance with Section 5.28 or (b) any natural person in a position substantially similar to a position contemplated by clause (a) and who shall have been appointed in accordance with Section 5.28.

“Qualified Officer Event” has the meaning assigned to such term in Section 5.28.

“Qualified President” means (i) Tom Rizzo, (ii) any other Qualified Officer reasonably suitable for the position of president or (iii) any natural person in the position of president of any Loan Party, its parent companies or Affiliates, who shall have been appointed in accordance with Section 5.28.

“Quarterly Date” means the last Business Day of September, December, March and June in each fiscal year, the first of which shall be the first such day after the date hereof.

“Rail Consultant” means PLG Consulting or another similarly qualified consultant approved by the Administrative Agent in its sole discretion.

~~“Rail Development Milestones” means the rail development milestones set forth on Schedule 5.26(c).~~

“Reactor Purchase Agreement” means that certain Purchase Order No. 20200504-001, dated as of May ~~_____~~4, 2020, between Mangiarotti S.p.A., an Italian public limited company, and ~~GCE Holdings, as required to be assigned pursuant to Section 4.02(r)(i) by GCE Holdings to, and assumed by,~~ Project Company ~~on the Tranche A Funding Date~~.

“Real Property” means all right, title and interest of Project Company in and to any and all parcels of real property (including the Site) owned, leased or operated by Project Company together with all of Project Company’s interests in all improvements and appurtenant fixtures, equipment, personal property, easements and other property and rights incidental to the ownership, lease or operation thereof.

35
Bakersfield Refinery – Senior Credit Agreement

“Refinery Performance Test” means the performance test conducted by Borrower to determine the Project’s achievement of clause (b) of the definition of “Substantial Completion” and clause (~~d~~c) of “Final Completion”.

“Refinery Performance Test Report” has the meaning assigned to such term in Section ~~5.26~~5.23(b).

“Register” has the meaning assigned to such term in Section 10.04(c).

“Regulation D” means Regulation D of the Board.

“Regulation U” means Regulation U of the Board.

“Reinvestment Notice” means a written notice executed by a Qualified Officer of Borrower stating no Default or Event of Default has occurred and is continuing and that Borrower intends and expects to use all or a specified portion, as applicable, of the Net Available Amount of Extraordinary MPD Proceeds or the proceeds from an Event of Loss or the proceeds of a Disposition, as applicable, that will be used (a) with respect to any Event of Loss, to repair, restore or replace assets affected by such Event of Loss or (b) with respect to the receipt of Extraordinary MPD Proceeds or any Disposition, to acquire or repair assets useful in the business of Borrower and Project Company, in each case, which notice shall include (i) a certification that Borrower intends to complete the reinvestment or acquisition described therein the applicable time period required under Section 2.06(b) (or such longer period as may be described in the applicable Reinvestment Plan (subject to the Administrative Agent’s approval, acting at the direction of the Required Lenders, in accordance with Section 5.29(f)(i)(C))) and (ii) with respect to the use of the Net Available Amount of any Extraordinary MPD Proceeds or the proceeds of any Disposition to acquire assets useful in the business of Borrower and Project Company, a detailed description of the acquisition contemplated with such Net Available Amount, which description shall be acceptable to the Administrative Agent, acting at the reasonable direction of the Required Lenders.

“Reinvestment Plan” has the meaning assigned to such term in Section 5.29(f)(i)(C)(I).

“Related Fund” means with respect to any Lender, any fund that invests in loans and is managed or advised by the same investment advisor as such Lender, by such Lender or an Affiliate of such Lender.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Release” means any release, spill, emission, emanation, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor Environment, including, the movement through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

36
Bakersfield Refinery – Senior Credit Agreement

“Remaining Costs” means an aggregate amount equal to the sum of ~~(i)~~ (i) the amount reasonably anticipated to be necessary to fund the cost of any remaining Punch List items, ~~(ii)~~ (ii) the amount reasonably anticipated to be necessary to fund any other work that remains outstanding under any of the Material Construction Contracts and ~~(iii)~~ (iii) the amount reasonably anticipated to be necessary to fund any ~~remaining~~outstanding Project Costs incurred prior to the Term Conversion Date and any Project Costs reasonably anticipated to be necessary to achieve Final Completion (other than those described in the foregoing clauses ~~(i)~~ (i) and (ii)), in each case as reasonably determined by Borrower and verified in a writing to the Administrative Agent by the Independent Engineer; provided, that the aggregate amount of Remaining Costs funded using Project Revenues shall not exceed the Cash Flow Utilization Cap without the prior written consent of the Administrative Agent.

“Renewable Diesel” has the meaning assigned to such term in the ExxonMobil Offtake Agreement (as in effect as of the date hereof).

“Replacement Project Document” means, in respect of any Material Project Document, one or more binding replacement Project Documents (i) that are Additional Material Project Documents entered into in accordance with Section 6.09(a)(iii), (ii) that, in the case of any Project Document replacing a Material Project Document (other than any Material Construction Contract or the ExxonMobil Offtake Agreement), are (A) on terms (take as a whole) that are substantially similar to, or more favorable to the applicable Loan Party than, the terms and conditions of the Material Project Document being replaced, (B) is with a counterparty that is as creditworthy (measured as of the date of such counterparty enters into such replacement Material Project Document) as the Material Project Counterparty under the Material Project Document being replaced (measured as of the date of such Material Project Counterparty entered into the Material Project Document being replaced) and (C) has pricing and economic terms (taken as a whole) consistent with, or better than, the Material Project Document being replaced or (iii) ~~on~~ otherwise on terms and conditions acceptable, and with a counterparty of credit acceptable, to the Administrative Agent, acting at the reasonable direction of the Required Lenders.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30-day notice period has been waived.

“Reporting Deliverable” has the meaning assigned to such term in Section 7.01(d).

“Required Lenders” means, at any time, Lenders having aggregate Commitments (or, if the Commitments are terminated, holding Loans) representing eighty percent (80%) or more of the sum of the total Commitments (or, if the Commitments are terminated, aggregate outstanding principal amount of Loans) at such time; provided that, for the avoidance of doubt, the term “Commitments” as used in this definition refers to the Lenders’ aggregate Commitments, whether drawn or undrawn, as of the applicable date of determination.

“Restoration” means, with respect to any Affected Property, the rebuilding, repair, restoration or replacement of such Affected Property.

37
Bakersfield Refinery – Senior Credit Agreement

“Restricted Payment” means:

(a)           any dividend paid by any Loan Party (in cash, Property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition by any Loan Party of, any portion of any membership interests in any Loan Party or any warrants, rights or options to acquire any such membership interests;

(b)           any payment of development, management or other fees, or of any other amounts, by any Loan Party to any Affiliate thereof; and/or

(c)           any other payment (in cash, Property or obligations to a parent company of the Loan Parties) to a parent company or Affiliate of the Loan Parties.

“Revenue Account” means, subject to any Permitted Account Transfer, an account in the name of Borrower or Project Company and established with a Depositary Bank that is designated by Borrower to be the “Revenue Account”.

“Revenue Transfer Certificate” means a certificate, substantially in the form of Exhibit U, to be delivered by an authorized officer of Borrower.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor to the rating agency business thereof.

“Sanctioned Country” means, at any time, a country or territory that is subject to comprehensive Sanctions. For the avoidance of doubt, as of the Closing Date, Sanctioned Countries are the Crimea region of Ukraine, Cuba, Iran, North Korea and Syria.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or by the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country, or (c) any Person owned or controlled by any such Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“Secured Obligations” has the meaning assigned to such term in the Security Agreement.

“Secured Parties” means (a) the Agents, (b) the Lenders ~~and~~, (c) each Secured Commodity Hedge Counterparty (howsoever defined under the Term Intercreditor Agreement)~~.~~ and (d) to the extent the applicable Intercreditor Agreement contemplates the Permitted Working Capital Facility as sharing a Lien with the Lenders hereunder, each Secured Permitted Working Capital Facility Provider (howsoever defined under the applicable Intercreditor Agreement), if applicable.

38
Bakersfield Refinery – Senior Credit Agreement

“Security Agreement” means that certain Pledge and Security Agreement, to be entered into on the Closing Date, among the Loan Parties and the Collateral Agent, substantially in the form attached hereto as Exhibit K.

“Security Documents” means the Security Agreement, the Mortgage, the Consents to Assignment, the Control Agreements, all Uniform Commercial Code financing statements required by any Security Document and any other security agreement or instrument to be executed or filed pursuant hereto or any Security Document.

“Seller” has the meaning assigned to such term in the recitals.

“Senior Secured Swap Agreement” means any Swap Agreement that has entered into the Term Intercreditor Agreement as a Secured Commodity Hedge Agreement (as defined in the Term Intercreditor Agreement) in accordance with the terms and conditions of this Agreement.

~~“Significant Milestone” means each milestone set forth in the Construction Schedule that is identified on Schedule 4.01(f).~~

“Site” means the parcels of land owned in fee simple by Project Company on which the Project is located, as more particularly described on Schedule 1.01(a).

“Sixth Amendment” means that certain Amendment No. 6 to Credit Agreement, dated as of December 20, 2021, by and among the Borrower, Holdings, the Project Company, the Administrative Agent and the Lenders.

“Sixth Amendment Effective Date” means December 20, 2021.

“Solvent” means, with respect to any Person on a particular date that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital and (e) such Person is not insolvent as defined under applicable Bankruptcy or insolvency laws; provided that unless otherwise provided under Applicable Law, the amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such date, represents the amount that can reasonably be expected to become an actual or matured liability.

“SPA” has the meaning assigned to such term in the recitals.

~~“SPA Execution Date” has the meaning assigned to the term “Execution Date” under the SPA.~~

39
Bakersfield Refinery – Senior Credit Agreement

“Specified Construction Contracts” means: (a) the CTCI EPC Agreement; (b) the Haldor License Agreement; (c) the Haldor Guarantee Agreement; (d) the Haldor Catalyst Supply Agreement; (e) the Haldor Purchase Agreement; and (f) the Reactor Purchase Agreement.

“Specified Material Project Documents” means: (a) the CTCI EPC Agreement; (b) the ExxonMobil Offtake Agreement; (c) any Additional Material Project Document relating to feedstock supply with a volume in excess of 15 million pounds per month and (d) any Additional Material Project Document relating to gas supply.

“Sponsor” means Global Clean Energy Holdings, Inc., a Delaware corporation.

“Sponsor Equity Contribution” means an Equity Contribution contributed after the Eighth Amendment Effective Date (other than the proceeds of the Eighth Amendment Contribution or any proceeds thereof).

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Substantial Completion” means the satisfaction of each of the following conditions:

(a)           the achievement of:

(i)        the “Commercial Operations Date” as defined in the ExxonMobil Offtake Agreement;

(ii)       “Substantial Completion” as defined in the H&H EPC Agreement;

(iii)       “Mechanical Completion” as defined in the Gas Pipeline EPC Agreement; and

(iv)      “Substantial Completion” as defined in the CTCI EPC Agreement; and

(b)           the Project has produced at least ~~17,260,341~~3,020,560 total gallons of Renewable Diesel over a period of ~~sixty~~twenty-one (~~60~~21) consecutive days (as verified in writing by the Independent Engineer to Agent and the Lenders pursuant to Section 5.23);

(c)           Borrower has demonstrated, to the reasonable satisfaction of the Required Lenders, the updated Financial Model results in the aggregate contracted cash flow under the ExxonMobil Offtake Agreement available for debt service in respect of the Loans (net of projected Operating Expenses and other expenses) as of the Completion Date is at least ~~$300,000,000~~equal to the total principal amount of the Loans outstanding as of the Completion Date;

40
Bakersfield Refinery – Senior Credit Agreement

(d)           all necessary and material facilities needed for the operation of the Project in accordance with the Financial Model and/or the ExxonMobil Offtake Agreement shall have been completed and shall be operational;

(e)           (i) the first delivery of Renewable Diesel under the ExxonMobil Offtake Agreement has occurred; (ii) Borrower has received the first payment in accordance with Section 6.2 of the ExxonMobil Offtake Agreement; and (iii) the Project is able to satisfy all obligations arising under the ExxonMobil Offtake Agreement in accordance with the terms thereof;

(f)            (i) Administrative Agent and the Lenders shall have received a copy of a punchlist from Borrower as to items required to achieve Final Completion and (ii) the Independent Engineer shall have verified such punchlist and the amount needed to pay all Project Costs remaining through Final Completion; and

(g)           Borrower shall have delivered to Agent and the Lenders a certificate of an Authorized Representative certifying the satisfaction of each of the above conditions.

“SusOils” means Sustainable Oils, Inc., a Delaware corporation.

“SusOils License Agreement” means that certain Sustainable Oils License Agreement, dated as of the Closing Date, by and between Borrower and SusOils, ~~as required to be~~and as assigned ~~pursuant to Section 4.02(r)(i)~~ by Borrower to, and as assumed by~~,~~ Project Company ~~on the Tranche A Funding Date~~.

“SVO” means the Securities Valuation Office of the National Association of Insurance Commissioners.

“Swap Agreement” means any agreement or instrument (including a cap, swap, collar, option, forward purchase agreement or other similar derivative instrument) relating to the hedging of any interest under any Indebtedness or hedging of the prices of renewable diesel, feedstock or environmental attributes.

“Swap Portion Amount” means, in connection with calculating the Net Available Amount, a percentage equal to (a) the amount of any amounts owing under any Senior Secured Swap Agreement that required a prepayment in connection with the applicable event requiring a calculation of the Net Available Amount (up to the First Lien Cap Amount (as defined in the Term Intercreditor Agreement)) divided by (b) the sum of the then-current Obligations plus any amounts owing under any Senior Secured Swap Agreement (up to the First Lien Cap Amount (as defined in the Term Intercreditor Agreement)).

“Target Debt Balance” means, for each Quarterly Date, the amount set forth on Annex III for such Quarterly Date.

41
Bakersfield Refinery – Senior Credit Agreement

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings (including backup withholdings) with respect to the Loan now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, including any taxes, levies, imposts, duties, deductions, charges or withholdings on interest payments on the Loan and on any payments made by any Loan Party to an Agent or Lender pursuant to an obligation of such Loan Party under any of the Financing Documents, and all interest, additions to tax or penalties or similar liabilities with respect thereto.

“Technip Subcontract” means that certain Engineering Subcontract Agreement, dated as of June 25, 2020, by and between CTCI (as successor in interest to ARB, Inc.) and Technip Stone & Webster Process Technology, Inc.

“Term Conversion” means satisfaction or waiver in writing of the conditions set forth in Section 4.05.

“Term Convert” has meanings correlative thereto.

“Term Conversion Date” means the date on which Term Conversion occurs.

“Term Intercreditor Agreement” means an intercreditor agreement to be entered into among, Borrower, Holdings, Project Company, the Secured Commodity Hedge ~~Providers~~Counterparties (howsoever defined therein), the Administrative Agent and the Collateral Agent, which shall be in form and substance reasonably satisfactory to the Loan Parties and the Required Lenders.

“Third Amendment Effective Date” means March 26, 2021.

“Title Company” ~~has the meaning assigned to such term in Section 4.01(n)~~means Chicago Title Insurance Company.

“Title Policy” ~~has the meaning assigned to such term in Section 4.01(n)~~means the ALTA loan policy of title insurance issued in favor of the Collateral Agent on the Tranche A Funding Date in respect of the Project.

“Tranche A Commitment” means, with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Annex I under the caption “Tranche A Commitment” or, if such Lender has entered into one or more Assignment and Assumptions following the Closing Date, the amount set forth for such Lender in the Register maintained by the Administrative Agent as such Lender’s “Tranche A Commitment”.

“Tranche A Funding Date” means the date on which the conditions precedent specified in Sections 4.02 and 4.03 have been satisfied (or waived in accordance with Section 10.02) and Tranche A Loans are first required to be funded pursuant to Section 2.01(a).

“Tranche A Lender” means (a) a lender that holds Tranche A Loans and/or Tranche A Commitments and (b) each Person that shall become a Tranche A Lender hereunder pursuant to an Assignment and Assumption that assumes Tranche A Loans and/or Tranche A Commitments, in each case, so long as such lender continues to hold such Tranche A Loans and/or Tranche A Commitments.

42
Bakersfield Refinery – Senior Credit Agreement

“Tranche A Loan” has the meaning assigned to such term in Section 2.01(a).

“Tranche B Commitment” means, with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Annex I under the caption “Tranche B Commitment” or, if such Lender has entered into one or more Assignment and Assumptions following the Closing Date, the amount set forth for such Lender in the Register maintained by the Administrative Agent as such Lender’s “Tranche B Commitment”.

“Tranche B Lender” means (a) a lender that holds Tranche B Loans and/or Tranche B Commitments and (b) each Person that shall become a Tranche B Lender hereunder pursuant to an Assignment and Assumption that assumes Tranche B Loans and/or Tranche B Commitments, in each case, so long as such lender continues to hold such Tranche B Loans and/or Tranche B Commitments.

“Tranche B Lender Joinder” means a joinder agreement, substantially in the form attached hereto as Exhibit V, to be entered into by each Tranche B Lender that joins this Agreement as a Tranche B Lender after the Closing Date.

“Tranche B Loan” has the meaning assigned to such term in Section 2.01(b).

“Transaction Documents” means each of the Financing Documents, the HoldCo Borrower LLC Agreement and the Material Project Documents.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if, with respect to any filing statement or by reason of any mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Collateral Agent pursuant to the applicable Security Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, UCC means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each applicable Financing Document and any filing statement relating to such perfection or effect of perfection or non-perfection.

“Underground” means Underground Construction Company, a California corporation.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

~~“Updated Construction Budget” has the meaning assigned to such term in Section 5.25(n).~~

“US Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“USA PATRIOT Act” has the meaning assigned to such term in Section 10.16.

“Voting Stock” means, with respect to any Person, Capital Stock the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of a contingency.

43
Bakersfield Refinery – Senior Credit Agreement

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.02        Terms Generally. Except as otherwise expressly provided, the following rules of interpretation shall apply to this Agreement and the other Financing Documents:

(a)           the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined;

(b)           whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms;

(c)           the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”;

(d)           the word “will” shall be construed to have the same meaning and effect as the word “shall”;

(e)           unless the context requires otherwise, any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein) and shall include any appendices, schedules, exhibits, clarification letters, side letters and disclosure letters executed in connection therewith;

(f)            any reference herein to any Person shall be construed to include such Person’s successors and assigns to the extent permitted under the Financing Documents and, in the case of any Governmental Authority, any Person succeeding to its functions and capacities;

(g)           the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision;

(h)           all references herein to Articles, Sections, Appendices, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Appendices, Exhibits and Schedules to, this Agreement; and

(i)            the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

44
Bakersfield Refinery – Senior Credit Agreement

Section 1.03        Accounting Terms. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP. If Borrower notifies the Administrative Agent that Borrower wishes to amend any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision, regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then Borrower’s compliance with such provision shall be determined on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in a manner satisfactory to Borrower and the Administrative Agent.

Section 1.04        Divisions. Any reference herein or in any other Financing Document to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a Person, or an allocation of assets to a series of a Person (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale or transfer or similar term, as applicable to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder and under any other Financing Document (and each division of any limited liability company that is a Subsidiary, Affiliate, joint venture or any other like term shall also constitute such a separate Person or entity hereunder or any other Financing Document).

Article II

THE CREDITS

Section 2.01          Loan.

(a)            Tranche A Loans. Subject to the terms and conditions set forth in this Agreement (including ~~Sections 4.01, 4.02 and~~Section 4.03) and in reliance upon the representations and warranties of the Loan Parties set forth herein, each Tranche A Lender severally, but not jointly, agrees to advance to the Borrower (x) on the date that is three (3) Business Days after the delivery of the Borrowing Request delivered on the Closing Date, loans in an amount equal to $68,800,000 and (y) on the date that is twelve (12) Business Days after the delivery of the Borrowing Request delivered on the Closing Date, the remaining amount of such Tranche A Lender’s unfunded Tranche A Commitments (individually, a “Tranche A Loan” and, collectively, the “Tranche A Loans”).

(b)           Tranche B Loans. Subject to the terms and conditions set forth in this Agreement (including ~~Sections 4.01 and~~Section 4.03) and in reliance upon the representations and warranties of the Loan Parties set forth herein, each Tranche B Lender severally, but not jointly, agrees to advance to Borrower from time to time during the Availability Period such loans as Borrower may request pursuant to this Section 2.01 (exclusive of the Tranche A Loan, individually, a “Tranche B Loan” and, collectively, the “Tranche B Loans” and, together with the Tranche A Loans, the “Loans”) in an aggregate principal amount which, when added to the aggregate principal amount of all prior Loans made by such Lender under this Agreement, does not exceed such Tranche B Lender’s Tranche B Commitment~~; provided, that Borrower may only request Tranche B Loans (i) once every 90 days and (ii) two additional times in any calendar year (without reliance on the foregoing clause (i)), so long as, in the case of this clause (ii), each such request occurs at least 30 days following the immediately prior request for Tranche B Loans made by Borrower.~~.

45
Bakersfield Refinery – Senior Credit Agreement

As of the Eighth Amendment Effective Date, all Loans under the Credit Agreement have been funded.

(c)           No Reborrowing. Amounts prepaid or repaid in respect of any Loan may not be reborrowed.

(d)          Notice of Loan Borrowing. To request a borrowing of Loans, Borrower shall deliver to the Administrative Agent and the Lenders, on a Business Day, a Borrowing Request. The date of the proposed borrowing (each such date, subject to the immediately succeeding sentence below, a “Funding Date”) specified in a Borrowing Request shall be no earlier than:

(i)            in the case of the Tranche A Funding Date, (x) for an amount up to $68,800,000, (3) Business Days after the delivery of such Borrowing Request and (y) for the remainder of the unfunded Tranche A Commitments requested upon twelve (12) Business Days after the delivery of such Borrowing Request; ~~and~~

(ii)           for each other Funding Date, twelve (12) Business Days after the delivery of such Borrowing Request.

The conditions specified in Section 4.02 and 4.03 of ~~the Credit~~this Agreement as conditions to the Tranche A Funding Date may be satisfied by the Borrower on the first date Tranche A Loans are required to be funded pursuant to Section 2.01(a), and shall not be required to be satisfied on the second date Tranche A Loans are required to be funded pursuant to Section 2.01(a).

Each Borrowing Request shall specify the amount to be borrowed and the proposed Funding Date (which shall be a Business Day). Upon receipt of such Borrowing Request, the Administrative Agent shall promptly notify each Lender thereof.

(e)           Notice by the Administrative Agent to the Lenders. Promptly following receipt of a Borrowing Request in accordance with this Section 2.01, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan requested to be made as part of the Loan.

(f)            Tax Considerations. For U.S. federal income tax purposes, each of Borrower, Holdings, Project Company and the Lenders agree that it is their intention that, for U.S. federal, state and local income tax purposes, (1) the Loan, together with the corresponding Equity Kicker, shall be treated as an investment unit, (2) the purchase price of such investment unit shall equal the total purchase price paid by the Lenders for the Loan on each Funding Date, (3) a portion of the purchase price of the investment unit shall, for U.S. federal income tax purposes, be allocated to the purchase of the corresponding Equity Kicker as mutually agreed by the parties, and (4) the Loan shall be treated as a debt instrument, and not as a “contingent payment debt instrument,” (within the meaning of Treasury Regulations Section 1.1275-4) for U.S. federal, state, and local income tax purposes (together, the “Intended Tax Treatment”). Borrower will provide any information reasonably requested in writing from time to time by any Lender regarding the original issue discount associated with the Loan for U.S. federal income tax purposes. Each of Borrower, Holdings and the Lenders agrees to file income tax returns consistent with the Intended Tax Treatment, including the allocation set forth in this Section 2.01(f), and shall not take any position inconsistent with the Intended Tax Treatment in any judicial, administrative, or other proceeding, unless otherwise required as a result of a change in applicable tax law (including any regulations issued by any taxing authorities, any rulings or similar guidance by any taxing authority) or a determination (within the meaning of section 1313(a) of the Code or similar provision of state or local law). Notwithstanding the foregoing, for all purposes (except for the purpose of this Section 2.01(f)), each Lender shall be treated as having lent the full amount of its pro rata portion of the principal amount of the Loan. In addition, notwithstanding the foregoing, the Intended Tax Treatment of the Loan shall apply only for U.S. federal, state and local income tax purposes.

46
Bakersfield Refinery – Senior Credit Agreement

Section 2.02          [Reserved].

Section 2.03         Funding of the Loan. Subject to the satisfaction or waiver of the conditions set forth in Section ~~4.02~~4.03, each Lender shall, no later than 12:00 Noon, New York City time, on the Funding Date specified in the respective Borrowing Request, make available to the Administrative Agent at the Funding Office an amount in Dollars and in immediately available funds equal to the Loan to be made by such Lender. Administrative Agent shall make available to Borrower the aggregate of the amounts made available to Administrative Agent by the Lenders, in like funds as received by the Administrative Agent.

Section 2.04          Termination and Reduction of the Commitments. At the close of business on the last Business Day of the Availability Period, the Commitments shall automatically and without notice be reduced to zero, and once borrowed or repaid, the Loan may not be reborrowed.

Section 2.05          Repayment of Loan; Evidence of Debt.

(a)           Promise to Repay at Maturity. Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the Lenders, the unpaid principal amount of the Loan then outstanding on the Maturity Date.

(b)           Evidence of Debt.

(i)            Each Lender may maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of Borrower to such Lender resulting from the Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. In the case of a Lender that does not request execution and delivery of a Note evidencing the Loan made by such Lender to Borrower, such account or accounts shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be conclusive and binding on Borrower absent manifest error; provided that the failure of any Lender to maintain such account or accounts or any error in any such account shall not limit or otherwise affect any obligations of Borrower.

47
Bakersfield Refinery – Senior Credit Agreement

(ii)           Borrower agrees that, upon the request to the Administrative Agent by any Lender, Borrower will execute and deliver to such Lender, as applicable, a promissory note (a “Note”) substantially in the form of Exhibit B payable to such Lender in an amount equal to such Lender’s Loan evidencing the Loan made by such Lender. Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender’s Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal amount of, and the interest rate applicable to the Loan evidenced thereby. Such notations shall, to the extent not inconsistent with any Borrowing Request (or, in the absence of which, the notations made by the Administrative Agent in the Register), be conclusive and binding on Borrower absent manifest error; provided that the failure of any Lender to make any such notations or any error in any such notations shall not limit or otherwise affect any obligations of Borrower. A Note and the obligation evidenced thereby may be assigned or otherwise transferred in whole or in part only in accordance with Section 10.04(b).

Section 2.06           Prepayment of the Loan.

(a)            Optional Prepayments. Borrower shall have the right at any time and from time to time, upon at least ten (10) Business Days’ prior written notice to the Administrative Agent stating the prepayment date and aggregate principal amount of the prepayment, to prepay any Loan in whole or in part, subject to the requirements of this Section 2.06. Each prepayment pursuant to this Section 2.06(a) shall be accompanied by the Prepayment Premium (if any) with respect to the principal amount of the Loan being prepaid. Each partial prepayment of any Loan under this Section 2.06(a) shall be in an aggregate amount at least equal to $1,000,000 and an integral multiple of $500,000 in excess thereof (or such lesser amount as may be necessary to prepay the aggregate principal amount then outstanding with respect to such Loan). No prepayment under Section 2.06(b) shall constitute a voluntary prepayment under this Section 2.06(a).

(b)           Mandatory Prepayments and Offers to Prepay.

(i)            Material Project Document. If any Loan Party receives any termination payments, liquidated damages or other similar payments under the Material Project Documents or the SPA (in each case, other than delay liquidated damages or other damages or payments of the type meant to substitute, replace or compensate the applicable Loan Party for lost or otherwise forgone revenue) (“Extraordinary MPD Proceeds”), then the Loan Parties shall, within five (5) Business Days of the receipt of the Net Available Amount of such Extraordinary MPD Proceeds, offer to prepay the Loan with an amount equal to 100% of the Net Available Amount of such Extraordinary MPD Proceeds, pursuant to a written notice sent to the Administrative Agent and the Lenders describing in reasonable detail the event giving rise to the obligation under this Section 2.06(b)(i) to make such offer (each such offer to prepay referred to in this clause 2.06(b)(i), a “Material Project Documents Prepayment Offer”); provided that, such Net Available Amount of the Extraordinary MPD Proceeds shall be excluded from the prepayment requirements of this clause if (A) within five (5) Business Days following receipt of the Net Available Amount of Extraordinary MPD Proceeds, Borrower submits a Reinvestment Notice to Administrative Agent, (B) within fifteen (15) Business Days following the receipt of such Reinvestment Notice, the Administrative Agent, acting at the reasonable direction of the Required Lenders, approves in writing the transaction(s) described in such Reinvestment Notice in accordance Section 5.29(f)(ii)(A) and (C) within one hundred eighty (180) days from the date of receipt of such Net Available Amount of Extraordinary MPD Proceeds, such Net Available Amount are applied (or committed to be applied) to  the transaction(s) described in such Reinvestment Notice; provided further, that the amount of such Net Available Amount (i) not so used or committed after one hundred eighty (180) days or (ii) in respect of which the Administrative Agent, acting at the reasonable direction of the Required Lenders, does not approve the transaction(s) described in the proposed Reinvestment Notice submitted by Borrower shall be, in each case, applied to a mandatory prepayment of the Loan pursuant to this clause (i).

48
Bakersfield Refinery – Senior Credit Agreement

(ii)           Event of Loss. With respect to any Event of Loss, if the proceeds received by the Loan Parties in respect of such Event of Loss shall be in excess of $1,000,000 per individual Event of Loss or $2,000,000 in the aggregate per annum across all Events of Loss, in any such case, are not applied to the Restoration of the related Affected Property as permitted by, and as expended in accordance with, this Agreement and the Reinvestment Plan approved by the Administrative Agent in accordance Section 5.29(f)(ii)(A), then the Loan Parties shall, within five (5) Business Days of the receipt of such proceeds, offer to prepay the Loan with an amount equal to 100% of the Net Available Amount of such proceeds, pursuant to a written notice sent to the Administrative Agent and the Lenders describing in reasonable detail the event giving rise to the obligation under this Section 2.06(b)(ii) to make such offer (each such offer to prepay referred to in this clause 2.06(b)(ii), a “Event of Loss Prepayment Offer”).

(iii)          Disposition of Assets. Without limiting the obligation of Borrower to obtain the consent of the Administrative Agent to any sale, transfer or other disposition of any assets or property (herein, the “Disposition”) not otherwise permitted hereunder, in the event that the Net Available Amount of the proceeds of any Disposition of Borrower shall exceed $1,000,000 per individual Disposition or $2,000,000 in the aggregate per annum in the aggregate per annum for all such Dispositions, ~~then~~the Borrower shall, within five (5) Business Days of the receipt of such proceeds, offer to prepay the Loan ratably in an amount equal to 100% of the Net Available Amount of such proceeds on the Quarterly Date immediately following receipt by Borrower of the relevant proceeds; provided that~~,~~ such Net Available Amount of the Disposition shall be excluded from the prepayment requirements of this clause if (A) Borrower submits a Reinvestment Notice to Administrative Agent and the Lenders in accordance with Section 5.29(f)(i)(C)(I), (B) the Administrative Agent, acting at the direction of the Required Lenders, approves the proposed Reinvestment Plan in accordance with Section 5.29(f)(ii)(A) and (C) within one hundred eighty (180) days from the date of receipt of such Net Available Amount of the Disposition, such Net Available Amount are applied (or committed to be applied) to such acquisition; provided further, that the amount of such Net Available Amount (i) not so used or committed after one hundred eighty (180) days or (ii) in respect of which the Administrative Agent, acting at the direction of the Required Lenders, does not approve the acquisition(s) described in the proposed Reinvestment Notice submitted by Borrower shall be, in each case, applied to a mandatory prepayment of the Loan pursuant to this clause (iii). Any such offer to prepay shall be made pursuant to a written notice sent to the Administrative Agent and the Lenders describing in reasonable detail the event giving rise to the obligation under this Section 2.06(b)(iii) to make such offer (each such offer to prepay referred to in this clause 2.06(b)(iii), a “Disposition Proceeds Prepayment Offer”).

49
Bakersfield Refinery – Senior Credit Agreement

(iv)          Incurrence of Debt. If any Loan Party issues or incurs any Indebtedness (other than Permitted Indebtedness), then Borrower shall, within one (1) Business Day of the receipt of the proceeds therefrom, offer to prepay the Loan with an amount equal to 100% of the Net Available Amount of such proceeds, pursuant to a written notice sent to the Administrative Agent and the Lenders describing in reasonable detail the event giving rise to the obligation under this Section 2.06(b)(iv) to make such offer (each such offer to prepay referred to in this clause 2.06(b)(iv), a “Debt Prepayment Offer”).

(v)           Excess Cash Flow Sweep. Beginning with the Quarterly Date occurring after the Term Conversion Date and each Quarterly Date thereafter, Borrower shall ~~offer to~~ prepay the Loans of each Lender in an amount equal to such Lender’s pro rata share of the ECF Sweep Amount within three (3) Business Days of each such Quarterly Date, accompanied by payment of all accrued interest on the amount prepaid and a calculation as to the ECF Sweep Amount (which calculation shall be in form and substance reasonably satisfactory to the Administrative Agent) ~~(each such offer to prepay referred to in this clause (b)(v), an “ECF Prepayment Offer”)~~.

(c)          Terms of All Prepayments.

(i)            All partial prepayments of the Loans shall be applied on a pro rata basis to the Loan of all Lenders~~, provided that such pro rata allocation shall, in the case of Section 2.06(b)(v), only occur in respect of the Lenders who have accepted their respective applicable ECF Prepayment Offers~~.

(ii)           Each prepayment of Loans shall be accompanied by payment of all accrued interest on the amount prepaid, the Prepayment Premium (other than in the case of Sections 2.06(b)(i), 2.06(b)(ii) and 2.06(b)(v) above) and any additional amounts required pursuant to Section 2.11.

(iii)          No later than ten (10) Business Days after receiving a Material Project Documents Prepayment Offer, an Event of Loss Prepayment Offer, a Disposition Proceeds Prepayment Offer~~,~~ or a Debt Prepayment ~~Offer or an ECF Prepayment~~ Offer (the expiration of such ten (10) Business Day-period, the “Prepayment Offer Deadline”), each Lender shall advise Borrower in writing whether it has elected to accept such prepayment offer, which it shall determine in its sole discretion; provided that any Lender which shall fail to so advise Borrower by the Prepayment Offer Deadline shall have been deemed to have accepted such prepayment offer. Each of the Lenders shall have the right, but not the obligation, to accept or reject its pro rata portion of the prepayment offer by Borrower. Borrower shall have no obligation to prepay any amounts in respect of any declining Lender’s pro rata portion of the prepayment offer. In connection with any prepayment pursuant to Section 2.06(b)(i), (ii), (iii) and/or (iv), the amount of the Loan prepaid shall be calculated so that the total amount of Loans prepaid, the accrued but unpaid interest on such Loans and any Prepayment Premium applicable to such prepayment of Loans shall be no more than the Net Available Amount.

50
Bakersfield Refinery – Senior Credit Agreement

(iv)          It is understood and agreed that if the Obligations are accelerated or otherwise become due prior to their maturity date, in each case, in respect of any Event of Default (including, but not limited to, upon the occurrence of a bankruptcy or insolvency event (including the acceleration of claims by operation of law)), the Prepayment Premium that would have applied if, at the time of such acceleration, Borrower had prepaid, refinanced, substituted or replaced any or all of the Loan as contemplated in Section 2.06(a) (any such event, a “Prepayment Premium Event”), will also be due and payable without any further action (including any notice requirements otherwise applicable to Prepayment Premium Events, if any) as though a Prepayment Premium Event had occurred and such Prepayment Premium shall constitute part of the Obligations, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of each Lender’s lost profits as a result thereof. Any Prepayment Premium payable above shall be presumed to be the liquidated damages sustained by each Lender as the result of the early termination and Borrower agrees that it is reasonable under the circumstances currently existing. The Prepayment Premium shall also be payable in the event the Obligations (and/or this Agreement) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other means. EACH LOAN PARTY EXPRESSLY WAIVES (TO THE FULLEST EXTENT IT MAY LAWFULLY DO SO) (ON BEHALF OF ITSELF AND THE OTHER LOAN PARTIES) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS, OR MAY PROHIBIT, THE COLLECTION OF THE FOREGOING PREPAYMENT PREMIUM IN CONNECTION WITH ANY SUCH ACCELERATION. Each Loan Party expressly agrees (to the fullest extent that each may lawfully do so) that: (A) the Prepayment Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) the Prepayment Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between Lenders and the Loan Parties giving specific consideration in this transaction for such agreement to pay the Prepayment Premium; and (D) the Loan Parties shall be estopped hereafter from claiming differently than as agreed to in this Section 2.06(c)(iv). Each Loan Party expressly acknowledges that its agreement to pay the Prepayment Premium to Lenders as herein described is a material inducement to Lenders to provide the Commitments and make the Loans contemplated hereby. The Borrower acknowledges, and the parties hereto agree, that each Lender has the right to maintain its investment in the Loans free from repayment by the Borrower (except as herein specifically provided for) and that the provision for payment of a Prepayment Premium by the Borrower, in the event that the Loans are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances. ~~Notwithstanding anything herein to the contrary, no Prepayment Premium shall be payable hereunder or under the Loan Documents using the proceeds of any loans under the HoldCo Credit Agreement which are funded in accordance with the Holdco Lender Backstop Agreement.~~

51
Bakersfield Refinery – Senior Credit Agreement

(v)           Each party hereto acknowledges and agrees that Loans of a particular Lender shall be prepaid pursuant to Section 2.06(a) or Section 2.06(b) (as applicable) in the order in which such Loans were made or acquired by such Lender pursuant to Section 2.01.

Section 2.07          Fees.

(a)            Agent Fees. Borrower agrees to pay to each of the Administrative Agent and the Collateral Agent, for its own account, amounts payable in the amounts and at the times separately agreed upon in the Agent Reimbursement Letter.

(b)           Payment of Fees. All fees that may be payable by any Loan Party to any Lender hereunder from time to time pursuant to a written agreement between such Loan Party and such Lender shall be paid on the dates due, in Dollars and immediately available funds, to the Administrative Agent for distribution to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances absent manifest error.

Section 2.08          Interest.

(a)           Loan. The Loans (including any Accrued Interest) shall bear interest at a rate per annum equal to the Interest Rate on and after the date of borrowing of such Loans.

(b)           Default Interest. If all or a portion of the principal amount of any Loan, interest in respect thereof or any other amount due under the Financing Documents shall not be paid when due (whether at the stated maturity, by acceleration or otherwise) or there shall occur and be continuing any other Event of Default, then, to the extent so elected by the Administrative Agent, acting at the direction of the Required Lenders, after Borrower has been notified in writing by the Administrative Agent, acting at the direction of the Required Lenders (or automatically upon the occurrence of an Event of Default pursuant to Section 7.01(f) hereof), the outstanding principal amount of the Loan (whether or not overdue) (to the extent legally permitted) shall bear interest at a rate per annum equal to the Post-Default Rate, from the date of such nonpayment or occurrence of such Event of Default, respectively, until such amount is paid in full (after as well as before judgment) or until such Event of Default is no longer continuing, respectively.

(c)            Payment of Interest. Subject to Section 2.08(e), accrued interest on each Loan shall be payable in arrears on each Quarterly Date and on the Maturity Date; provided that (i) interest accrued pursuant to Section 2.08(b) shall be payable on demand and (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment.

(d)           Computation. All interest hereunder shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The computation of interest shall be determined by the Administrative Agent and such determination shall be conclusive absent manifest error.

52
Bakersfield Refinery – Senior Credit Agreement

(e)            Payment in Kind. ~~For~~On each ~~of the first seven (7)~~ Quarterly ~~Dates following~~Date from the Closing Date to the earlier of (i) September 30, 2022 and (ii) Final Completion Date, Borrower may pay up to ~~2.50~~3.50% per annum of the Interest Rate in kind (in lieu of payment in cash) ~~on~~, in each ~~applicable Quarterly Date (provided that, for the seventh (7th) Quarterly Date, Borrower may pay up to 1.67% per annum of the Interest Rate in kind (in lieu of payment in cash))~~case, by written election of Borrower to the Administrative Agent at least ten (10) Business Days prior to such Quarterly Date. The aggregate outstanding principal amount of the Loans shall be automatically increased on each such Quarterly Date by the amount of such interest paid in kind. For the avoidance of doubt, any portion of the Interest Rate not paid in kind shall be paid in cash.

(f)            Miscellaneous. For the avoidance of doubt, (i) on each Quarterly Date prior to the Maturity Date, any interest on the Loan then due and payable shall be paid, either in cash or in kind, in accordance with this Agreement and (ii) on the Maturity Date, any interest on the Loan then due and payable shall be paid entirely in cash in accordance with this Agreement. All amounts of interest added to the principal of the Loans pursuant to Section 2.08(e) shall bear interest as provided herein, be payable as provided in Section 2.05 and shall be due and payable on the Maturity Date. The Administrative Agent’s determination of the principal amount of the Loan outstanding at any time shall be conclusive and binding, absent manifest error.

Section 2.09          Increased Costs.

(a)           Increased Costs Generally. If any Change in Law shall:

(i)            impose, modify or deem applicable any reserve, special deposit or similar requirement (including any such requirement imposed by the Board under Regulation D or otherwise) against assets of, deposits with or for account of, or credit extended by, any Lender;

(ii)           subject any Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder to any Taxes (other than Indemnified Taxes or Excluded Taxes) on its loan, loan principal, commitments or other obligations or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii)          impose on any Lender any other condition not otherwise contemplated hereunder affecting this Agreement or the Loan made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan (or of maintaining its obligation to make any such Loan) to Borrower or to increase the cost to such Lender or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

53
Bakersfield Refinery – Senior Credit Agreement

(b)           Capital Requirements. If any Lender reasonably determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loan made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c)            Certificates from Lenders. A certificate of a Lender setting forth calculations in reasonable detail of the amount or amounts necessary to compensate such Lender or its respective holding company, as the case may be, as specified in Section 2.09(a) or Section 2.09(b) shall be delivered to Borrower and shall be conclusive absent manifest error. Borrower shall pay such Lender the amount shown as due on any such certificate within thirty (30) Business Days after receipt thereof.

(d)           Delay in Requests. Promptly after any Lender has determined that it will make a request for increased compensation pursuant to this Section 2.09, such Lender shall notify Borrower thereof. Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that Borrower shall not be required to compensate a Lender pursuant to this Section 2.09 for any increased costs or reductions incurred more than ninety (90) days prior to the date that such Lender notifies Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the ninety (90)-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.10          [Reserved].

Section 2.11           Taxes.

(a)           Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party hereunder or under any other Financing Document shall be made free and clear of and without withholding or deduction for any Taxes; provided that if such Loan Party (or the applicable withholding agent) shall be required by law to withhold or deduct any Taxes from such payments, then (i) to the extent such Taxes are Indemnified Taxes or Other Taxes, the sum payable by such Loan Party shall be increased as necessary so that after making all required withholdings and deductions (including withholdings and deductions applicable to additional sums payable under this Section) the Administrative Agent, the Collateral Agent or the Lender (as the case may be) receives an amount equal to the sum it would have received had no such withholdings or deductions been made, (ii) such Loan Party shall make or shall cause to be made such withholdings and deductions and (iii) such Loan Party shall pay or shall cause to be paid the full amount withheld and deducted to the relevant Governmental Authority in accordance with Applicable Law.

(b)           Payment of Other Taxes by Borrower. Borrower shall timely pay or cause to be paid any Other Taxes to the relevant Governmental Authority in accordance with Applicable Law.

54
Bakersfield Refinery – Senior Credit Agreement

(c)           Indemnification by Borrower. Loan Parties shall jointly and severally indemnify or cause to be indemnified the Administrative Agent, the Collateral Agent and each Lender, within thirty (30) days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section but without duplication of any amounts indemnified under Section 2.11(a)) paid or payable by the Administrative Agent, the Collateral Agent or such Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by the Collateral Agent or a Lender, or by the Administrative Agent on its own behalf or on behalf of the Collateral Agent or a Lender, shall be conclusive absent manifest error.

(d)           Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Loan Party to a Governmental Authority, the relevant Loan Party shall deliver or cause to be delivered to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment satisfactory to the Administrative Agent, acting reasonably.

(e)           Forms. (i) Any of the Administrative Agent, the Collateral Agent or any Lender (including any assignee Lender) that is legally entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which Borrower is located with respect to payments under this Agreement shall deliver to Borrower (with a copy to the Administrative Agent), at the time or times reasonably requested in writing by Borrower, the Collateral Agent or the Administrative Agent, such properly completed and executed documentation prescribed by Applicable Law as will permit such payments to be made without or at a reduced rate of, withholding. In addition, any of the Administrative Agent, the Collateral Agent or any Lender, if reasonably requested in writing by Borrower or the Administrative Agent, shall deliver such other documentation prescribed by law or reasonably requested by Borrower or the Administrative Agent as will enable Borrower or the Administrative Agent to determine whether or not such Lender is subject to any withholding tax. Upon the reasonable written request of Borrower or the Administrative Agent, or if any form or certification previously delivered expires or becomes obsolete or inaccurate, any Lender shall update any such form or certification previously delivered pursuant to this Section 2.11(e)(i). Notwithstanding anything to the contrary in the preceding three sentences, the completion, execution and submission of such documentation shall not be required if in the Lender’s judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense (or, in the case of a Change in Law, any incremental material unreimbursed cost or expense) or would materially prejudice the legal or commercial position of such Lender.

(ii)          Without limiting the generality of the foregoing, in the event that Borrower is a US Person,

(A)          any Lender that is a US Person shall deliver to Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

55
Bakersfield Refinery – Senior Credit Agreement

(B)          any Lender who is not a US Person shall, to the extent it is legally entitled to do so, deliver to Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Lender becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of Borrower or the Administrative Agent), whichever of the following is applicable:

(I)            in the case of a Lender who is not a US Person claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under this Agreement or any Transaction Document, executed copies of IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under this Agreement or any Transaction Document, IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(II)           executed copies of IRS Form W-8ECI;

(III)          in the case of a Lender who is not a US Person claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or W-8BEN-E, as applicable; or

(IV)         to the extent a Lender who is not a US Person is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if such Lender is a partnership and one or more direct or indirect partners of such Lender are claiming the portfolio interest exemption, such Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner.

56
Bakersfield Refinery – Senior Credit Agreement

(f)            If the Administrative Agent, the Collateral Agent or any Lender determines, in its sole discretion exercised in good faith, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by a Loan Party or with respect to which a Loan Party has paid additional amounts pursuant to this Section 2.11, it shall pay over such refund to Borrower, net of all of its out-of-pocket expenses (including Taxes with respect to such refund) and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that Borrower, upon the request of the Administrative Agent, the Collateral Agent or any Lender, as the case may be, agrees to repay as soon as reasonably practicable the amount paid over to Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, the Collateral Agent or any Lender, as the case may be, in the event the Administrative Agent, the Collateral Agent or any Lender, as the case may be, is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.11(f), in no event will the Administrative Agent, the Collateral Agent or any Lender be required to pay any amount to Borrower pursuant to this Section 2.11(f) the payment of which would place the Administrative Agent, the Collateral Agent or the Lender, as the case may be, in a less favorable net after-Tax position than it would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 2.11(f) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(g)           If a payment made to the Administrative Agent, the Collateral Agent or any Lender under this Agreement would be subject to U.S. federal withholding Tax imposed by FATCA if such Administrative Agent, Collateral Agent or Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Administrative Agent, Collateral Agent or Lender shall deliver to Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or the Administrative Agent as may be necessary for Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Person’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause, “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(h)           Survival. Each party’s obligations under this Section 2.11 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Loans and the repayment, satisfaction or discharge of all obligations under any Transaction Documents.

57
Bakersfield Refinery – Senior Credit Agreement

Section 2.12          Payments Generally; Pro Rata Treatment; Sharing of Setoffs.

(a)           Payments by Borrower. Unless otherwise specified, Borrower shall make each payment required to be made by it hereunder, or by way of transfer from Depositary Bank, (whether of principal, interest, fees, or under Section 2.09 or 2.11, or otherwise) or under any other Financing Document (except to the extent otherwise provided therein) prior to 1:00 p.m., New York City time, on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date shall be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. Unless otherwise notified by the Administrative Agent in writing to the Borrower, all such payments shall be made to the Administrative Agent for the benefit of each Agent and Lender at its offices:

(i)           to the extent any such payments are associated with Orion Energy Partners or its Affiliates, at: Orion Energy Partners TP Agent, LLC (payment instructions: Bank Name: JP Morgan, ABA/Routing No.: 021000021, Account Name: Orion Energy Partners TP Agent, LLC, Account No.: 758818558, Reference: BKRF OCB, LLC); and

(ii)           to the extent any such payments are associated with any other Lender, at: Orion Energy Partners TP Agent, LLC (payment instructions: Bank Name: JP Morgan, ABA/Routing No.: 021000021, Account Name: Orion Energy Partners TP Agent, LLC, Account No.: 758867415, Reference: BKRF OCB, LLC),

in each case, except as otherwise expressly provided in the relevant Financing Document and payments pursuant to Sections 2.11, 2.12 and 10.03, which shall be made directly to the Persons entitled thereto, in each case subject to the terms of this Agreement. The Administrative Agent shall distribute any such payments received by it in like funds as received for account of any other Person to the appropriate recipient promptly (and in any case not more than one (1) Business Day) following receipt thereof. Payments to each Lender shall be made to such Lender in accordance with its Administrative Questionnaire. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the immediately preceding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All amounts owing under this Agreement or under any other Financing Document are payable in Dollars.

(b)           Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest, fees and other amounts then due hereunder, such funds shall be applied (i) first, to pay interest, fees and other amounts (except for the amounts required to be paid pursuant to the following clause (ii)) then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest, fees and such other amounts then due to such parties, and (ii) second, to pay principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

(c)            Pro Rata Treatment. Except to the extent otherwise provided herein: (i) the Loan shall be made from the Lenders, and each termination or reduction of the amount of the Commitments under Section 2.04 shall be applied to the respective Commitments of the Lenders, pro rata according to the amounts of their respective applicable Commitments; (ii) except as provided in Section 2.06(c), each payment or prepayment of principal of the Loan by Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Loan held by them being paid or prepaid; and (iii) each payment of interest on the Loan by Borrower shall be made for account of the Lenders (except, in the case of prepayments under Section 2.06(b), for Lenders not receiving a principal repayment thereunder) pro rata in accordance with the amounts of interest on the Loan then due and payable to the respective Lenders.

58
Bakersfield Refinery – Senior Credit Agreement

(d)           Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment or recover any amount in respect of any principal of or interest on any of its Loan resulting in such Lender receiving a greater proportion of the aggregate amount of the Loan and accrued interest thereon then due than the proportion received by any other Lender, then, unless otherwise agreed in writing by the Lenders, the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loan; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this Section 2.12(d) shall not be construed to apply to any payment made by Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loan to any assignee or Participant, other than to Borrower or any Affiliate thereof (as to which the provisions of this Section 2.12(d) shall apply), provided further that no Lender shall be required to purchase a participation from a Lender rejecting its option to receive prepayments under Section 2.06(b) to the extent disproportionality results from the rejecting Lender’s election under Section 2.06(b). Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

(e)           Presumptions of Payment. Unless the Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due to the Administrative Agent for account of the Lenders hereunder that Borrower will not make such payment, the Administrative Agent may assume that Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due to them. In such event, if Borrower has not in fact made such payment within one (1) Business Day after such due date, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(f)            Certain Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Sections 2.03, 2.12(e) or 10.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

59
Bakersfield Refinery – Senior Credit Agreement

Section 2.13          Change of Lending Office. If any Lender requests compensation under Section 2.09, or if Borrower is required to pay any additional amount to any Lender or any Governmental Authority for account of any Lender pursuant to Section 2.11 then such Lender shall (i) file any certificate or document reasonably requested in writing by Borrower and/or (ii) use reasonable efforts to designate a different Lending Office for funding or booking its Loan hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the sole judgment of such Lender exercised in good faith, such designation or assignment (x) would eliminate or reduce amounts payable pursuant to Section 2.09 or 2.11, as the case may be, in the future and (y) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender in any material respect. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

Section 2.14         Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Financing Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Financing Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)           the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)           the effects of any Bail-In Action on any such liability, including, if applicable:

(i)            a reduction in full or in part or cancellation of any such liability;

(ii)           a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Financing Document; or

(iii)          the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

Section 1.01          ~~Tranche B Lender Joinder. Each of the parties hereto expect that, on or prior to the date that Tranche B Loans are first required to be funded hereunder, one or more Persons shall accede to this Agreement as a Tranche B Lender pursuant to one or more Tranche B Lender Joinders delivered pursuant to Section 4.03(h), and each such Person shall thereafter perform, in accordance with the terms of this Agreement and the other Financing Documents, all of its respective obligations which by the terms of the Agreement are required to be performed by it as a Tranche B Lender (including the obligations set forth in this Article II).~~

60
Bakersfield Refinery – Senior Credit Agreement

Article III

REPRESENTATIONS AND WARRANTIES

Each Loan Party represents and warrants to each Agent and the Lenders that ~~(a) as of the Closing Date, (i) with respect to the representations and warranties set forth in Sections 3.01(a), 3.01(b), 3.02, 3.03, 3.06(a), 3.07 (other than with respect to the Project and the Site), 3.08 (other than with respect to the Project), 3.11, 3.12, 3.13, 3.15, 3.16(b), 3.17, 3.19 (other than with respect to Project Company), 3.21, 3.22 (other than with respect to Project Company), 3.23, 3.24, 3.25, 3.26 and 3.27 only and (ii) solely with respect to Borrower and Holdings, and (b)~~ as of any Funding Date, the Term Conversion Date and on any other date that the representations specified in this Article III are required to be made, with respect to all representations and warranties set forth in this Article III ~~(other than (x) in respect of any Funding Date other than the Tranche A Funding Date, Sections 3.06(a) and 3.12 and (y) Section 3.22(b) and 3.23)~~, and with respect to all Loan Parties:

Section 3.01          Due Organization, Etc.

(a)           Each Loan Party is a limited liability company or corporation, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each Loan Party has all requisite limited liability company, corporate or other organizational power and authority to own or lease and operate its assets and to carry on its business as now conducted and as proposed to be conducted and, except for the CA Foreign Qualification, each Loan Party is duly qualified to do business and is in good standing in each jurisdiction where necessary in light of its business as now conducted and as proposed to be conducted (including performance of each Material Project Document to which it is party), except where the failure to so qualify could not reasonably be expected to be material and adverse to the Loan Parties or the Lenders. Except for the CA Foreign Qualification, no filing, recording, publishing or other act by a Loan Party that has not been made or done is necessary in connection with the existence or good standing of such Loan Party.

(b)           Holdings is the sole member of Borrower, and all Capital Stock in Borrower is beneficially owned and controlled by Holdings free and clear of all Liens other than Permitted Liens.

(c)           Borrower is the sole member of Project Company, and all Capital Stock in Project Company is beneficially owned and controlled by Borrower free and clear of all Liens other than Permitted Liens.

Section 3.02        Authorization, Etc. Each Loan Party has full corporate, limited liability company or other organizational powers, authority and legal right to enter into, deliver and perform its respective obligations under each of the Transaction Documents to which it is a party and to consummate each of the transactions contemplated herein and therein, and has taken all necessary corporate, limited liability company or other organizational action to authorize the execution, delivery and performance by it of each of the Transaction Documents to which it is a party. Each of the Transaction Documents to which any Loan Party is a party has been duly executed and delivered by such Loan Party and is in full force and effect and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited (i) by Bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) by implied covenants of good faith and fair dealing.

61
Bakersfield Refinery – Senior Credit Agreement

Section 3.03        No Conflict. The execution, delivery and performance by each Loan Party of each of the Transaction Documents to which it is a party and all other documents and instruments to be executed and delivered hereunder by it, as well as the consummation of the transactions contemplated herein and therein, do not and will not (i) conflict with the Organizational Documents of such Loan Party, (ii) conflict with or result in a breach of, or constitute a default under, any indenture, loan agreement, mortgage, deed of trust or other instrument or agreement to which such Loan Party is a party or by which it is bound or to which such Loan Party’s property or assets are subject (other than any Material Project Document to which such Loan Party is a party), except where such contravention or breach could not reasonably be expected to be material and adverse to the Loan Parties or Lenders, (iii) conflict with or result in a breach of, or constitute a default under, any Material Project Document to which such Loan Party is a party, (iv) conflict with or result in a breach of, or constitute a default under, in any material respect, any Applicable Law, except where such contravention or breach could not reasonably be expected to have a Material Adverse Effect, or (v) with respect to each Loan Party, result in the creation or imposition of any Lien (other than a Permitted Lien) upon any of such Loan Party’s property or the Collateral.

Section 3.04        Approvals, Etc.

(a)        Part I and Part II of Schedule 3.04 sets forth all Authorizations required by any Governmental Authority under any Applicable Law, in each case that are necessary for the Project’s development, construction, operation, and ownership (other than (x) those Authorizations that are immaterial to the Project and are ministerial in nature and can reasonably be expected to be obtained in due course, without materially adverse conditions or requirements, on or before the date required and (y) those Authorizations which are required to be obtained due to a change in law arising after the Closing Date). Each Authorizations listed in Part I of Schedule 3.04 has been issued to or made by the Borrower or the Project Company, as applicable, is in full force and effect and is not subject to any current legal proceeding (including administrative or judicial appeal, permit renewals or modification) or, to the Loan Parties’ knowledge, to any unsatisfied condition (required to be satisfied as of date this representation and warranty is made) that would reasonably be expected to have a Material Adverse Effect, and, except as set forth on Schedule 3.04, all statutorily prescribed appeal periods with respect to the issuance of such Authorizations have expired. The Loan Parties are in compliance with all Authorizations except such non-compliance as would not reasonably be expected to have a Material Adverse Effect.

(b)       As of the Closing Date and until the date on which such Authorization is obtained, each Authorization listed in Part II of Schedule 3.04 has not yet been obtained and, to the knowledge of the Loan Parties, there exists no impediment that could reasonably be expected to prevent such Authorizations from being obtained in due course, without materially adverse conditions or requirements and prior to the time the same is required to be obtained.

62
Bakersfield Refinery – Senior Credit Agreement

Section 3.05        Financial Statements; No Material Adverse Effect.

(a)           [Reserved].

(b)           [Reserved].

~~(a)           Each Loan Party has heretofore furnished to the Lenders the financial statements specified in Section 4.02(c). The financial statements furnished to the Lenders pursuant to Section 4.02(c)(i) and, to the knowledge of Borrower, the financial statements furnished to the Lenders pursuant to Section 4.02(c)(ii) present fairly in all material respects the financial condition, results of operations and cash flows of such Loan Party as of such dates and for such periods. Such balance sheets and the notes thereto disclose all material liabilities (contingent or otherwise) of such Loan Party as of the dates thereof to the extent required by GAAP. Such financial statements were prepared in accordance with GAAP.~~

~~(a)            With respect to the balance sheet delivered pursuant to Section 4.02(c)(i), such balance sheet has been prepared giving effect (as if such events had occurred on such date) to (a) the Tranche A Loans and the use of proceeds thereof and (b) the payment of fees and expenses in connection with the foregoing. To the knowledge and best estimate of Borrower, the such balance sheet has been prepared based on the best information available to Borrower as of the date of delivery thereof, and presents fairly in all material respects the estimated financial position of Borrower on a pro forma basis as at the Tranche A Funding Date, assuming that the events specified in the preceding sentence had actually occurred at such date.~~

~~(a)~~(c)      Since the ~~SPA Execution~~Eighth Amendment Effective Date, no event, change or condition has occurred that has caused, or could be reasonably expected to cause, a Material Adverse Effect.

Section 3.06        Litigation. Except as set forth on Schedule 3.06,

(a)           There is no pending or, to the knowledge of any Authorized Representative of any Loan Party, threatened (in writing) litigation, investigation, action or proceeding of or before any court, arbitrator or Governmental Authority (in the case of any of the foregoing not involving the Loan Parties, to the knowledge of any Authorized Representative of any Loan Party) (i) seeking to restrain or prohibit the consummation of the transactions contemplated by the Transaction Documents, (ii) purporting to affect the legality, validity or enforceability of any of the Transaction Documents or (iii) that affects the Project or any material part of the Site; and

(b)           As of any date on which the representation and warranty set forth in this Section 3.06(b) is made, there is no pending or, to the knowledge of any Authorized Representative of any Loan Party, threatened (in writing) litigation, investigation, action or proceeding of or before any court, arbitrator or Governmental Authority (in the case of any of the foregoing not involving the Loan Parties, to the knowledge of any Authorized Representative of any Loan Party) (i) seeking to restrain or prohibit the consummation of the transactions contemplated by the Transaction Documents, (ii) purporting to affect the legality, validity or enforceability of any of the Transaction Documents or (iii) that affects the Project or any material part of the Site, which in any such case (either individually or in the aggregate) under the foregoing clauses (i) through (iii) could reasonably be expected to have a Material Adverse Effect.

63
Bakersfield Refinery – Senior Credit Agreement

Section 3.07        Authorizations; Environmental Matters. Except as set forth on Schedule 3.07:

(a)           each Loan Party and the Project is now and has been in compliance with all applicable Environmental Laws, except as would not be reasonably expected to have a Material Adverse Effect;

(b)          each Loan Party or the Project, as applicable, (i) holds or has applied for all material Authorizations (which are set forth in Part I of Schedule 3.04 and each of which is in full force and effect) required for any of its current operations or for any property owned, leased or otherwise operated by it; and (ii) is and has been in compliance with all Authorizations required under Applicable Laws, except as would not be reasonably expected to have a Material Adverse Effect;

(c)           there are no past, pending or, to the knowledge of an Authorized Representative of any Loan Party, threatened, Environmental Claims asserted against any Loan Party or the Project, including any consent decrees, orders, settlements or other agreements relating to compliance or liability with Environmental Laws, except as would not be reasonably expected to have a Material Adverse Effect;

(d)           there has been no Release or threat of Release of Hazardous Materials at, on, from or under the Site or any other real property currently or formerly owned, leased or operated by any Loan Party, except in each case in compliance with Environmental Laws, except as would not be reasonably expected to have a Material Adverse Effect;

(e)           there have been no material environmental investigations, studies, audits, reviews or other analyses conducted by any Loan Party in relation to the Project which disclose any potential basis for Environmental Claims, except as would not be reasonably expected to have a Material Adverse Effect; and

(f)            each Loan Party has made available copies of all significant reports, correspondence and other documents in its possession, custody or control regarding compliance by any of the Loan Parties, or potential liability of any of the Loan Parties under Environmental Laws or Authorizations required under Environmental Laws, except as would not be reasonably expected to have a Material Adverse Effect.

This Section 3.07 sets forth the only representations and warranties of the Loan Parties related to any Environmental Claims or any other environmental matters.

Section 3.08        Compliance with Laws and Obligations. Subject to Section 3.07, each Loan Party and the Project, are in compliance with all Applicable Laws applicable to the Loan Parties and the Project, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

64
Bakersfield Refinery – Senior Credit Agreement

Section 3.09        Material Project Documents. The copies of each of the Material Project Documents, and any amendments thereto provided or to be provided by any Loan Party to the Administrative Agent are, or when delivered will be, correct and complete copies of such agreements and documents. Except as has been previously disclosed in writing to Administrative Agent, none of the Material Project Documents has been further amended, modified or terminated~~. No~~ in any material manner. Except to the extent that could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate, no termination event has occurred under any Material Project Document, each Material Project Document is in full force and effect, there are no unsatisfied conditions precedent to a Material Project Counterparty’s obligations or to full performance of a Material Project Counterparty under any Material Project Document, and no Loan Party has received any default, expiration, breach or termination notice pursuant to any Material Project Document. Each Loan Party is in compliance ~~in all material respects~~ with all of the terms of the Material Project Documents to which it is a party, other than any non-compliance which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. To the knowledge of any Authorized Representative of any Loan Party, no Material Project Counterparty is in default of any of its obligations under any Material Project Document other than defaults which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Section 3.10        Licenses.

(a)           Each Loan Party owns, or is licensed to use, all patents, trademarks, permits, proprietary information and knowledge, technology, copyrights, licenses, franchises and formulas, or rights with respect thereto and all other intellectual property, necessary for its business and that are material to the performance by it of its obligations under the Transaction Documents to which it is a party, in each case, as to which the failure of such Loan Party to so own or be licensed could reasonably be expected to have a Material Adverse Effect, and the use thereof by such Loan Party does not infringe in any material respect upon the rights of any other Person.

(b)           Each Loan Party has obtained all necessary licenses, easements and access rights required for the Project the absence of any of which could reasonably be expected to have a Material Adverse Effect as set forth on Schedule 3.10.

Section 3.11        Taxes. Except as specified on Schedule 3.11:

(a)           each Loan Party has timely filed or caused to be filed all material tax returns and reports required to have been filed by it and has paid or has caused to be paid all material taxes required to have been paid by it (whether or not shown as due on any tax returns), other than taxes that are being contested in accordance with the Permitted Contest Conditions;

65
Bakersfield Refinery – Senior Credit Agreement

(b)          each Loan Party is properly treated as a disregarded entity or a partnership for U.S. federal income tax purposes and has not filed an election pursuant to Treasury Regulation Section 301.7701- 3(c) to be treated as an association taxable as a corporation; and

(c)           No Property held by any Loan Party is the subject of any temporary tax abatement or any other temporary tax reduction.

Section 3.12        Full Disclosure; Projections.

(a)          None of the written reports, financial statements, certificates or other written information (other than Projections and information of a general economic or industry nature) furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation and execution of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished), taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make such statements therein, in the light of the circumstances under which they were made, not materially misleading~~; provided, that with respect to the financial information provided pursuant to Section 4.02(c)(ii), the representation and warranty set forth in this Section 3.12(a) is solely given to the knowledge of Borrower~~.

(b)     Each Loan Party’s sole representation with respect to information consisting of statements, estimates, forecasts and projections regarding the Loan Parties and the future performance of the Project or other expressions of view as to future circumstances (including the Financial Model, the Operating Budget, the Construction Budget, the Construction Schedule, and estimates, budgets, forecasts, financial information and “forward-looking statements” that have been made available to any Secured Party by or on behalf of any Loan Party or any of its representatives or Affiliates (collectively, “Projections”)), shall be that such Projections have been prepared in good faith based upon assumptions believed to be reasonable at the time of preparation thereof and are consistent in all material respects with the Financing Documents and the Project Documents as of the time of preparation thereof; provided that it is understood and acknowledged that such Projections are based upon a number of estimates and assumptions and are subject to business, economic and competitive uncertainties and contingencies, that actual results during the period or periods covered by any such Projections may differ from the projected results and such differences may be material and that, accordingly, no assurances are given and no representations, warranties or covenants are made that any of the assumptions are correct, that such Projections will be achieved or that the forward-looking statements expressed in such Projections will correspond to actual results.

Section 3.13        Senior Obligations. Each Loan Party’s obligations under the Financing Documents are the direct and unconditional general obligations of such Loan Party and~~, on and after the Tranche A Funding Date,~~ rank senior or pari passu in priority of payment and in all other respects with all other present or future unsecured and secured Indebtedness of such Loan Party other than any Indebtedness permitted under Section 6.02 that has priority as a matter of law or contract.

Section 3.14        Solvency. Each Loan Party is Solvent.

66
Bakersfield Refinery – Senior Credit Agreement

Section 3.15        Regulatory Restrictions on the Loan. No Loan Party is an “investment company” within the meaning of the Investment Company Act of 1940 of the United States (including the rules and regulations thereunder), as amended.

Section 3.16        Title; Security Documents.

(a)           Project Company owns and has good, legal and marketable title to the Real Property. Each Loan Party owns all material properties and assets (other than the Real Property), in each case purported to be covered by the Security Documents to which it is party free and clear of all Liens other than Permitted Liens.

(b)           The provisions of the Security Documents to which any Loan Party is a party that have been delivered on or prior to the date this representation is made are (and each other Security Document to which any Loan Party will be a party when delivered thereafter will be), effective to create, in favor of the Collateral Agent for the benefit of the Secured Parties, a legal, valid and enforceable first-priority Lien on and security interest in all of the Collateral purported to be covered thereby (subject to Permitted Liens), and all necessary recordings and filings have been (or, in the case of such other Security Documents, will be) made in all necessary public offices, and all other necessary and appropriate action has been (or, in the case of such other Security Documents, will be) taken, so that the security interest created by each Security Document is a first-priority perfected Lien on and security interest in all right, title and interest of such Loan Party in the Collateral purported to be covered thereby, prior and superior to all other Liens other than Permitted Liens and all necessary and appropriate consents to the creation, perfection and enforcement of such Liens have been (or, in the case of such other Security Documents, will be) obtained from each Material Project Counterparty in accordance with this Agreement.

Section 3.17        ERISA.

(a)           No ERISA Event has occurred or is reasonably expected to occur which has or could reasonably be expected to have a Material Adverse Effect. Each Pension Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Pension Plan has occurred resulting in any liability that has remained underfunded and no Lien against any Loan Party or any of its ERISA Affiliates in favor of the PBGC or a Pension Plan has arisen during the five-year period prior to the date hereof. None of the Loan Parties or any of its ERISA Affiliates has incurred any liability in an amount which has or could reasonably be expected to have a Material Adverse Effect on account of a complete or partial withdrawal from a Multiemployer Plan.

(b)          None of the Loan Party has incurred any obligation which has or could reasonably be expected to have a Material Adverse Effect on account of the termination or withdrawal from any Foreign Plan.

Section 3.18        Insurance. Except as set forth in Schedule 3.18, all insurance policies required to be obtained by the Loan Parties pursuant to Section 5.06 and under any Material Project Document, if any, have been obtained and are in full force and effect as required under Section 5.06 and all premiums then due and payable thereon have been paid in full. No Loan Parties has received any notice from any insurer that any insurance policy has ceased to be in full force and effect or claiming that the insurer’s liability under any such insurance policy can be reduced or avoided.

67
Bakersfield Refinery – Senior Credit Agreement

Section 3.19        Single-Purpose Entity.

(a)           Each of Holdings and Borrower is a single purpose entity created for purposes of the Project (including the transactions contemplated hereby and by the SPA) and the performance of its obligations under the Transaction Documents to which it is a party and, in each case, activities related thereto or incident thereto, and has not engaged in any business other than the Project and the performance of its obligations under the Transaction Documents to which it is a party and, in each case, activities related thereto, and neither Holdings nor Borrower has any obligations or liabilities other than those arising out of or relating to the conduct of such business or activities related or incidental thereto.

(b)           None of Holdings, Borrower nor, since the Acquisition, Project Company has (i) commingled its assets with any other Loan Party or any other Person, (ii) used its assets to pay the obligations of any other Loan Party or any other Person (other than to the extent permitted under this Agreement) or (iii) held itself out to third parties as anything other than an entity legally separate from each other Loan Party and any other Person.

Section 3.20        Use of Proceeds. The proceeds the Loan have been used solely in accordance with, and solely for the purposes contemplated by, Section 5.13. No part of the proceeds of any Loan and other extensions of credit hereunder will be used, either directly or indirectly, by any Loan Party to purchase or carry any Margin Stock (as defined in Regulation U) or to extend credit to others for the purpose of purchasing or carrying any Margin Stock or for any purpose that entails a violation of any of the regulations of the Board.

Section 3.21        Membership Interests and Related Matters.

(a)           Other than set forth on Schedule 3.21(a), as of the Closing Date, no Loan Party has any Subsidiaries and no Loan Party owns any equity interest in, or otherwise Control any Voting Stock of or have any ownership interest in, any Person.

(b)          All of the membership interests in each Loan Party have been duly authorized and validly issued in accordance with its Organizational Documents, are fully paid and non-assessable and free and clear of all Liens other than Permitted Liens. Other than as set forth on Schedule 3.21(b), no Loan Party has outstanding any securities convertible into or exchangeable for any of its membership interests in or any rights to subscribe for or to purchase, or any warrants or options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to any such membership interests (except as expressly provided for or permitted herein or in the Security Documents).

68
Bakersfield Refinery – Senior Credit Agreement

(c)           There are no agreements or understandings (other than the Financing Documents, any Permitted Working Capital Facility and Borrower’s Organizational Documents and with respect to clause (ii) below, Holdings Organizational Documents and that certain Call Option Agreement described on Schedule 1.01(b)) (i) to which Borrower is a party with respect to the voting, sale or transfer of any shares of Capital Stock of Borrower or restricting the transfer or hypothecation of any such shares or (ii) with respect to the voting, sale or transfer of any shares of Capital Stock of Borrower or restricting the transfer or hypothecation of any such shares.

Section 3.22        Permitted Indebtedness; Investments.

(a)           No Loan Party has created, incurred, assumed or suffered to exist any Indebtedness, other than Permitted Indebtedness.

(b)          As of the Closing Date, all Indebtedness of the Loan Parties incurred pursuant to Section 6.02(b) is listed on Schedule 3.22(b).

(c)          None of the Loan Parties (other than Project Company solely with respect to the period prior to the Acquisition) has made any advance, loan or extension of credit to, or made any acquisition or Investment (whether by way of transfers of property, contributions to capital, acquisitions of stock, securities, evidences of Indebtedness or otherwise) in, or purchase of any stock, bonds, notes, debentures or other securities of, any other Person, other than (i) Borrower’s acquisition of Project Company pursuant to the SPA, (ii) as permitted under Section 6.04 and (iii) extensions of credit expressly contemplated by the Project Documents.

Section 3.23        Agreements with Affiliates. As of the ~~Closing~~Eighth Amendment Effective Date, Schedule 3.23 sets forth any and all agreements, transactions or series of related transactions among, on one hand, one or more Loan Parties, and on the other hand, one or more Affiliates of a Loan Party (other than the Loan Parties).

Section 3.24       No Bank Accounts. No Loan Party maintains, or has caused the Depositary Bank or any other Person to maintain, any accounts other than the Collateral Accounts, any Permitted Working Capital Facility Account and any other account permitted under the Financing Documents.

Section 3.25       No Default or Event of Default. ~~No~~After giving effect to the Eighth Amendment and the Fifth Waiver, no Default or Event of Default has occurred and is continuing.

Section 3.26        Foreign Assets Control Regulations.

(a)          None of the Loan Parties, and none of their respective officers or directors, or, to any of the Loan Parties’ knowledge, their respective Affiliates or agents (i) is a Sanctioned Person; or (ii) engages in any dealings or transactions in or with a Sanctioned Country or that are otherwise prohibited by Sanctions.

(b)          Each of the Loan Parties has implemented and currently maintains policies and procedures to ensure compliance with Sanctions, Anti-Corruption Laws, and Anti-Money Laundering Laws.

(c)          Each of the Loan Parties and their respective officers, directors, employees and, to the Loan Parties’ knowledge, agents are in compliance with Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions.

69
Bakersfield Refinery – Senior Credit Agreement

(d)          No part of the proceeds of the Loans will be used, directly or indirectly (i) in violation of the FCPA, Anti-Money Laundering Laws or Sanctions or (ii) to offer or make payments or to take any other action that would constitute a violation, or implicate any Lender, Administrative Agent, Collateral Agent or their respective Affiliates in a violation, of Anti-Corruption Laws or applicable Sanctions.

(e)           Each of the Loan Parties has disclosed all facts known to it regarding (a) all claims, damages, liabilities, obligations, losses, penalties, actions, judgment, and/or allegations of any kind or nature that are asserted against, paid or payable by such Person, any of its Affiliates or any of its representatives in connection with non-compliance with Anti-Corruption Laws, Sanctions or Anti-Money Laundering Laws by such Person, and (b) any investigations involving possible non-compliance with Anti-Corruption Laws, Sanctions or Anti-Money Laundering Laws by such Person or such Affiliate or such representative. No proceeding by or before any Governmental Authority involving any Loan Party with respect to Anti-Corruption Laws, Sanctions or Anti-Money Laundering Laws is pending or, to the knowledge of the Loan Parties, threatened.

Notwithstanding anything to the contrary in this Section 3.26, the representation set forth in this Section 3.26 shall be given with respect to Project Company only for the period after the Acquisition.

Section 3.27        Commercial Activity; Absence of Immunity. The Loan Parties are subject to civil and commercial law with respect to their obligations under the Transaction Documents, and the making and performance of the Transaction Documents by the Loan Parties constitute private and commercial acts rather than public or governmental acts. The Loan Parties are not entitled to any immunity on the ground of sovereignty or the like from the jurisdiction of any court or from any action, suit, setoff or proceeding, or the service of process in connection therewith, arising under the Financing Documents.

Section 3.28        Sufficiency of Project Documents.

(a)           Project Company’s interests in the Site:

(i)         comprise all of the real property interests necessary for the ownership, construction, installation, completion, operation and maintenance of the Project in accordance in all material respects with all Legal Requirements, the Project Documents and the Construction Budget;

(ii)         are sufficient to enable the entire Project to be located, operated and maintained on the Site;

(iii)        provide adequate ingress and egress to and from the Site for any reasonable purpose in connection with the ownership, construction, operation and maintenance of the Project for the purposes and on the terms set forth in the applicable Material Project Documents.

70
Bakersfield Refinery – Senior Credit Agreement

(b)           Except to the extent that any failure to have any of the following could not reasonably be expected to have a Material Adverse Effect, there are no services, materials or rights required for the development, construction, ownership and operation and maintenance of the Project in accordance with the Material Project Documents and the assumptions that form the basis of the Financial Model, other than those to be provided under the Project Documents.

Section 3.29        Substantial Completion and Final Completion.

(a)           (i) Substantial Completion is expected to occur not later than the Date Certain, (ii) Final Completion is expected to occur not later than ~~September 17, 2022~~January 31, 2023, and each of the foregoing representations is based on factual evidence and reasonable assumptions at the time such representation is given and (iii) the Start Date (as defined in the ExxonMobil Offtake Agreement) is reasonably expected to occur not later than the Date Certain.

(b)           ~~The proceeds of the Loans, together with all other cash funds~~Prior to the Final Completion Date, the sum of (i) the amounts on deposit in the Collateral Accounts~~, are~~ (for this purpose, $95,400,000 shall be deemed to be deposited into the Collateral Accounts on the Eighth Amendment Effective Date) plus (ii) Project Revenues reasonably anticipated to be received by the Project Company prior to Final Completion (up to a cap, in the case of this clause (ii) of the Cash Flow Utilization Cap, if applicable) plus (iii) the proceeds of any Permitted Working Capital Facility and any Permitted Prepaid Sale Arrangement plus (iv) the amount of any unfunded Commitments is expected to be sufficient to cause the Project to achieve Substantial Completion and Final Completion.

~~(a)           Borrower reasonably anticipates that it is able to achieve each Significant Milestone by the date relating thereto in the Construction Schedule.~~

Article IV

CONDITIONS

Section 4.01        Conditions to the Closing Date. The Closing Date occurred on May 4, 2020.

Section 1.01        ~~Conditions to the Closing DateSection 1.01. The occurrence of the Closing Date, the effectiveness of this Agreement and the obligations of Agent and each Lender hereunder are subject to the receipt by the Administrative Agent (except as set forth otherwise below) of each of the following documents, and the satisfaction of the conditions precedent set forth below, each of which must be satisfied to the reasonable satisfaction of the Administrative Agent and each Lender (unless waived in accordance with Section 10.02):~~

~~(a)           Execution of Financing Documents. The Financing Documents ((x) including the HoldCo Lender Backstop Agreement but (y) excluding Control Agreements in respect of each Collateral Account, the Mortgage and each other Financing Document to be delivered on the Tranche A Funding Date in accordance with Section 4.02) shall have been duly executed and delivered by the Persons intended to be parties thereto and shall be in full force and effect.~~

71
Bakersfield Refinery – Senior Credit Agreement

~~(a)           Corporate Documents. The following documents, each certified as of the Closing Date as indicated below:~~

~~(i)          copies of the Organizational Documents, together with any amendments thereto, of each of Borrower and Holdings and a certificate of good standing or its equivalent (if any) for the applicable jurisdiction for each such party (in each case such good standing certificate or its equivalent dated no more than ten (10) Business Days prior to the Closing Date);~~

~~(i)          an Officer’s Certificate of each of Borrower and Holdings dated as of the Closing Date, certifying:~~

~~(A)          that attached to such certificate is a correct and complete copy of the Organizational Documents referred in clause (i) above for such Person;~~

~~(A)          attached to such certificate is a correct and complete copy of resolutions duly adopted by the board of directors, member(s), partner(s) or other authorized governing body of such Person, and that such resolutions or other evidence of authority have not been modified, rescinded or amended and are in full force and effect;~~

~~(A)          that the certificate of incorporation, certificate of formation, charter or other Organizational Documents (as the case may be) referred in clause (i) above for such Person has not been amended since the date of the certification furnished pursuant to clause (i) above;~~

~~(A)          as to the incumbency and specimen signature of each officer, member or partner (as applicable) of such Person executing the Financing Documents to which such Person is or is intended to be a party (and each Lender may conclusively rely on such certificate until it receives notice in writing from such Person); and~~

~~(A)          as to the qualification of such Person to do business in each jurisdiction where its operations require qualification to do business and as to the absence of any pending proceeding for the dissolution or liquidation of such Person.~~

~~(a)           Reports of Consultants. The Administrative Agent shall have received a report from the Environmental Consultant (including a review of all material Authorizations relating to the Project), the Insurance Advisor, the Independent Engineer, the Market Consultant (Feedstock), the Market Consultant (Renewable Diesel) and the Rail Consultant, in each case, in form and substance satisfactory to the Lenders and together with reliance letters (or reliance provisions in such reports) in form and substance reasonably satisfactory to Administrative Agent.~~

72
Bakersfield Refinery – Senior Credit Agreement

~~(a)           Initial Material Project Documents; Consents to Assignment. Delivery of (i)(x) a copy of the SPA and (y) each of the Initial Material Project Documents (other than any Pre-Acquisition Material Project Document), and any amendments thereto, together with a certificate by an Authorized Representative of Borrower certifying as of the Closing Date that each such copy of the SPA and each such Initial Material Project Document is a correct and complete copy thereof and the SPA (including all waivers, consents, amendments and other modifications thereof) and each such Initial Material Project Document (including all waivers, consents, amendments and other modifications thereof) is in full force and effect and (ii) a Consent to Assignment, dated as of the Closing Date, in respect of the COMA and the SusOils License Agreement.~~

~~(a)           Authorizations. Except as set forth on Schedule 3.04, all Authorizations set forth in Part I of Schedule 3.04 hereto (i) have been duly obtained and validly issued, (ii) are in full force and effect and not subject to any pending or, to the knowledge of any Loan Party threatened, appeal, (iii) are issued to, assigned to, or otherwise assumed by, a Loan Party or the Project Company (or such Loan Party or Project Company is entitled to the benefit thereof), (iv) are not subject to any current legal proceeding to which any Loan Party or Project Company is a party, (v) are free from any unsatisfied condition the failure of which to satisfy could reasonably be expected to have a Material Adverse Effect and (vi) there is no reason to believe that any such Authorization may be withdrawn, cancelled, varied, suspended or revoked.~~

~~(a)           Financial Model, Construction Budget and Construction Schedule. Delivery of a certified copy of each of the Financial Model, the Construction Budget and the Construction Schedule, in each case, in form and substance reasonably satisfactory to the Administrative Agent.~~

~~(a)           Regulatory Information. Each Lender shall have received (i) all documentation and other written information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, reasonably requested by them at least five (5) Business Days prior to execution of this Agreement and (ii) the Beneficial Ownership Regulation (including a Beneficial Ownership Certification).~~

~~(a)           Representations and Warranties. The representations and warranties of each Loan Parties set forth in the Financing Documents shall be true and correct in all material respects (except where already qualified by materiality or Material Adverse Effect, in which case, such representations and warranties shall be true and correct in all respects) on and as of the Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).~~

~~(a)           No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on the Closing Date.~~

~~(a)           Collateral Perfection Matters. The Administrative Agent shall have received:~~

~~(i)         appropriately completed UCC financing statements (Form UCC-l), which have been duly authorized for filing by the appropriate Person, naming Holdings and Borrower as debtors and Collateral Agent as secured party, in form appropriate for filing under the UCC of each jurisdiction as may be necessary to perfect the security interests purported to be created by the Security Documents, covering the applicable Collateral;~~

73
Bakersfield Refinery – Senior Credit Agreement

~~(i)          copies of UCC, judgment lien, tax lien and litigation lien search reports, which reports will be dated a recent date reasonably acceptable to the Administrative Agent, listing all effective financing statements that name Holdings or Borrower as debtor and that are filed in the jurisdictions in which the UCC-1 financing statements will be filed in respect of the Collateral, none of which shall cover the Collateral except to the extent evidencing Permitted Liens;~~

~~(i)          appropriately completed copies of all other recordings and filings of, or with respect to, the Security Documents as may be reasonably requested by Collateral Agent and necessary to perfect the security interests purported to be created by the Security Documents; and~~

~~(i)          evidence that all other actions reasonably requested by Collateral Agent and necessary to perfect and protect the security interests purported to be created by the Security Documents entered into on or prior to the Closing Date have been taken immediately prior to the occurrence of the Closing Date.~~

~~(a)            Certain Agreements; Staffing Plan.~~

~~(i)          Each of Richard Palmer and Noah Verleun shall have entered into a non-solicitation and confidentiality agreement with Borrower, which agreements shall be in form and substance reasonably satisfactory to the Administrative Agent and which shall name the Administrative Agent as a third party beneficiary.~~

~~(i)          Borrower shall have delivered a staffing plan to the Administrative Agent, which plan shall be in form and substance reasonably satisfactory to the Administrative Agent.~~

~~(a)           Security Documents. The security interests in and to the Collateral as of the Closing Date intended to be created under the Security Documents in effect as of the Closing Date shall have been created in favor of the Collateral Agent for the benefit of the Secured Parties, are in full force and effect and the necessary notices, consents, acknowledgments, filings, registrations and recordings to preserve, protect and perfect the security interests in such Collateral have been made immediately prior to the occurrence of the Closing Date such that the security interests granted in favor of the Collateral Agent for the benefit of the Secured Parties are filed, registered and recorded and will constitute a first priority, perfected security interest in such Collateral free and clear of any Liens, other than Permitted Liens, and all related recordation, registration and/or notarial fees of such Collateral have been paid to the extent required.~~

~~(a)           Equity Kicker; VCOC Matters. (i) The Administrative Agent shall have received a copy of (x) the HoldCo Borrower LLC Agreement, executed and delivered by each of the parties thereto and (y) board observer rights agreements, dated as of the Closing Date, in form and substance reasonably satisfactory to the Administrative Agent and (ii) each Tranche A Lender and Borrower shall have agreed in writing as to the portion of such Loan allocated to the purchase of the corresponding Equity Kicker as required pursuant to Section 2.01(f).~~

74
Bakersfield Refinery – Senior Credit Agreement

~~(a)           Establishment of Accounts. The Administrative Agent shall have received evidence that each of the Collateral Accounts required under this Agreement has been established in accordance with the terms thereof.~~

~~(a)           Officer’s Certificate. The Administrative Agent shall have received an Officer’s Certificate of each Loan Party, dated as of the Closing Date, certifying that each of the conditions set forth in this Section 4.01 have been satisfied (other than with respect to whether any document, event or circumstance is satisfactory or otherwise acceptable to the Administrative Agent or any Lender or Agent).~~

Section 1.01   ~~Conditions to Tranche A Funding DateSection 1.01. The occurrence of the Tranche A Funding Date and each Tranche A Lender’s obligations to make the Tranche A Loans pursuant to Section 2.01 are subject to the receipt by the Administrative Agent (except as set forth otherwise below) of each of the following documents, and the satisfaction of the conditions precedent set forth below, each of which must be satisfied to the reasonable satisfaction of the Administrative Agent (unless waived in accordance with Section 10.02):~~

~~(a)           Authorizations. All Authorizations set forth in Part I of Schedule 3.04 hereto (i) have been duly obtained and validly issued, (ii) are in full force and effect and not subject to any pending or, to the knowledge of any Loan Party threatened, appeal, (iii) are issued to, assigned to, or otherwise assumed by, a Loan Party (or such Loan Party is entitled to the benefit thereof), (iv) are not subject to any current legal proceeding to which any Loan Party is a party and (v) are free from any unsatisfied condition the failure of which to satisfy could reasonably be expected to have a Material Adverse Effect.~~

~~(a)           Acquisition.~~

~~(i)          The Acquisition shall have been consummated in accordance with the terms of the SPA simultaneously with the occurrence of the Tranche A Funding Date and the incurrence of the borrowing, without giving any amendments, waivers or other modifications to (or consent under) the SPA that are adverse to the Lenders and that have not been approved by the Lenders.~~

~~(i)          Each of the conditions set forth in Article VIII of the SPA shall have been satisfied to the reasonable satisfaction of the Administrative Agent, and a copy of all documents and other deliverables referenced therein shall have been provided to the Administrative Agent.~~

~~(i)          Each of the representations and warranties set forth in Article IV of the SPA that are material to the interests of the Lenders are, to the knowledge of any Authorized Representative of Borrower, true and correct in all material respects (except where already qualified by materiality or Material Adverse Effect or similar qualifier, in which case, such representations and warranties are true and correct in all respects); provided that if any such representation or warranty relates solely to an earlier date, then such representation or warranty shall be true and correct in all material respects as of such earlier date.~~

75
Bakersfield Refinery – Senior Credit Agreement

~~(i)          Project Company shall have entered into the Project Company Joinder and a joinder agreement to the Security Agreement in the form of Exhibit A thereto.~~

~~(a)           No Material Adverse Effect. Since the SPA Execution Date, there shall not have been any event or series of events which has had or could reasonably be expected to have a Material Adverse Effect (as defined in the SPA).~~

~~(a)           Financial Statements. The Administrative Agent shall have received:~~

~~(i)          an unaudited consolidated pro forma balance sheet of Borrower dated as of the Tranche A Funding Date; and~~

~~(i)          all “Carve-Out Financials” (as defined in the SPA) as provided to Borrower under the SPA.~~

~~(a)           Assignment of SPA. Borrower shall have entered into an assignment agreement pursuant to which GCE Holdings shall have assigned, and Borrower shall have assumed, the SPA on or prior to the Tranche A Funding Date. The closing statement delivered pursuant to the SPA shall be in form and substance reasonably satisfactory to the Administrative Agent.~~

~~(a)           Corporate Documents. The following documents:~~

~~(i)          copies of the Organizational Documents, together with any amendments thereto, of Project Company (including all documents reflecting the conversion of the organizational form of Project Company from a Delaware corporation to a Delaware limited liability, if applicable) and a certificate of good standing or its equivalent (if any) for the applicable jurisdiction for each such party (in each case such good standing certificate or its equivalent dated no more than ten (10) Business Days prior to the Tranche A Funding Date);~~

Section 4.02        ~~an Officer’s Certificate of Project Company dated as of the~~Conditions to Tranche A Funding Date~~, certifying:~~. The Tranche A Funding Date occurred on May 7, 2020.

~~(A)          that attached to such certificate is a correct and complete copy of the Organizational Documents referred in clause (i) above for such Person;~~

~~(A)          attached to such certificate is a correct and complete copy of resolutions duly adopted by the board of directors, member(s), partner(s) or other authorized governing body of such Person, and that such resolutions or other evidence of authority have not been modified, rescinded or amended and are in full force and effect;~~

~~(A)          that the certificate of incorporation, certificate of formation, charter or other Organizational Documents (as the case may be) referred in clause (i) above for such Person has not been amended since the date of the certification furnished pursuant to clause (i) above;~~

76
Bakersfield Refinery – Senior Credit Agreement

~~(A)          as to the incumbency and specimen signature of each officer, member or partner (as applicable) of such Person executing the Financing Documents to which such Person is or is intended to be a party (and each Lender may conclusively rely on such certificate until it receives notice in writing from such Person); and~~

~~(A)          as to the qualification of such Person to do business in each jurisdiction where its operations require qualification to do business except for the the CA Foreign Qualification and as to the absence of any pending proceeding for the dissolution or liquidation of such Person.~~

~~(a)           Officer’s Certificate. The Administrative Agent shall have received an Officer’s Certificate of each Loan Party dated as of the Tranche A Funding Date certifying that each of the documentary conditions set forth in this Section 4.02 have been satisfied (and other than with respect to whether any document, event or circumstance is satisfactory or otherwise acceptable to the Administrative Agent or any Lender or Agent).~~

~~(a)           Solvency Certificate. The Lenders shall have received a solvency certificate of the chief financial officer or president of Borrower, demonstrating that the Loan Parties are, on a consolidated basis, and after giving effect to the incurrence of all Indebtedness, will be, Solvent.~~

~~(a)           Control Agreements. A Control Agreement in respect of each Collateral Account shall have been duly executed and delivered by the Persons intended to be parties thereto and shall be in full force and effect, which Control Agreements shall be in form and substance reasonably satisfactory to the Administrative Agent.~~

~~(a)           Real Estate Documents. The Administrative Agent shall have received:~~

~~(i)            an ALTA mortgagee policy of title insurance, in each case together with such endorsements as are reasonably required by the Administrative Agent (such policies and endorsements being hereinafter referred to collectively as the “Title Policy”), in an amount not less than $225,000,000, issued by Chicago Title Policy (the “Title Company”), in form and substance reasonably satisfactory to the Administrative Agent, and insuring the Collateral Agent that with respect to the Project;~~

~~(A)           the Mortgage constitutes a valid, first priority Lien on Project Company’s fee interest in the Site, free and clear of all Liens, encumbrances and exceptions to title whatsoever, other than Permitted Liens.~~

~~(i)            For the Project, a recent survey of the real estate parcels constituting the Site (including all easements and related rights of way comprising the Project) whether owned or leased, certified to the Collateral Agent by a licensed surveyor, in form reasonably satisfactory to it, and conforming to the standard of the applicable state surveyors association; and~~

77
Bakersfield Refinery – Senior Credit Agreement

~~(i)           (A) A completed Flood Certificate with respect to the Mortgaged Property, which Flood Certificate shall (I) be addressed to the Collateral Agent, (II) be completed by a company which has guaranteed the accuracy of the information contained therein, and (III) otherwise comply with the Flood Program; (B) evidence describing whether each community in which any Mortgaged Property is located participates in the Flood Program; (C) if the Flood Certificate delivered pursuant to clause (A) hereof states that any portion of any Mortgaged Property is located in a Flood Zone, the Loan Parties’ written notification to the Collateral Agent (I) as to the existence of such Mortgaged Property, and (II) as to whether the community in which such Mortgaged Property is located is participating in the Flood Program; and (D) if any improved portion of any Mortgaged Property is located in a Flood Zone and is located in a community that participates in the Flood Program, evidence that the Loan Parties have obtained a policy of flood insurance that is in compliance with all applicable regulations of the Board of Governors of the Federal Reserve System.~~

~~(a)           [Reserved].~~

~~(a)           Insurance Deliverables.~~

~~(i)            Borrower shall have obtained the insurance required to be in effect under Section 5.06 to the extent required as of the Tranche A Funding Date and such insurance shall be in full force and effect, and Borrower shall have furnished the Administrative Agent with certificates signed by the insurer or an agent authorized to bind the insurer, together with loss payee endorsements in favor of the Collateral Agent, evidencing such insurance, identifying underwriters, the type of insurance, the insurance limits and the policy terms, and stating that such insurance (x) is, in each case, in full force and effect and (y) complies with Section 5.06 and that all premiums then due and payable on such insurance have been paid.~~

~~(i)            The Administrative Agent shall have received reasonably satisfactory evidence that Borrower has in place insurance required to be in effect under Section 5.06.~~

~~(a)           Opinions of Counsel to the Loan Parties. The Administrative Agent shall have received written opinions (dated as of the Tranche A Funding Date and addressed to the Administrative Agent, the Lenders and the Collateral Agent) of (i) King & Spalding LLP, special New York counsel to the Loan Parties, and (ii) Rutan & Tucker, LLP, special California counsel to the Loan Parties, in each case, in form and substance reasonably satisfactory to the Administrative Agent.~~

~~(a)           Fees and Expenses. Borrower has arranged for payment on the Tranche A Funding Date (including through the application of Tranche A Loans on the Tranche A Funding Date) of all reasonable and documented out-of-pocket fees and expenses then due and payable pursuant to the Financing Documents (including any fees and expenses in connection with the Title Policy).~~

78
Bakersfield Refinery – Senior Credit Agreement

~~(a)           Funds Flow Memorandum. The Administrative Agent shall have received the Funds Flow Memorandum, in form and substance reasonably satisfactory to the Administrative Agent.~~

~~(a)           Debt Service Reserve Account. The Debt Service Reserve Account shall have been funded (or will funded with the proceeds of Tranche A Loans in accordance with the Funds Flow Memorandum) in an amount equal to or greater than the Debt Service Reserve Funding Amount.~~

~~(a)           COMA Employees. The Administrative Agent shall have received reasonably satisfactory evidence that GCE Operating shall have employed the individuals listed on Schedule 4.02(q).~~

~~(a)           Assignment of Material Project Documents; Consents.~~

~~(i)            (A) Each of the Initial Material Project Documents shall have been assigned by GCE Holdings or Borrower (as applicable) to, and assumed by Project Company (or, as an alternative, the Borrower or the Project Company shall already be a party to such agreement), (B) the ARB EPC Agreement shall be modified pursuant to change orders reasonably acceptable to the Administrative Agent (which have been previously discussed with the Borrower and the Lenders prior to the date hereof) and (C) except as noted in the foregoing clause (B), such Initial Material Project Document shall either be in the form disclosed to Lenders prior to the Closing Date or otherwise be reasonably acceptable to the Required Lenders.~~

~~(i)            The Administrative Agent shall have received a Consent to Assignment (in form and substance reasonably satisfactory to the Majority Lenders) in respect of each Initial Material Project Document (other than the Industrial Track Agreement, Mojave Spur Pipeline Ownership Agreement, the Mojave Spur Pipeline Operating Agreement and the Reactor Purchase Agreement).~~

~~(i)            The Industrial Track Agreement shall have been assigned by Seller to, and assumed by, Project Company.~~

~~(a)           Collateral Perfection Matters. The Administrative Agent shall have received:~~

~~(i)            appropriately completed UCC financing statements (Form UCC-l), which have been duly authorized for filing by the appropriate Person, naming Project Company as debtor and Collateral Agent as secured party, in form appropriate for filing under the UCC of each jurisdiction as may be necessary to perfect the security interests purported to be created by the Security Documents, covering the applicable Collateral;~~

~~(i)            copies of UCC, judgment lien, tax lien and litigation lien search reports, which reports will be dated a recent date reasonably acceptable to the Administrative Agent, listing all effective financing statements that name Project Company as debtor and that are filed in the jurisdictions in which the UCC-1 financing statements will be filed in respect of the Collateral, none of which shall cover the Collateral except to the extent evidencing Permitted Liens;~~

79
Bakersfield Refinery – Senior Credit Agreement

~~(i)            appropriately completed copies of all other recordings and filings of, or with respect to, the Security Documents as may be reasonably requested by Collateral Agent and necessary to perfect the security interests purported to be created by the Security Documents as of the Tranche A Funding Date;~~

~~(i)            evidence that all other actions reasonably requested by Collateral Agent and necessary to perfect and protect the security interests purported to be created by the Security Documents have been taken immediately prior to the occurrence of the Tranche A Funding Date.~~

~~(a)           CCI Hedging Amendment. The Administrative Agent shall have received an executed copy of the CCI Hedging Amendment, in form and substance reasonably satisfactory to the Administrative Agent.~~

~~(a)           Equity Kicker. In connection with the Tranche A Funding Date, (i) such Lender (or the Lender Equity Owner Affiliated with such Lender) shall have been granted Class B Units on the terms set forth in the HoldCo Borrower LLC Agreement (such Class B Units, the “Equity Kicker”) so that such Lender (or its Affiliated Lender Equity Owner) holds a proportion of Class B Units (relative to all Class B Units) equal to the proportion of Loans of such Lender (relative to all Loans then outstanding), (ii) such Lender and Borrower shall have agreed in writing as to the portion of such Loan allocated to the purchase of the corresponding Equity Kicker as required pursuant to Section 2.01(f) and (iii) if the HoldCo Borrower LLC Agreement has been amended since the Closing Date, such amendment shall be in form reasonably satisfactory to the Required Lenders.~~

Section 4.01 Section 4.03        Conditions to Each Funding Date. The occurrence of each Funding Date and each Lender’s obligations to make the Loans pursuant to Section 2.01 are subject to the receipt by the Administrative Agent (except as set forth otherwise below) of each of the following documents, and the satisfaction of the conditions precedent set forth below, each of which must be satisfied to the reasonable satisfaction of the Administrative Agent (unless waived in accordance with Section 10.02):

(a)           Borrowing Request. The Administrative Agent shall have received a Borrowing Request in accordance with Section 2.01, and the amount of such Borrowing Request shall not exceed the next ninety (90) days’ worth of anticipated Project Costs.

(b)           Notes. Each Lender that has requested a Note or Notes, as applicable, prior to such Funding Date pursuant to Section 2.05(b) shall have (i) received a duly executed Note or Notes, as applicable, dated the applicable Funding Date, payable to such Lender in a principal amount equal to such Lender’s Loan and (ii) a private placement number issued by S&P’s CUSIP Service Bureau (in cooperation with the SVO) with respect to such Notes.

80
Bakersfield Refinery – Senior Credit Agreement

(c)           Application of Prior Loans. Other than in connection with the Tranche A Funding Date, Borrower shall have delivered to the Administrative Agent and the Independent Engineer evidence reasonably satisfactory to the Administrative Agent (in consultation with the Independent Engineer) that amounts withdrawn from the Construction Account prior to such Funding Date have been applied (or have been committed to be applied) to pay Project Costs.

(d)           Representations and Warranties. The representations and warranties of each Loan Parties set forth in the Financing Documents shall be true and correct in all material respects (except where already qualified by materiality or Material Adverse Effect, in which case, such representations and warranties shall be true and correct in all respects) on and as of such Funding Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

(e)           No Default or Event of Default. ~~No~~After giving effect to the Eighth Amendment and the Fifth Waiver, no Default or Event of Default shall have occurred and be continuing on such Funding Date.

(f)            Fees and Expenses. Borrower has arranged for payment on such Funding Date (including through the application of Loan proceeds on such Funding Date) of all reasonable and documented out-of-pocket fees and expenses then due and payable pursuant to the Financing Documents (including any fees and expenses in connection with the Title Policy) to the extent invoiced prior to the date the Borrowing Request is delivered in connection with such Funding Date.

(g)           Equity Kicker. In connection with each Funding Date, (i) such Lender (or the Lender Equity Owner Affiliated with such Lender) shall have been granted Class B Units on the terms set forth in the HoldCo Borrower LLC Agreement so that such Lender (or its Affiliated Lender Equity Owner) holds a proportion of Class B Units (relative to all Class B Units) equal to the proportion of Term Loans of such Lender (relative to all Term Loans then outstanding) (and, if required under the Holdco Borrower LLC Agreement, such Lender shall sign a joinder to such agreement), (ii) such Lender and Borrower shall have agreed in writing as to the portion of such Loan allocated to the purchase of the corresponding Equity Kicker as required pursuant to Section 2.01(f) and (iii) if the HoldCo Borrower LLC Agreement has been amended since the Closing Date, such amendment shall be in form reasonably satisfactory to the Required Lenders.

~~(a)           Tranche B Lender Joinders. Solely in connection with the first Funding Date which Tranche B Loans are required to be funded hereunder, the Administrative Agent shall have received one or more fully executed Tranche B Lender Joinders providing for additional Tranche B Commitments in an aggregate amount at least equal to $51,700,000.~~

Section 4.02 Section 4.04        Conditions to Each Disbursement from the Construction Account. The occurrence of each disbursement from the Construction Account (the date of each such disbursement, a “Disbursement Date”), are subject to the receipt by the Administrative Agent (except as set forth otherwise below) of each of the following documents, and the satisfaction of the conditions precedent set forth below, each of which must be satisfied to the reasonable satisfaction of the Administrative Agent (unless waived in accordance with Section 10.02):

(a)           Construction Requisition and IE Requisition Certificate.

81
Bakersfield Refinery – Senior Credit Agreement

(i)                 At least seven (7) Business Days prior to such disbursement, Borrower shall have provided to Administrative Agent and Independent Engineer a Construction Requisition certified by an Authorized Representative of Borrower, dated the date of delivery of such certificate and completed to the reasonable satisfaction of Administrative Agent, setting forth:

(A)           the Disbursement Date;

(B)            in the case of payments to be made under the Material Construction Contracts, copies of all documentation related to such payments required to be provided by the relevant Material Project Counterparty to Borrower under such Material Construction Contracts;

(C)           in the case of payments to be made to any other vendors or contractors, copies of all documentation related to such payments required to be provided by such Person to Borrower under the relevant contract; and

(D)           a certification as to the matters set forth in Sections 4.04(e) and 4.04(f).

(ii)           At least four (4) Business Days prior to such disbursement, Administrative Agent shall have received an IE Requisition Certificate, dated the date of delivery of such certificate, which shall include, without limitation:

(A)          a certification as to the last date the Independent Engineer was on the Site;

(B)           a verification of the payments referenced in Section 4.04(a)(i)(B) and (C) above;

(C)           a certification as to the matters set forth in ~~Sections~~Section 3.29; and

(D)           attaching the monthly progress report for the period in respect of which payments are being requested in the applicable Construction Requisition.

(b)           Title Policy. Title Company shall have issued (or shall have irrevocably committed to issue) to Administrative Agent an endorsement to the Title Policy substantially in the form of Exhibit P, confirming that no Liens are disclosed by public records as encumbering the Real Property, except for Permitted Liens and any other exceptions to title as are reasonably acceptable to Administrative Agent.

82
Bakersfield Refinery – Senior Credit Agreement

(c)           Lien Releases; No Liens. Borrower shall have delivered to Administrative Agent to the extent required to be delivered by the applicable counterparty pursuant to the terms of the applicable Material Construction Contract, a duly executed conditional waiver and release of liens on progress payment (for purposes of this Section 4.04(c), a “lien waiver”) from each of the EPC Contractors and, to the extent the aggregate contract price under any contract entered into with a subcontractor or supplier exceeds $500,000 for any interim payment or $500,000 for any final payment, from each such subcontractor or supplier under the Material Construction Contracts providing for construction services on, or delivery of, any equipment or materials to, any Real Property (including any subcontractor or supplier engaged pursuant to a subcontract with a contractor under the Material Construction Contracts other than any such subcontractor or supplier that is not required to deliver such lien waivers by the terms of the Material Construction Contracts) to be paid from funds requested under the related disbursement, which lien waivers shall each be dated no earlier than the invoice delivered by the applicable counterparty which is to be paid from the requested disbursement and shall be substantially consistent with any relevant requirements of the applicable Material Construction Contract and in the form required pursuant to California law; provided that any such lien waiver may be contingent upon receipt of payment with respect to the work, services and materials to be paid for with the requested funds.

(d)           Authorizations. All Authorizations set forth in Part I of Schedule 3.04 hereto (i) have been duly obtained and validly issued, (ii) are in full force and effect and not subject to any pending or, to the knowledge of any Loan Party threatened, appeal, (iii) are issued to, assigned to, or otherwise assumed by, a Loan Party (or such Loan Party is entitled to the benefit thereof), (iv) are not subject to any current legal proceeding to which any Loan Party is a party, (v) are free from any unsatisfied condition the failure of which to satisfy could reasonably be expected to have a Material Adverse Effect and (vi) there is no reason to believe that any such Authorization may be withdrawn, cancelled, varied, suspended or revoked.

(e)           Representations and Warranties. The representations and warranties of each Loan Parties set forth in the Financing Documents shall be true and correct in all material respects (except where already qualified by materiality or Material Adverse Effect, in which case, such representations and warranties shall be true and correct in all respects) on and as of such Disbursement Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

(f)            No Default or Event of Default; No Material Adverse Effect. ~~No~~After giving effect to the Eighth Amendment and the Fifth Waiver, no Default or Event of Default shall have occurred and be continuing on such Disbursement Date. As of such Disbursement Date, no development, event or circumstance that has had or could reasonably be expected to have a Material Adverse Effect shall have occurred and be continuing.

~~(a)           Debt Service Reserve Account. The Debt Service Reserve Account shall have been funded in an amount equal to or greater than the Debt Service Reserve Funding Amount.~~

Section 4.03Section 4.05        Conditions to Term Conversion. The occurrence of the Term Conversion Date is subject to the receipt by the Administrative Agent (except as set forth otherwise below) of each of the following documents, and the satisfaction of the conditions precedent set forth below, each of which must be satisfied to the reasonable satisfaction of the Administrative Agent (unless waived in accordance with Section 10.02):

(a)           Notice of Term Conversion. Borrower shall have delivered a duly executed notice of Term Conversion to Administrative Agent substantially in the form of Exhibit E.

(b)           Substantial Completion. The Project shall have achieved Substantial Completion, as certified in writing by an Authorized Representative of Borrower in a certificate substantially in the form of Exhibit O-1 and confirmed in a certificate from the Independent Engineer substantially in the form of Exhibit O-2.

83
Bakersfield Refinery – Senior Credit Agreement

(c)           Acceptable Work; No Liens; Project Costs.

(i)            All work on the Project has been completed other than work that has been taken into consideration in establishing the Remaining Costs. All work previously done on the Project funded with the proceeds of the Loans has been done in all material respects in accordance with the applicable Material Project Documents. There has not been filed with or served upon any Loan Party or the Project (or any part thereof) notice of any Lien or claim of Lien affecting the right to receive payment of any of the moneys payable to any of the Persons named on such request which has not been released or will not be released on the Term Conversion Date by payment or bonding on terms reasonably satisfactory to Administrative Agent, other than Permitted Liens.

(ii)           ~~All Project Costs other than Remaining Costs shall have been paid for or, in the case of~~The Borrower will have sufficient funds available to pay for the Remaining Costs, ~~reserved for in the Construction Account in accordance with this Agreement.~~taking into account funds on deposit in the Collateral Accounts, the proceeds of any Permitted Working Capital Facility and any Permitted Prepaid Sale Arrangement, Project Revenues reasonably anticipated to be received by the Project Company (up to the Cash Flow Utilization Cap), but prior to the Final Completion Date, and the amount of any unfunded Commitments.

(d)           Insurance Deliverables.

(i)            Borrower shall have obtained the insurance required to be in effect under Section 5.06 to the extent required as of the Term Conversion Date and such insurance shall be in full force and effect, and Borrower shall have furnished the Administrative Agent with certificates signed by the insurer or an agent authorized to bind the insurer, together with loss payee endorsements in favor of the Collateral Agent, evidencing such insurance, identifying underwriters, the type of insurance, the insurance limits and the policy terms, and stating that such insurance (x) is, in each case, in full force and effect and (y) complies with Section 5.06 and that all premiums then due and payable on such insurance have been paid.

(ii)           The Administrative Agent shall have received reasonably satisfactory evidence that Borrower has in place insurance required to be in effect under Section 5.06.

(e)            Title Policy. Title Company shall have issued (or shall have irrevocably committed to issue) to Administrative Agent an endorsement to the Title Policy substantially in the form of Exhibit P, confirming that no Liens are disclosed by public records as encumbering the Real Property, except for Permitted Liens and any other exceptions to title as are reasonably acceptable to Administrative Agent.

84
Bakersfield Refinery – Senior Credit Agreement

(f)            Operating Budget. Borrower shall have delivered to Administrative Agent and Administrative Agent shall have approved ~~the first~~an updated Operating Budget, which shall cover the period from the Term Conversion Date through the first full calendar year after the Term Conversion Date, in accordance with Section 5.20.

(g)           Notes. Each Lender that has requested a Note or Notes, as applicable, pursuant to Section 2.05(b) shall have received a duly executed Note or Notes, as applicable, payable to such Lender in a principal amount equal to such Lender’s Loan.

(h)           Required Documentation. Administrative Agent shall have received on or prior to the Term Conversion Date a copy of each Material Project Document executed after the ~~Closing~~Eighth Amendment Effective Date (certified by an Authorized Representative of Borrower that such Material Project Documents previously delivered to Administrative Agent by Borrower are correct and complete) and any related Consent to Assignment to the extent required pursuant to Section ~~4.02(r)(ii), 5.26 and~~ 6.09(a)(iii), in each case if and to the extent that a copy thereof has not previously been delivered to Administrative Agent.

(i)            Authorizations. All Authorizations set forth in Parts I and II of Schedule 3.04 hereto (i) have been duly obtained and validly issued, (ii) are in full force and effect and not subject to any pending or, to the knowledge of any Loan Party threatened, appeal, (iii) are issued to, assigned to, or otherwise assumed by, a Loan Party (or such Loan Party is entitled to the benefit thereof), (iv) are not subject to any current legal proceeding to which any Loan Party is a party (v) are free from any unsatisfied condition the failure of which to satisfy could reasonably be expected to have a Material Adverse Effect and (vi) there is no reason to believe that any such Authorization may be withdrawn, cancelled, varied, suspended or revoked.

(j)            Event of Loss. No Event of Loss shall have occurred and not been resolved or corrected pursuant to a completed Restoration in accordance with this Agreement to the extent that such Event of Loss could reasonably be expected to have an impact on the Project of more than $2,500,000 or prevent the Project from operating in all material respects in a safe and reliable manner or in accordance in all material respects with the requirements of the Project Documents.

(k)           Representations and Warranties. The representations and warranties of each Loan Parties set forth in the Financing Documents shall be true and correct in all material respects on and as of the Term Conversion Date (except where already qualified by materiality or Material Adverse Effect, in which case, such representations and warranties shall be true and correct in all respects); provided that if any such representation or warranty relates solely to an earlier date, then such representation or warranty shall be true and correct in all material respects as of such earlier date.

(l)            No Default or Event of Default; No Material Adverse Effect.

(i)            No Default or Event of Default shall have occurred and be continuing on the Term Conversion Date.

85
Bakersfield Refinery – Senior Credit Agreement

(ii)           As of the Term Conversion Date, no development, event or circumstance that has had or could reasonably be expected to have a Material Adverse Effect shall have occurred after the Eighth Amendment Effective Date and be continuing.

~~(a)           Debt Service Reserve Account. The Debt Service Reserve Account shall have been funded in an amount equal to or greater than the Debt Service Reserve Funding Amount.~~

Article V

AFFIRMATIVE COVENANTS

Each Loan Party hereby agrees that ~~(i)~~ from and after the ~~Closing Date and prior to the Tranche A Funding Date, to the extent applicable (it being acknowledged and agreed that, prior to the Tranche A Funding Date, the Acquisition has not occurred, Project Company is not a Loan Party, and neither Borrower nor Holdings have rights to the Site or the Project or under any Material Project Document) (other than any Material Project Document to which Borrower is a party on the Closing Date) and (ii) on the Tranche A Funding Date (following the Acquisition) and thereafter~~Eighth Amendment Effective Date, in all respects:

Section 5.01         Corporate Existence; Etc. Each Loan Party shall at all times preserve and maintain in full force and effect (a) subject to the proviso of Section 6.07(b), its existence as a corporation or a limited liability company, as applicable, in good standing under the laws of the jurisdiction of its organization and (b) except as would not reasonably be expected to cause a Material Adverse Effect, its qualification to do business and its good standing in each jurisdiction in which the character of properties owned by it or in which the transaction of its business as conducted or proposed to be conducted makes such qualification necessary.

Section 5.02         Conduct of Business. Each Loan Party shall operate, maintain and preserve or cause to be operated, maintained and preserved, the Site in accordance in all material respects with the requirements of the Material Project Documents to which it is a party and in compliance, in all material respects, with Applicable Laws and Authorizations by Governmental Authorities and the terms of its insurance policies.

Section 5.03        Compliance with Laws and Obligations. Each Loan Party shall comply in ~~all material respects~~ with applicable Environmental Laws, including occupational health and safety regulations and all other Applicable Laws and Authorizations, except to the extent any non-compliance, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Each Loan Party shall comply with and perform its respective contractual obligations ~~in all material respects~~, and enforce against other parties their respective contractual obligations ~~in all material respects~~, under each Material Project Document to which it is a party except to the extent any non-compliance or non-enforcement, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Each Loan Party shall comply with and not violate applicable Sanctions, Anti-Money Laundering Laws, the FCPA or any other Anti-Corruption Laws or undertake or cause to be undertaken any Anti-Corruption Prohibited Activity.

86
Bakersfield Refinery – Senior Credit Agreement

Section 5.04        Governmental Authorizations. ~~Each~~Expect as could not be reasonably be expected to result in Material Adverse Effect, each Loan Party shall: (a) obtain and maintain in full force and effect (or where appropriate, promptly renew in a timely manner), or cause to be obtained and maintained in full force and effect all Authorizations set forth on Schedule 3.04 (including all Authorizations required by Environmental Law) required under any Applicable Law for the Project and such Loan Party’s business and operations generally, in each case, at or before the time the relevant Authorization becomes necessary for such purposes, (b) obtain and maintain in full force and effect (or where appropriate, promptly renew in a timely manner), or cause to be obtained and maintained in full force and effect all Authorizations set forth required under any Applicable Law for each Loan Party’s business and operations generally, in each case, at or before the time the relevant Authorization becomes necessary for such purposes and (c) preserve and maintain all other Authorizations required for the Project~~, in either case, in all material respects~~.

Section 5.05         Maintenance of Title. Each Loan Party shall maintain (a) good title to the material property owned by such Loan Party free and clear of Liens, other than Permitted Liens; (b) legal and valid and subsisting leasehold interests to the material properties leased by such Loan Party, free and clear of Liens, other than Permitted Liens; and (c) legal and valid possessory rights to the material properties possessed and not otherwise held in fee or leased by such Loan Party.

Section 5.06         Insurance.

(a)           Each Loan Party shall maintain or cause to be maintained in all material respects on its behalf in effect at all times the types of insurance required pursuant to Schedule 5.06, in the amounts and on the terms and conditions specified therein, from the quality of insurers specified in such Schedule or other insurance companies of recognized responsibility reasonably satisfactory to Administrative Agent in consultation with the Insurance Advisor.

(b)           Each Loan Party shall maintain or cause to be maintained the insurance required to be maintained pursuant to the Material Project Documents in accordance with the terms of the same.

(c)           Loss Proceeds of the insurance policies provided or obtained by or on behalf of the Loan Parties shall be required to be paid by the respective insurers directly to the Extraordinary Receipts Account. If any Loss Proceeds that are required under the preceding sentence to be paid to the Extraordinary Receipts Account are received by the Loan Parties or any other Person, such Loss Proceeds shall be received in trust for the Collateral Agent, shall be segregated from other funds of the recipient, and shall be forthwith paid into the Extraordinary Receipts Account, in the same form as received (with any necessary endorsement). Amounts in the Extraordinary Receipts Account shall be applied in accordance with Section 5.29(f).

Section 5.07         Keeping of Books. Each Loan Party shall maintain an accounting and control system, management information system and books of account and other records, which together adequately reflect truly and fairly the financial condition of such Loan Party and the results of operations in accordance with GAAP and all Applicable Laws.

87
Bakersfield Refinery – Senior Credit Agreement

Section 5.08         Access to Records. Each Loan Party shall permit (i) officers and designated representatives of the Administrative Agent to visit and inspect the Site accompanied by officers or designated representatives of such Loan Party and (ii) officers and designated representatives of the Administrative Agent to examine and make copies of the books of record and accounts of such Loan Party (provided that such Loan Party shall have the right to be present) and discuss the affairs, finances and accounts of such Loan Party with the chief financial officer, the chief operating officer and the chief executive officer of such Loan Party (subject to reasonable requirements of safety and confidentiality, including requirements imposed by Applicable Law or by contract, provided the Loan Parties will use reasonable efforts to obtain relief from any contractual confidentiality restrictions that prohibit the Administrative Agent or any Lender from obtaining information), in each case, with at least three (3) Business Days advance notice to such Loan Party and during normal business hours of such Loan Party; provided that, (i) such Loan Party shall not be required to reimburse the Administrative Agent for more than one (1) inspection per year as long as no Event of Default has occurred and is continuing and (ii) such visits by officers and designated representatives of the Administrative Agent shall not occur more frequently than twice per year as long as no Event of Default has occurred and is continuing.

Section 5.09          Payment of Taxes, Etc.

(a)           Each Loan Party shall pay and discharge, before the same shall become delinquent: (i) all material taxes, assessments and governmental charges or levies imposed upon it or upon its property to the extent required under the Transaction Documents to which such Loan Party is a party or under Applicable Law and (ii) all material lawful claims that, if unpaid, might become a Lien (other than a Permitted Lien of the type referenced in clause (a)(i) of the definition of Permitted Lien) upon its property; provided that such Loan Party shall not be required to pay or discharge any such tax, assessment, charge or claim for so long as such Loan Party satisfies the Permitted Contest Conditions in relation to such tax, assessment, charge or claim.

(b)           Each Loan Party shall continue to be properly treated as a disregarded entity or a partnership for U.S. federal income tax purposes and no Loan Party shall file an election pursuant to Treasury Regulation Section 301.7701-3(c) to be treated as an association taxable as a corporation.

Section 5.10        Financial Statements; Other Reporting Requirements. Each Loan Party shall furnish to the Administrative Agent:

(a)           (i) commencing with the first full month after the Closing Date, as soon as available and in any event within forty five (45) days after the end of each month, the monthly unaudited consolidated financial statements of the Loan Parties, including the unaudited consolidated balance sheet as of the end of such month and the related unaudited statements of income, retained earnings and cash flows for such monthly period and for the portion of such fiscal year ending on the last day of such period, all in reasonable detail and (ii) commencing with the first full month after the Closing Date, as soon as available and in any event within forty five (45) days after the end of each month, a monthly report containing, to the extent applicable (A) such detailed information as Borrower customarily relies upon to monitor the operational performance of the Project, (B) information on the financial performance of the Project, (C) an update as to the “Cleaning Plan” (as defined in the SPA), including all notices and reporting relating thereto delivered under the SPA, (D) payments, royalties, volumes and costs relating to the SusOils License Agreement and (E) other key business performance indicators, in each case, in a form reasonably satisfactory to the Administrative Agent;

88
Bakersfield Refinery – Senior Credit Agreement

(b)           commencing with the first full fiscal quarter after the Closing Date, as soon as available and in any event within sixty (60) days after the end of each fiscal quarter, quarterly unaudited consolidated financial statements of the Loan Parties, including the unaudited consolidated balance sheet as of the end of such quarterly period and the related unaudited statements of income, retained earnings and cash flows for such quarterly period and for the portion of such fiscal year ending on the last day of such period, all in reasonable detail;

(c)           commencing with fiscal year ending on December 31, 2020, as soon as available and in any event within one hundred fifty (150) days (or, in the case of the fiscal year ending on December 31, 2020, one hundred eighty (180) days) after the end of each fiscal year, audited consolidated financial statements for such fiscal year for the Loan Parties, including therein the consolidated balance sheet as of the end of such fiscal year and the related statements of income, retained earnings and cash flows for such year, a comparison of actual performance of the Loan Parties with the projected performance set out in the Operating Budget for the relevant fiscal year and the respective directors’ and auditors’ reports, all in reasonable detail and accompanied by an audit opinion thereon by the Independent Auditor, which opinion shall state that said financial statements present fairly, in all material respects, the financial position of the Loan Parties, as the case may be, at the end of, and for, such fiscal year in accordance with GAAP;

(d)           within forty-five (45) days following the end of each fiscal quarter, an environmental, social and governance report in respect of the applicable fiscal quarter in the form attached hereto as Exhibit H;

(e)           at the time of the delivery of the financial statements under Sections 5.10(a), (b) and (c) above, a certificate of an Authorized Representative of such Loan Party (i) certifying to the Administrative Agent and the Lenders that such financial statements fairly present in all material respects the financial condition and results of operations of such Loan Party and its Affiliates on the dates and for the periods indicated in accordance with GAAP, subject, in the case of interim financial statements, to the absence of footnotes and normally recurring year-end adjustments and (ii) certifying to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and is continuing, or if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof;

(f)            within thirty (30) days after each annual policy renewal date, a certificate of an Authorized Representative of Borrower certifying that the insurance requirements of Section 5.06 have been implemented and are being complied with by the Loan Parties and on or prior to the expiration of each policy required to be maintained pursuant to Section 5.06, certificates of insurance with respect to each renewal policy and each other insurance policy required to be in effect under this Agreement that has not previously been furnished to the Administrative Agent under this Agreement. If at any time requested by the Administrative Agent (acting reasonably), Borrower shall deliver to the Administrative Agent a duplicate of any policy of insurance required to be in effect under this Agreement;

89
Bakersfield Refinery – Senior Credit Agreement

(g)           concurrently with delivery under a Permitted Working Capital Facility, each periodic or other material report and each material notice delivered to lenders or agents, or by lenders or agents to one or more Loan Parties, under such Permitted Working Capital Facility;

(h)           concurrently with delivery under the SPA, written reports concerning the status of the Cleaning Work (as defined in the SPA) and Cleaning Plan (as defined in the SPA) delivered to Seller under the SPA;

(i)            Borrower shall, until the Term Conversion Date, deliver or cause to be delivered to Administrative Agent and the Independent Engineer on or before the 30th day following the last day of each calendar month, monthly reports describing the progress of the construction of the Project substantially in a form reasonably satisfactory to the Administrative Agent (together with copies of the most recently available monthly progress report received by Borrower under each of the EPC Agreements); and

~~(a)           within thirty (30) days following the end of each fiscal quarter, quarterly information relating to each of SusOils and Sponsor substantially in a form reasonably satisfactory to the Administrative Agent;~~

~~(a)           concurrently with the notice delivered under Section 5.11, all material documentation related to any notice given under Section 5.11; and~~

(j)            promptly after Administrative Agent’s request therefor, such other information regarding the business, assets, operations or financial condition of the Loan Parties as the Administrative Agent may reasonably request.

Section 5.11         Notices. The Loan Parties shall promptly (and in any event within five (5) Business Days) upon an Authorized Representative of any Loan Party obtaining knowledge thereof, give notice to the Administrative Agent of:

~~(a)~~           notice of the occurrence of any force majeure claim, change order request, indemnity claim, ~~material~~ dispute, breach or default under any of the Material Project Documents~~;~~

~~(b)~~(a)      , to     ~~(o) notice of the receipt or delivery in writing of any force majeure claim, change order request, indemnity claim, material dispute, breach or default, or other material written communication under the ARB EPC Agreement, the CTCI EPC Agreement or any Material Project Documents (collectively, a “Material Communication”), including, without limitation: (i) any such Material Communication received by any Loan Party in respect of a subcontractor doing work or supplier or vendor providing goods or services under the ARB EPC Agreement relating to the termination of such contract and transition to the CTCI EPC Agreement, (ii) any Material Communication from any employees or authorized labor representatives of the Loan Parties, ARB, CTCI or any of their Affiliates or (iii) any other material written communication by or on behalf of ARB or CTCI related to the transition from ARB to CTCI as EPC Contractor or the termination of ARB as EPC Contractor, in each case, (x) such notice to be accompanied by copies of the Material Communication and (y) for the avoidance of doubt, excluding administrative, ministerial or routine communications, including ordinary course day-to-day communications regarding the construction of the Project;~~the extent in any such case, such event could reasonably be expected to have a cost or impact to one or more Loan Parties equal to or in excess of $2,000,000;

90
Bakersfield Refinery – Senior Credit Agreement

~~(c)~~(b)      details of any change of Applicable Law that would reasonably be expected to have a Material Adverse Effect (including material changes to the California Low Carbon Fuel Standard or the Federal Renewable Fuel Standard);

~~(d)~~(c)      any material notice or communication given to or received (i) from creditors of any Loan Party generally or (ii) in connection with any Material Project Document;

~~(e)~~(d)      notice received by it with respect to the cancellation of, adverse change in, or default under, any insurance policy required to be maintained in accordance with Section 5.06;

~~(f)~~(e)       the filing or commencement of any litigation, investigation, action or proceeding of or before any court, arbitrator or Governmental Authority against or affecting any Loan Party, the Site or the Project that, if adversely determined, could reasonably be expected to result in liability to any Loan Party in an aggregate amount exceeding $500,000 or be materially adverse to the interests of the Loan Parties;

~~(g)~~(f)       the occurrence of a Default or an Event of Default or an incipient or mature event of default or termination event under a Permitted Working Capital Facility;

~~(h)~~(g)      any material written amendment of any Material Project Document, and correct and complete copies of any Material Project Documents executed after the Closing Date, in either case, within seven (7) days after execution thereof;

~~(i)~~(h)       any Environmental Claim by any Person against, or with respect to the activities of, the Loan Parties or the Project and any alleged violation of or non-compliance with any Environmental Laws or any Authorizations required by Environmental Laws applicable to any Loan Party or the Project that, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

~~(j)~~(i)        the occurrence of any ERISA Event in excess of $500,000, together with a written notice setting forth the nature thereof and the action, if any, that such Loan Party or ERISA Affiliate proposes to take with respect thereto;

~~(k)~~(j)       the sale, lease, transfer or other Disposition of, in one transaction or a series of transactions, all or any part of its property in excess of $500,000 per individual Disposition or $1,000,000 in the aggregate per annum in the aggregate per annum for all such Dispositions and/or Events of Loss;

~~(l)~~(k)        the occurrence of a Bankruptcy of any Loan Party or Material Project Counterparty;

91
Bakersfield Refinery – Senior Credit Agreement

~~(m)~~(l)           the resignation, removal, incapacitation or death of any Qualified CEO or Qualified Officer;

~~(n)~~(m)          ~~any notices provided under any Permitted Working Capital Facility, other than routine or ministerial notices relating to the borrowing of loans thereunder; and~~[reserved];

~~(o)~~(n)           notice of any condemnation, taking by eminent domain or other taking or seizure by a Governmental Authority with respect to a material portion of the Project or the Site~~.~~; and

(o)                notice of the receipt or delivery in writing of any material force majeure claim, material change order request, material indemnity claim, material dispute, material breach or default, or other material written communication under the ARB EPC Agreement, the CTCI EPC Agreement or any Material Project Documents (collectively, a “Material Communication”), including, without limitation: (i) any such Material Communication received by any Loan Party in respect of a subcontractor doing work or supplier or vendor providing goods or services under the ARB EPC Agreement relating to the termination of such contract and transition to the CTCI EPC Agreement, (ii) any Material Communication from any employees or authorized labor representatives of the Loan Parties, ARB, CTCI or any of their Affiliates or (iii) any other material written communication by or on behalf of ARB or CTCI related to the transition from ARB to CTCI as EPC Contractor or the termination of ARB as EPC Contractor, in each case, (x) such notice to be accompanied by copies of the Material Communication and (y) for the avoidance of doubt, excluding administrative, ministerial or routine communications, including ordinary course day-to-day communications regarding the construction of the Project.

Section 5.12        Scheduled Calls and Meetings.

Borrower shall arrange to have either (x) a telephonic conference call or (y) if requested by the Administrative Agent, an in-person meeting at the Site, in each case, with the Administrative Agent and Lenders no earlier than fifteen (15) Business Days after the end of each calendar month, which shall be coordinated with the Administrative Agent during normal business hours upon reasonable prior notice to the Lenders, to discuss (i) prior to the Term Conversion Date, the most recent construction report delivered pursuant to Section 5.10(i) (ii) after the Term Conversion Date, the matters contained in the various financial statements and reports delivered pursuant to Section 5.10, including the status of the Loan Parties and the affairs, finances and accounts of the Loan Parties; provided that, the Administrative Agent shall not request more than two (2) in-person meetings at the Site in any calendar year pursuant to this Section 5.12.

Section 5.13        Use of Proceeds.

(a)           Borrower shall apply the proceeds of the Loans solely (i) to consummate the Acquisition and pay the Purchase Price (as defined in the SPA), (ii) for the payment of Project Costs, (iii) for a payment to GCE Holdings, in an amount not to exceed $4,500,000, in connection with the CCI Hedging Documentation, without limiting the aggregate amount that may be transferred to GCE Holdings pursuant to Section 5.29(b)(ii)(~~H~~I), (iv) to cash collateralize bonds or other surety obligations and letters of credit to the extent permitted under clause (j) of the definition of Permitted Lien ~~and~~, (v) to pay any costs and expenses in connection with the Eighth Amendment on the Eighth Amendment Effective Date and any transactions contemplated therein and (vi) as otherwise permitted by the Financing Documents.

92
Bakersfield Refinery – Senior Credit Agreement

(b)           The proceeds of the Loans will not be used in violation of Anti-Corruption Laws or applicable Sanctions.

Section 5.14        Security. The Loan Parties shall preserve and maintain the security interests granted under the Security Documents and undertake all actions which are necessary or appropriate to: (a) subject to Permitted Liens, maintain the Collateral Agent’s security interest in the Collateral in full force and effect at all times (including the priority thereof) and (b) subject to Permitted Liens, preserve and protect the Collateral and protect and enforce the Loan Parties’ rights and title and the rights of the Collateral Agent and the other Secured Parties to the Collateral, including the making or delivery of all filings and recordations, the payment of all fees and other charges and the issuance of supplemental documentation.

Section 5.15        Further Assurances. The Loan Parties shall execute, acknowledge where appropriate, and deliver, and cause to be executed, acknowledged where appropriate, and delivered, from time to time promptly at the reasonable request of any Agent all such instruments and documents as are necessary or appropriate to carry out the intent and purpose of the Financing Documents (including filings, recordings or registrations required to be filed in respect of any Security Document or assignment thereto) necessary to maintain, to the extent permitted by Applicable Law, the Collateral Agent’s perfected security interest in the Collateral (subject to Permitted Liens) to the extent and in the priority required pursuant to the Security Documents.

Section 5.16        Security in Newly Acquired Property and Revenues. Without limiting any other provision of any Financing Document, if any Loan Party shall at any time (a) acquire any interest in a single item of property (other than any Excluded Property) with a value of at least $250,000 or any interest (other than any Excluded Property) in revenues that could aggregate during the term of the agreement under which such receivables arise to over $250,000; or (b) acquire interests in property (other than any Excluded Property) in a single transaction or series of transactions not otherwise subject to the Lien created by the Security Documents having a value of at least $250,000 in the aggregate, in each case not otherwise subject to a Lien pursuant to, and in accordance with, the Security Documents, promptly upon such acquisition, such Loan Party shall execute, deliver and record a supplement to the Security Documents or other documents, subjecting such interest to the Lien created by the Security Documents.

Section 5.17        Material Project Documents. Each Loan Party shall (i) duly and punctually perform and observe all of its ~~material~~ covenants and obligations contained in each Material Project Document to which it is a party, ~~(ii) take all~~except to the extent any non-performance or non-observance, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, (ii) subject to Section 6.09(a)(ii), take all commercially reasonable ~~and necessary~~ action to prevent the termination or cancellation of any Material Project Document in accordance with the terms of such Material Project Document or otherwise (except for the expiration of any Material Project Document in accordance with its terms in the ordinary course and not as a result of a breach or default thereunder) and (iii) enforce against the relevant Material Project Counterparty each ~~material~~ covenant or obligation of such Material Project Document, as applicable, in accordance with its terms, except to the extent any non-enforcement, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

93
Bakersfield Refinery – Senior Credit Agreement

Section 5.18        Collateral Accounts.

(a)           The Loan Parties shall at all times maintain the Collateral Accounts and any other account permitted herein in accordance with this Agreement and the other Financing Documents. The Loan Parties shall not maintain any securities accounts or bank accounts other than the Collateral Accounts and any Permitted Working Capital Facility Account.

(b)           At all times each Loan Party shall deposit and maintain, or cause to be deposited and maintained, all Project Revenues, insurance proceeds and other amounts received into the Collateral Accounts in accordance with this Agreement and the other Financing Documents and request or make only such payments and transfers out of the Collateral Accounts as permitted by this Agreement and the other Financing Documents.

Section 5.19        Intellectual Property. The Loan Parties shall own, or be licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property necessary for the Project and their businesses (as applicable), in each case, as to which the failure of such Loan Party to so own or be licensed could reasonably be expected to have a Material Adverse Effect, and the use thereof by such Loan Party does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Section 5.20        Operating Budget and Financial Model.

(a)           Submission of Operating Budget and Financial Model. Borrower shall, (x) as a condition precedent to the occurrence of the Eighth Amendment Effective Date, (y) as a condition precedent to the occurrence of the Term Conversion Date ~~under Section 4.05(f)~~, and (z) no later than sixty (60) days before the commencement of each calendar year thereafter, submit to the Administrative Agent (i) a draft of its proposed Operating Budget for the succeeding calendar year and (ii) a draft of its updated Financial Model on a quarterly basis over a period ending no sooner than the latest scheduled termination date of the Initial Material Project Documents. Any such Operating Budget and/or updated Financial Model submitted by Borrower pursuant to this Section 5.20(a) shall not be effective until approved by the Administrative Agent in accordance with Section 5.20(b) or 5.20(c) below (it being acknowledged that the Administrative Agent has approved the Operating Budget for 2022 and the updated Financial Model delivered pursuant to the Eighth Amendment).

94
Bakersfield Refinery – Senior Credit Agreement

(b)           Approval of Operating Budget. Each Operating Budget delivered pursuant to Section 5.20(a) shall not be effective until approved by the Administrative Agent, such approval not to be unreasonably withheld, conditioned, or delayed (it being acknowledged that the Administrative Agent has approved the Operating Budget for 2022 and the updated Financial Model delivered pursuant to the Eighth Amendment). The Operating Budget will be deemed to be approved unless the Administrative Agent objects in writing to such Operating Budget within twenty (20) days of receipt thereof. In the event that, pursuant to the immediately preceding sentence, the Operating Budget is not approved by the Administrative Agent (which approval shall not be unreasonably withheld, conditioned, or delayed) or Borrower has not submitted a proposed Operating Budget in accordance with ~~the terms and conditions herein~~Section 5.20(a) (excluding the Operating Budget for 2022 delivered pursuant to the Eighth Amendment), an operating budget including the greater of (x) the sum of 100% of the then-actual costs of feedstock, consumables, utilities, routine maintenance and any other variable costs for ~~such~~the then current calendar year and 105% of the ~~other~~fixed costs, including Capital Expenditures (other than for routine maintenance), set forth in the Operating Budget for the immediately preceding calendar year, or in the case of the Operating Budget delivered in connection with the Term Conversion Date, the Operating Budget of 2022 and (y) the amounts specified in the Financial Model delivered on ~~the Closing~~or before the Eighth Amendment Effective Date for such calendar year (or any updated Financial Model approved by the Administrative Agent (which approval shall not be unreasonably withheld, conditioned or delayed)), in any case, shall apply until the Operating Budget for the then current calendar year is approved. Copies of each final Operating Budget adopted shall be furnished to the Administrative Agent promptly upon its adoption.

(c)           Intra-year Adjustments to Operating Budget. Operating Expenses and Capital Expenditures shall be made in accordance with such Operating Budget, except as set forth in this Section 5.20(c). Borrower may from time to time adopt an amended Operating Budget for the remainder of any calendar year to which the amended Operating Budget applies, and such amended Operating Budget shall be effective as the Operating Budget for the remainder of such calendar year upon the consent of the Administrative Agent ~~(in consultation with the Independent Engineer)~~ to such amendment, ~~such~~which consent shall not to be unreasonably withheld, conditioned, or delayed. Notwithstanding the foregoing and without necessitating any such amendment, but without limiting the applicability of Section 6.07(d), the Loan Parties may pay all actual variable operating costs (including for Capital Expenditures for routine maintenance) and may exceed the aggregate annual fixed Operating Expenses and Capital Expenditures (other than for routine maintenance) set forth in any Operating Budget: (i) to the extent reasonably necessary to avoid imminent threat to human life or property; (ii) by an amount not to exceed 15% for 2022 and 5% for each subsequent year, in each case, of the aggregate budgeted amount of Operating Expenses and Capital Expenditures for the applicable calendar year; (iii) Capital Expenditures funded with Sponsor Equity Contributions and/or amounts available for Restricted Payments pursuant to Section 6.06(d).

Section 5.21        Collateral Account Report. Borrower shall provide to the Administrative Agent, within three (3) business days of the end of each calendar month, in electronic format, an itemized summary of all withdrawals from the Collateral Accounts made during such calendar month.

Section 5.22        Construction of the Project; Final Completion.

(a)           Borrower shall construct, or cause the construction of, the Project in all material respects in accordance with the Material Construction Contracts and the approved plans and specifications thereunder, Prudent Industry Practices, Authorizations by Governmental Authorities and Legal Requirements.

95
Bakersfield Refinery – Senior Credit Agreement

(b)           Borrower shall cause (i) Final Completion (other than any immaterial Punch List items) and (ii) Punch List items necessary for the operation of the Project in accordance with Prudent Industry Practices, in each case, to be achieved on or prior to ~~the “Guaranteed Final Acceptance Date” (howsoever defined in each of the EPC Agreements), as such date may be adjusted in accordance with the terms of such EPC Agreements and this Agreement~~January 31, 2023.

Section 5.23        Independent Engineer; Performance Test.

(a)           Borrower shall permit Administrative Agent, the Lenders and their respective representatives and technical advisors and the Independent Engineer to witness and verify the Performance Tests to the extent reasonably requested by Administrative Agent, acting at the direction of the Required Lenders, and the Independent Engineer in each case subject to the terms of the applicable Material Construction Contracts. Borrower shall give Administrative Agent, the Lenders and the Independent Engineer notice regarding any proposed Performance Test promptly following Borrower’s receipt of such notice (and, in any event, no less than three (3) Business Days prior to any Performance Test). Borrower shall forward to Administrative Agent and the Independent Engineer the procedures to be used in the conduct of the Performance Test in connection with such notice. If, upon completion of any Performance Test, Borrower believes that such Performance Test has been satisfied, it shall so notify Administrative Agent and the Independent Engineer and shall deliver a copy of all test results supporting such conclusion, accompanied by reasonable supporting data.

(b)           In connection with satisfying the conditions for Substantial Completion and Final Completion, the Borrower shall (i) perform a Refinery Performance Test, (ii) provide Administrative Agent, the Lenders and the Independent Engineer notice of each Refinery Performance Test no less than ten (10) Business Days prior to the conducting of such Refinery Performance Test and permit the Independent Engineer to witness and verify such Refinery Performance Test, (iii) conduct each Refinery Performance Test in material compliance with the EPC Agreements and (iv) deliver a copy of each Refinery Performance Test results, accompanied by supporting data and calculations (each, a “Refinery Performance Test Report”), and the Independent Engineer shall, within fifteen (15) Business Days after the receipt of such Refinery Performance Test Report, which report shall (1) verify for Administrative Agent and the Lenders the results contained in such Refinery Performance Test Report and confirm to Administrative Agent and the Lenders that such Refinery Performance Test was performed in materially compliance with the EPC Agreements or (2) deliver a report to Administrative Agent, the Lenders and Borrower setting forth in reasonable detail any objections of the Independent Engineer to such Refinery Performance Test Report. If any objections are made by the Independent Engineer or the Required Lenders, then Borrower shall address such objections to the reasonable satisfaction of the Independent Engineer and the Required Lenders or re-conduct such Refinery Performance Test in accordance with this Section 5.23(b).

Section 5.24        Operation and Maintenance of Project. Project Company shall construct, keep, operate and maintain the Project, or cause the same to be constructed, kept, maintained and operated (ordinary wear and tear and force majeure events excepted), in a manner consistent in all material respects with this Agreement and Prudent Industry Practices, and make or cause to be made all repairs (structural and non-structural, extraordinary or ordinary) necessary to keep the Project in such condition.

96
Bakersfield Refinery – Senior Credit Agreement

Section 5.25        Certain Post-ClosingOther Obligations.

(a)           Borrower shall design and implement the Feedstock Execution Plan as specified therein and provide evidence of such implementation reasonably satisfactory to the Administrative Agent.

~~(a)           Borrower shall cause GCE Operating to implement the Executive Hiring Plan as specified therein and provide evidence of such implementation reasonably satisfactory to the Administrative Agent.~~

~~(a)           Borrower shall complete the Rail Development Milestones as specified therein and provide evidence of such completed milestones reasonably satisfactory to the Administrative Agent.~~

~~(a)           Borrower shall complete the Gas Supply Commercial Milestones as specified therein and provide evidence of such completed milestones reasonably satisfactory to the Administrative Agent.~~

~~(a)           Borrower shall complete the Environmental and Permitting Milestones as specified therein and provide evidence of such completed milestones reasonably satisfactory to the Administrative Agent.~~

(b)           Borrower shall use commercially reasonable efforts to enter into a Permitted Working Capital Facility on or before ~~August 1~~June 30, ~~2021~~2022.

~~(a)           Borrower shall enter into a product marketing agreement or an offtake agreement with ExxonMobil, in a form reasonably satisfactory to the Administrative Agent on or before June 1, 2021.~~

~~(a)           Borrower shall enter into a franchise agreement with the County of Kern, in a form reasonably satisfactory to the Administrative Agent within ninety (90) days following the Tranche A Funding Date.~~

~~(a)           Borrower shall use commercially reasonable efforts to obtain a Consent to Collateral Assignment in respect of the Industrial Track Agreement by the date that is ninety (90) days following the Closing Date.~~

~~(a)           The Collateral Agent shall have received the certificates representing the shares of Capital Stock of Holdings, Borrower and the Project Company pursuant to the Security Agreement, together with an undated stock power for each such certificate executed in blank by a duly Authorized Representative of the Holdings, Borrower or the Project Company, as applicable, within thirty (30) days following the Tranche A Funding Date.~~

97
Bakersfield Refinery – Senior Credit Agreement

(c)           Borrower shall ~~deliver to~~(i) notify the Administrative Agent ~~evidence from the CA Secretary of State of filing of the CA Foreign Qualification upon receipt, but in any event within forty-five (45) days after the Tranche A Funding Date (as extended~~of its intent to pursue any Permitted Prepaid Sale Arrangement (including providing any information reasonably requested by the Administrative Agent ~~in its reasonable discretion)~~relating thereto) and (ii) at least five (5) Business Days prior to entering into any Permitted Prepaid Sale Arrangement, provide a copy of all documentation relating thereto to the Administrative Agent.

(d)           Borrower shall ~~enter into~~maintain the amended and restated non-solicitation and confidentiality agreements, each dated as of Eighth Amendment Effective Date with each of Richard Palmer and Noah Verleun, ~~in forms reasonably satisfactory to the Administrative Agent, prior to the Tranche A Funding Date that~~respectively, so that they restrict the Disposition by such Persons of any Capital Stock in Sponsor or any of its Subsidiaries prior to the date on which the ~~Class B MOIC (as defined in the HoldCo Borrower LLC Agreement in effect as of the date hereof) is at least 1.33x~~outstanding amount of Loans is $150,000,000 or less; unless (x) such Disposition is for estate planning purposes to an entity that is and remains controlled by such person or (y) all of the cash proceeds from any such Dispositions are used to pay costs and expenses (specifically including amounts needed to purchase any Capital Stock or to cover any resultant tax liabilities) incurred in connection with the exercise of options to purchase Capital Stock.  The foregoing restrictions in such agreements shall apply for so long as each of Richard Palmer and Noah Verleun, respectively, remain employed by the Sponsor or any of its Subsidiaries and shall continue following any separation of such Persons from the Sponsor or any of its Subsidiaries.  ~~Following the execution of the foregoing agreements, the~~The Borrower shall use all commercially reasonable efforts to promptly enforce the terms of such agreements and pursue all available rights and remedies following any breach thereof by either counterparty.

~~(a)           The Borrower shall, within ninety (90) days following the Tranche A Funding Date, amend the ARB EPC Agreement as follows, in each case, pursuant to an amendment or Change Order in form and substance reasonably satisfactory to the Administrative Agent (in consultation with the Independent Engineer):~~

~~(i)           to add to the scope of work the design, procurement, delivery and installation of a membrane separation unit related to hydrogen production at the Project;~~

~~(i)           to add Compressor 15 (C-15) into the overall process;~~

~~(i)           to add to the scope of work the inspection and either refurbishment of existing desulfurizers or installation of new purge-gas pre-treatment systems (also known as an ‘iron-sponge’); and~~

~~(i)           if reasonably expected to be required to meet the Significant Milestones, to add to the scope of work the design, procurement, delivery, and installation of any free-standing structure to support platforms around the Reactors;~~

~~provided, that one or more of the foregoing shall not be required if TechnipFMC (or the engineer of record working under the ARB EPC Agreement) and the Administrative Agent (at the direction of the Independent Engineer) mutually determine that any such items are not necessary to achieve Substantial Completion by the Date Certain.~~

98
Bakersfield Refinery – Senior Credit Agreement

~~(a)           The Borrower shall, within sixty (60) days following the Closing Date, deliver an updated construction budget to the Administrative Agent (the “Updated Construction Budget”), in a form reasonably satisfactory to the Required Lenders, which Updated Construction Budget shall demonstrate a total specified contingency of at least $5,000,000; provided that, if the Borrower fails to deliver such Updated Construction Budget satisfying the foregoing requirements, then the Borrower shall use best efforts to, within two hundred forty (240) days following the Closing Date, cause Equity Contributions to be deposited into the Revenue Account in an amount equal to or greater than the positive difference between (x) $5,000,000 and (y) the contingency specified in the Updated Construction Budget (such requirements in this proviso, the “Equity Contribution Requirement”). Notwithstanding the foregoing, the parties agree that no Default shall have occurred under this Section 5.25(n) prior to the date which the Borrower has failed to satisfy the Equity Contribution Requirement.~~

Section 5.26        ~~Independent Engineer; Performance Testing~~ [Reserved].

~~(a)           Borrower shall permit each Lender and the Independent Engineer to witness and verify the Performance Tests to the extent requested by the Administrative Agent (acting at the reasonable direction of the Required Lenders) and the Independent Engineer, in each case subject to the terms of the applicable EPC Agreement. Borrower shall give each Lender and the Independent Engineer notice regarding any proposed Performance Test promptly following Borrower’s receipt of such notice (and, in any event, no less than three (3) Business Days prior to any Performance Test). Borrower shall forward to Administrative Agent and the Independent Engineer the procedures to be used in the conduct of the Performance Test in connection with such notice. If, upon completion of any Performance Test, Borrower believes that such Performance Test has been satisfied, it shall so notify each Lender and the Independent Engineer and shall deliver a copy of all test results supporting such conclusion, accompanied by reasonable supporting data.~~

~~(a)           Borrower shall: (i) in connection with satisfying the conditions for Substantial Completion and/or Final Completion, perform a Refinery Performance Test, (ii) provide Administrative Agent, the Lenders and the Independent Engineer notice of each Refinery Performance Test no less than ten (10) Business Days prior to the conducting of such Refinery Performance Test and permit the Independent Engineer to witness and verify such Refinery Performance Test, (iii) conduct each Refinery Performance Test in material compliance with the EPC Agreements and (iv) deliver a copy of each Refinery Performance Test results, accompanied by supporting data and calculations (each, an “Refinery Performance Test Report”), and the Independent Engineer shall, within fifteen (15) Business Days after the receipt of such Refinery Performance Test Report, which report shall (1) verify for Administrative Agent and the Lenders the results contained in such Refinery Performance Test Report and confirm to Administrative Agent and the Lenders that such Refinery Performance Test was performed in materially compliance with the EPC Agreements or (2) deliver a report to Administrative Agent, the Lenders and Borrower setting forth in reasonable detail any objections of the Independent Engineer to such Refinery Performance Test Report. If any objections are made by the Independent Engineer or the Required Lenders, then Borrower shall address such objections to the reasonable satisfaction of the Independent Engineer and the Required Lenders or re-conduct such Refinery Performance Test in accordance with this Section 5.26(b).~~

99
Bakersfield Refinery – Senior Credit Agreement

Section 5.27        As-Built Surveys; Title Endorsement. Borrower shall, no later than ninety (90) days after the Term Conversion Date, deliver to Administrative Agent (a) an ALTA as-built survey (or other survey approved by Administrative Agent (such approval not to be unreasonably withheld, conditioned, or delayed) or the most recent draft of any such ALTA as-built survey or other survey approved by the Administrative Agent in the event the final version of such survey is not yet available) of the Site, reasonably satisfactory in form and substance to Administrative Agent, such survey certified to Administrative Agent, Collateral Agent, Borrower and Title Company by a surveyor licensed in the state where the Project is located and reasonably satisfactory to the Lenders in a manner sufficient to delete any general survey exception with respect to the Site from the Title Policy and (b) an endorsement to the Title Policy issued by the Title Company substantially in the form of Exhibit T.

Section 1.01Section 5.28        Qualified CEO and Qualified Officers. ~~The~~Up until the six-month anniversary of the Final Completion Date, the Loan Parties shall cause the Qualified CEO and each Qualified Officer to dedicate substantially all of their time and effort to the business of the Loan Parties and the ownership, construction, operation and maintenance of the Project; provided that (i) Richard Palmer and Noah Verleun shall be permitted to continue dedicating such time and effort to the business and operations of Sponsor and SusOils as are reasonably necessary to perform and satisfy their respective duties and responsibilities in respect of the business and operations of Sponsor and SusOils, (ii) in the event of the death, resignation, removal, incapacitation, death or other cessation of performance of duties (as a result of a family emergency, a personal matter or otherwise) of the Qualified CEO or Qualified Officer (so long as such cessation exceeds a period of consecutive forty-five (45) days) (any such occurrence, a “Qualified Officer Event”), Project Company shall, within (~~i~~x) ninety (90) days in the case of a Qualified Officer Event affecting the Qualified CEO and (~~ii~~y) sixty (60) days in the case of a Qualified Officer Event affecting any Qualified Officer, appoint a natural person in replacement thereof (which may be the Qualified CEO or another Qualified Officer, to the extent such natural person assumes the role of the Qualified Officer affected by such Qualified Officer Event); provided, further, that (~~i~~A) any such replacement shall be reasonably acceptable to the Administrative Agent (such acceptance not to be unreasonably withheld, conditioned or delayed) and (~~ii~~B) no Default or Event of Default shall occur under this Section 5.28 until the one-hundred eightieth (180th) day following any Qualified Officer Event so long as Project Company is diligently attempting to comply with this Section 5.28 and no Material Adverse Effect is or would reasonably be expected to occur from any failure to comply with this Section 5.28.

Section 5.28Section 5.29        Accounts.

(a)            Construction Account.

(i)           Deposits into the Construction Account. Except as otherwise specified in this Section 5.29, Borrower shall deposit, and shall use all reasonable efforts to cause third parties that would otherwise make payments directly to Borrower to deposit, all revenues, payments, cash and proceeds (including Loan proceeds and any tax credit proceeds, including from the Federal blender’s tax credit) from whatever source received by it after the Closing Date and prior to the Term Conversion Date to be deposited into the Construction Account~~; provided that on the Tranche A Funding Date, the proceeds of the Loans shall~~ (excluding any amounts required to be deposited ~~and/or transferred~~into any Permitted Working Capital Facility Account in accordance with the ~~Funds Flow Memorandum.~~applicable Permitted Working Capital Facility documentation and the ABL Intercreditor Agreement). In addition to the foregoing, the Borrower shall deposit, or cause to be deposited, on the Eighth Amendment Effective Date, an amount equal to $77,400,000 into the Construction Account and an amount equal to $18,000,000 into the Debt Service Reserve Account (such $95,400,000 in the aggregate, the “Eighth Amendment Contribution”).

100
Bakersfield Refinery – Senior Credit Agreement

(ii)               Transfers from the Construction Account.

(A)             After the Closing Date and on and prior to the ~~Final Completion~~Term Conversion Date subject to the satisfaction or waiver of the conditions set forth in Section 4.04, Borrower may cause to be transferred from the Construction Account an amount equal to ~~the~~ Project Costs then due and payable or becoming due and payable within the next thirty (30) days (and the Administrative Agent shall, to the extent the conditions set forth in Section 4.04 have been satisfied or waived, countersign any withdrawal certificates required under any Control Agreements to allow such transfers); provided, that in no event shall the Borrower use Project Revenues to pay for Project Costs in an amount in excess of the then-current Cash Flow Utilization Cap.

(B)              ~~On each Funding Date prior to the Term Conversion Date, Borrower shall cause, and the Administrative Agent and the Lenders hereby consent to Borrower causing, funds to be transferred from the Construction Account to the Debt Service Reserve Account so that the amount then on deposit in the Debt Service Reserve Account equals the Debt Service Reserve Funding Amount after giving effect to such transfer (and the Administrative Agent shall countersign any withdrawal certificates required under any Control Agreements to allow such transfers).~~[Reserved].

(C)              On ~~the Final Completion~~or within 90 days of the Term Conversion Date, Borrower shall cause any remaining amounts on deposit in the Construction Account to be transferred to the Revenue Account ~~(and the Administrative Agent shall countersign any withdrawal certificates required under any Control Agreements to allow such transfers) and, promptly thereafter, permanently close the Construction Account~~.

101
Bakersfield Refinery – Senior Credit Agreement

(b)           Revenue Account.

(i)           Deposits into the Revenue Account. Except as otherwise specified in this Section 5.29, Borrower shall deposit, and shall use all reasonable efforts to cause third parties that would otherwise make payments directly to Borrower to deposit, all revenues, payments, cash and proceeds (including Loan proceeds and any tax credit proceeds, including from the Federal blender’s tax credit) from whatever source received by it on and after the Term Conversion Date to be deposited into the Revenue Account (excluding any amounts required to be deposited into any Permitted Working Capital Facility Account in accordance with the applicable Permitted Working Capital Facility documentation and the ABL Intercreditor Agreement).

(ii)           Transfers from the Revenue Account. Following the Term Conversion Date, subject to delivery of a Revenue Transfer Certificate to Administrative Agent, Borrower shall direct the applicable Depositary Bank to transfer amounts from the Revenue Account at the following times and in the following order of priority (subject, however, to Section 2.12(b) and the proviso in Section 5.29(b)(ii)(I)) (and the Administrative Agent shall, to the extent the conditions for such transfers have been satisfied, countersign any withdrawal certificates required under any Control Agreements to allow such transfers):

(A)              first, on each Monthly Date, transfer, to (1) the Operating Account an amount equal to, together with the amounts then on deposit in or credited to the Operating Account, the sum (without duplication) of (~~x~~w) the Operating Expenses and Capital Expenditures then due and payable (including Operating Expenses and Capital Expenditures owing from a prior month) in accordance with the then applicable Operating Budget and the Remaining Costs then due and payable, (~~y~~x) 110% of the Operating Expenses and Capital Expenditures reasonably expected to be due and payable before the next Monthly Date as set forth in the then applicable Operating Budget~~,~~ and the Remaining Costs reasonably expected to be due and payable before the next Monthly Date, (~~z~~y) an amount determined by Borrower in accordance with Prudent Industry Practice to represent a reasonable working capital reserve (taking into account reasonably anticipated Remaining Costs and Operating Expenses of Borrower), but in any event not to exceed, together with amounts then on deposit in the Liquidity and Capex Project Account, forty-five (45) days’ worth of anticipated Remaining Costs and Operating Expenses (the “Maximum Liquidity and Capex Amount”) and (z) any fees, costs, expenses, indemnification payments, interest or principal due and payable under any Permitted Working Capital Facility or reasonably expected to be due and payable thereunder before the next Monthly Date, and (2) the Liquidity and Capex Project Account, an amount that, taken together with the amounts under Section 5.29(b)(ii)(A)(1)(z) and the amounts then on deposit in or ~~credit~~credited to the Liquidity and Capex Project Account, does not exceed the Maximum Liquidity and Capex Amount; provided, that the aggregate amount of Remaining Costs funded pursuant to the foregoing clause (1) using Project Revenues shall not exceed the Cash Flow Utilization Cap in the aggregate over the term of this Agreement;

(B)              second, on each Monthly Date and after giving effect to the transfers specified in clause (A) above, (1) first, to Agent (for the benefit of Agent) an amount equal to the sum (without duplication) of all fees, costs and expenses and indemnification payments then due and payable to Agent under the applicable Financing Documents and (2) second, to the Administrative Agent (for the benefit of the applicable Lenders) an amount equal to the sum (without duplication) of all fees, costs and expenses and indemnification payments then due and payable to the Lenders under the applicable Financing Documents;

102
Bakersfield Refinery – Senior Credit Agreement

(C)               third, on each Quarterly Date and after giving effect to the transfers specified in clauses (A) and (B) above, (I) first, to Agent (for the benefit of the Lenders) an amount equal to the interest on the Loans then due and payable by Borrower hereunder; and (II) second, to the HoldCo Borrower in an amount equal to ~~amount of reasonable~~the actual operating expenses and fees ~~in accordance with the HoldCo Credit Agreement in effect as of the date hereof;~~of the HoldCo Borrower then due and payable or reasonably anticipated to become due and payable prior to the next Quarterly Date, up to an amount not to exceed $100,000 in the aggregate in any twelve month period;

(D)               fourth, on the Maturity Date (or any other date on which principal on the Loans becomes due and payable hereunder) (other than amounts payable pursuant to clause (~~E~~H) below) and after giving effect to the transfers specified in clauses (A) through (C) above, to Agent (for the benefit of the Lenders) an amount equal to the principal on the Loans then due and payable by Borrower hereunder;

(E)               [Reserved].

~~(E)~~(F)          ~~fifth,~~sixth on each Quarterly Date and after giving effect to the transfers specified in clauses (A) through (~~D~~E) above, transfer to the ~~Debt Service~~Major Maintenance Reserve Account the amount ~~(~~, if any, and to the extent of funds available at this clause (~~E)~~F) necessary to fund the ~~Debt Service~~Major Maintenance Reserve Account so that the ~~amount~~sum of amounts then on deposit in the ~~Debt Service~~Major Maintenance Reserve Account ~~equals the Debt Service Reserve Funding~~and the Liquidity and Capex Project Account is equal to the reasonably anticipated Capital Expenditures for the next six-month period (“Major Maintenance Reserve Amount”) as of such Quarterly Date;

(F)               sixth, thirteen (13) Business Days following ~~each Quarterly Date and after giving effect to the transfers specified in clauses (A) through (E) above, transfer to Agent (for the benefit of the Lenders) an amount equal to the ECF Sweep Amount that is accepted for mandatory prepayment by Lenders pursuant to Section 2.06(b)(v) and 2.06(c) as of such applicable Quarterly Date;~~

(G)               seventh, ~~thirteen (13) Business Days following~~on each Quarterly Date and after giving effect to the transfers specified in clauses (A) through (F) above, to any other person to whom a payment in respect of accrued and unpaid interest and/or principal amount of any Permitted Indebtedness ~~(other than Permitted Indebtedness under Section 6.02(b))~~ is then due and payable (if any) and any ordinary course settlements to any Permitted Hedging Counterparties under any Swap Agreements;

(H)               eighth, on each Quarterly Date and after giving effect to the transfers specified in clauses (A) through (G) above, transfer to Agent (for the benefit of the Lenders) an amount equal to the ECF Sweep Amount as of such applicable Quarterly Date;

103
Bakersfield Refinery – Senior Credit Agreement

~~(H)~~(I)           ~~eighth, thirteen (13) Business Days following~~ninth, on each Quarterly Date, and after giving effect to the transfers specified in clauses (A) through (~~G~~H) above, transfer to GCE Holdings the amount due and payable under the CCI Hedging Documentation (in effect as of the date hereof and the amount of such transfers pursuant to this Section 5.29(b)(ii)(~~H~~I) not to exceed, in the aggregate, $20,250,000); provided that the Borrower may elect in its sole discretion that such transfer not be made on such Quarterly Date;

~~(I)~~(J)            ~~ninth, thirteen (13) Business Days following~~tenth, on each Quarterly Date on or after March 31, 2023, and after giving effect to the transfers specified in clauses (A) through (~~H~~I) above, but only to the extent that the Distribution Transfer Condition is then satisfied, then transfer to the Distribution Suspense Account all amounts remaining on deposit in the Revenue Account.

On any Monthly Date or Quarterly Date, if the amount required to be transferred from the Revenue Account pursuant to any applicable clause of Section 5.29(b)(ii) exceeds the amount then on deposit in or credited to the Revenue Account after the transfers made pursuant to all applicable preceding clauses are completed, the amount on deposit in the Revenue Account at the time of application pursuant to such clause shall be transferred pro rata to each of the Persons specified in such clause based on the respective amounts owed to such Persons pursuant to such clause.

(c)           Operating Account.

(i)           Deposits into the Operating Account. Amounts shall be deposited into the Operating Account in accordance with Section 5.29(b)(ii)(A)(1).

(ii)           Transfers from the Operating Account. Borrower shall cause amounts on deposit in the Operating Account to be applied to Remaining Costs, Operating Expenses and Capital Expenditures then due and payable in accordance with the Operating Budget (and the Administrative Agent shall countersign any withdrawal certificates required under any Control Agreements to allow such application) or to any amounts due and payable under any Permitted Working Capital Facility.

(d)           Liquidity and Capex Project Account.

(i)           Deposits into the Liquidity and Capex Project Account. Amounts shall be deposited into the Liquidity and Capex Project Account in accordance with Section 5.29(b)(ii)(A)(2).

(ii)           Transfers from the Liquidity and Capex Project Account. Borrower shall cause amounts on deposit in the Liquidity and Capex Project Account to be used by Borrower to pay Operating Expenses or Capital Expenditures then due and payable (in accordance with the then applicable Operating Budget or to pay Remaining Costs, in each case, for the Project in accordance with Prudent Industry Practice and subject to Administrative Agent’s reasonable discretion).

104
Bakersfield Refinery – Senior Credit Agreement

(e)           Debt Service Reserve Account.

(i)           Deposits into the Debt Service Reserve Account. ~~Amounts shall be deposited~~A portion of each Loan funded prior to the Eighth Amendment Effective Date has been funded into the Debt Service Reserve Account ~~in accordance with Section 5.29(b)(ii)(E)~~.

(ii)           Transfers from the Debt Service Reserve Account.

(A)             If Borrower determines that the cash on deposit in the ~~Revenue~~Construction Account is not anticipated to be adequate to pay all amounts due and payable to the Secured Parties required to be paid pursuant to the Financing Documents on any Quarterly Date (such insufficiency, the “Debt Payment Deficiency”), Borrower shall promptly direct the applicable Depositary Bank to transfer an aggregate amount equal to the Debt Payment Deficiency (or, if less, the aggregate amount of cash then on deposit in the Debt Service Reserve Account) from the Debt Service Reserve Account to Agent to pay, on behalf of Borrower, the Debt Payment Deficiency.

(B)              ~~If on~~On any Quarterly Date following the Term Conversion Date ~~the aggregate amount of cash then on deposit in the Debt Service Reserve Account is in excess of the Debt Service Reserve Funding Amount at such time~~, Borrower shall be entitled to direct the applicable Depositary Bank to transfer ~~such excess~~all amounts on deposit in the Debt Service Reserve Account to the Revenue Account, and thereafter may close the Debt Service Reserve Account.

(f)           Extraordinary Receipts Account.

(i)            Deposits into the Extraordinary Receipts Account.

(A)             After the Closing Date, Borrower shall deposit, and shall use all reasonable efforts to cause third parties that would otherwise make payments directly to Borrower to deposit, into the Extraordinary Receipts Account (1) the Net Available Amount of any Disposition (or series of related Dispositions), (2) the Net Available Amount of any Event of Loss, (3) the Net Available Amount of any Extraordinary MPD Proceeds and/or (4) the proceeds of any Indebtedness (other than Permitted Indebtedness) (such amounts described in this clause (A), “Extraordinary Receipts”).

(B)              Other than Extraordinary Receipts described in clause (4) of the definition thereof, if Borrower receives Net Available Amount of any Extraordinary Receipts in an amount less than $1,000,000 in the aggregate, Borrower shall be permitted to transfer such amounts to the Revenue Account and use such Net Available Amount as permitted under Section 5.29(a).

105
Bakersfield Refinery – Senior Credit Agreement

(C)           If Borrower receives Net Available Amount of any Extraordinary Receipts in an amount equal to or in excess of $1,000,000 in the aggregate, Borrower shall either:

(I)                other than in the case of the proceeds of Extraordinary Receipts described in clause (A)(4) above, submit to Administrative Agent and the Lenders a Reinvestment Notice setting forth, in reasonable detail, a reinvestment plan in respect of such Net Available Amount (such plan, a “Reinvestment Plan”) within the earlier of (x) fifteen (15) days following the receipt of such Net Available Amount and (y) forty-five (45) days following the Disposition or Event of Loss, as applicable; or

(II)             use such Net Available Amount to repay the Loans in accordance with Section 2.06(b).

(ii)           Transfers from the Extraordinary Receipts Account.

(A)             If the events in clause (i)(C)(I) above occur and the Administrative Agent, acting at the direction of the Required Lenders (and in consultation with the Independent Engineer) approves the applicable Reinvestment Plan (such approval not to be unreasonably withheld, conditioned or delayed), then Borrower shall be permitted to cause such Net Available Amount to be transferred from the Extraordinary Receipts Account from time to time to use in accordance with such Reinvestment Plan (and the Administrative Agent shall, to the extent the conditions (if any) set forth in the Reinvestment Plan for such transfers have been satisfied, countersign any withdrawal certificates required under any Control Agreements to allow such transfers). In the event any Reinvestment Plan is not approved by the Administrative Agent, acting at the direction of the Required Lenders, Borrower may elect to re-submit Reinvestment Plans until a Reinvestment Plan is approved or to use such Net Available Amount to repay the Loans in accordance with Section 2.06(b); provided that, Borrower shall not be permitted to re-submit the Reinvestment Notice following the date on which the Administrative Agent, acting at the direction of the Required Lenders, has rejected the third (3rd) Reinvestment Notice submitted by Borrower.

(B)              If funds remain on deposit in the Extraordinary Receipts Account following Borrower’s certification to Administrative Agent of its completion of the reinvestment activities described in such Reinvestment Plan (as confirmed to the Administrative Agent by Independent Engineer), Borrower shall promptly cause such funds to be transferred to the Revenue Account (and the Administrative Agent shall countersign any withdrawal certificates required under any Control Agreements to allow such transfers).

106
Bakersfield Refinery – Senior Credit Agreement

(g)           Distribution Suspense Account.

(i)            Deposits into the Distribution Suspense Account.

(A)             The Distribution Suspense Account shall be unfunded on the Closing Date.

(B)              Amounts shall be deposited into the Distribution Suspense Account in accordance with Section 5.29(b)(ii)(~~H~~J).

(ii)           Transfers from the Distribution Suspense Account. So long as (1) no Default or Event of Default has occurred and is continuing, or would result therefrom (as certified by an Authorized Representative of Borrower at least five (5) days prior to the proposed date of such Restricted Payment) and (2) such Restricted Payment occurs on ~~the earlier of (a) the date that is thirteen (13) Business Days after each Quarterly Date and (b) the date that the ECF Prepayment Offer for the applicable quarter has been accepted or rejected in accordance with~~or after the prepayment contemplated by Section 2.06(~~c~~b)~~,~~(v) and in any event, not more than forty-five (45) days after any Quarterly Date, then Borrower shall be permitted to cause amounts then on deposit in the Distribution Suspense Account to be transferred in the amounts, and to the recipients, specified by Borrower (and the Administrative Agent shall countersign any withdrawal certificates required under any Control Agreements to allow such transfers).

(h)           ~~(g) Cash~~Major Maintenance Reserve Account.

(i)            Deposits into the ~~Cash~~Major Maintenance Reserve Account. Amounts shall be deposited into the Major Maintenance Reserve Account in accordance with Section 5.29(b)(ii)(F).

~~(A)            The Cash Reserve Account shall be funded on or before September 15, 2021 by depositing cash in an amount not less than the Additional Cash Reserve Amount.~~

~~(ii)~~            Transfers from the ~~Cash~~Major Maintenance Reserve Account.

(ii)            ~~If~~ Borrower ~~determines that the cash~~shall cause amounts on deposit in the ~~Construction Account is not anticipated to be adequate to pay all Project Costs~~Major Maintenance Reserve Account to be used by Borrower, after application of all amounts on deposit in the Liquidity and Capex Project Account, to pay Operating Costs or Capital Expenditures then due and payable ~~or becoming due and payable within the next thirty (30) days (“Project Contingency Costs”), then Borrower shall promptly direct the applicable Depositary Bank to transfer an aggregate amount equal to the Project Contingency Costs (or, if less, the aggregate amount of cash then on deposit in the~~(in accordance with the then applicable Operating Budget, in each case, for the Project in accordance with Prudent Industry Practice).

(i)           Cash Reserve Account~~) from the Cash Reserve Account to pay, on behalf of Borrower, the Project Contingency Costs~~.

107
Bakersfield Refinery – Senior Credit Agreement

(i)           Deposits into the Cash Reserve Account. The Borrower may, at its election, deposit into the Cash Reserve Account the proceeds of any Sponsor Equity Contributions made after the Eighth Amendment Effective Date.

~~After the Term Conversion Date, at such time as the Administrative Agent determines, in its sole discretion, that the amounts on deposit in the Cash Reserve Account are no longer needed to fund any Project Costs (whether due in the next thirty (30) days or thereafter), Borrower shall cause any remaining amounts on deposit in the Cash Reserve Account to be transferred first, in an amount equal to $5,000,000 to make a voluntary prepayment of the Loan in accordance with Section 2.06(a), and second, to the Sponsor (and the Administrative Agent shall countersign any withdrawal certificates required under any Control Agreements to allow such transfers) and, promptly thereafter, permanently close~~Transfers from the Cash Reserve Account.

~~Section 1.01           Post-Third Amendment Covenants.~~

~~(a)           Additional Capital Raise. The Sponsor or one or more other parent companies of Borrower shall, on or prior to September 15, 2021, (i) complete a financing transaction in an aggregate amount equal to at least $35,000,000 (excluding both the “Lender Amendment & Consent Premium” and the “COMA Reimbursement,” as those terms are defined in that certain Amendment No. 3 to Credit Agreement, dated March 26, 2021) (the “Additional Capital Raise”), and (ii) cause $35,000,000 of the Additional Capital Raise to be deposited into the Cash Reserve Account. In connection with the Additional Capital Raise, the Sponsor or one or more parent companies of the Borrower on or before April 30, 2021 shall (i) have engaged a placement agent and/or underwriter reasonably acceptable to the Administrative Agent, and (ii) have presented to the Administrative Agent evidence of a financing plan reasonably acceptable to the Administrative Agent (including the filing of a Form S-1 Registration Statement with the United States Securities and Exchange Commission or the execution of an agreement for an alternate non-public sale of securities). Failure to comply strictly with the deadlines in this Section shall be an Event of Default by Borrower under this Agreement.~~

~~(a)           Financial Governance.~~

~~(i)           Financial Staffing Plan.~~

~~(A)           Borrower shall by April 16, 2021, deliver to the Administrative Agent a plan for the engagement of financial staff that is reasonably satisfactory to the Administrative Agent (the “Financial Staffing Plan”).~~

~~(B)           Borrower shall by June 16, 2021, implement and appoint staff in accordance with the Financial Staffing Plan.~~

108
Bakersfield Refinery – Senior Credit Agreement

~~(iii)            Q1 2021 Monthly Financial Statements. Each Loan Party shall, on or prior to April 15, 2021, furnish to Administrative Agent the monthly unaudited consolidated financial statements of the Loan Parties, including (x) the unaudited consolidated balance sheet as of the end of each of January 2021 and February 2021 and the related unaudited statements of income, retained earnings and cash flows for each such monthly period and for the portion of such fiscal year ending on the last day of such period, all in reasonable detail and (y) a monthly report for each of January 2021 and February 2021 containing, to the extent applicable (A) such detailed information as Borrower customarily relies upon to monitor the operational performance of the Project, (B) information on the financial performance of the Project, (C) an update as to the “Cleaning Plan” (as defined in the SPA), including all notices and reporting relating thereto delivered under the SPA, (D) payments, royalties, volumes and costs relating to the SusOils License Agreement and (E) other key business performance indicators, in each case, in a form reasonably satisfactory to the Administrative Agent.~~

~~(ii)           2021 Operating Budget. Borrower shall, promptly after the Third Amendment Effective Date, submit to the Administrative Agent a draft of its proposed Operating Budget for calendar year 2021 and, cause the Operating Budget for calendar year 2021 to be approved or deemed approved by the Administrative Agent on or prior to April 15, 2021.~~

~~(a)           Q4 2020 Environmental, Social and Governance Report. Each Loan Party shall, on or prior to April 15, 2021, furnish to the Administrative Agent an environmental, social and governance report in respect of the fiscal quarter ending December 31, 2020 in the form attached as Exhibit H to the Credit Agreement.~~

~~(a)           Q4 2020 SusOils and Sponsor Information. Each Loan Party shall, on or prior to April 15, 2021, furnish to the Administrative Agent information relating to each of SusOils and Sponsor substantially in a form reasonably satisfactory to the Administrative Agent for the fiscal quarter ending December 31, 2020.~~

~~(a)           COMA Waiver. Borrower shall, on or prior to April 15, 2021, enter into a waiver to the COMA with the Operator, in form and substance reasonably satisfactory to the Administrative Agent, that provides for (i) the delivery of the required reports for January and February 2021 on or before April 15, 2021, (ii) a process for agreeing the 2021 budget for COMA items on or prior to April 15, 2021, and (iii) permits reimbursable spending during the period from January 1, 2021 to July 1, 2021, subject to such spending not exceeding $500,000 (the “COMA Reimbursable Spending”).~~

~~(a)           Financial Advisor. Borrower shall maintain the engagement of Fairlead Financial Advisors, LLC, as financial advisor to Borrower and the other Loan Parties, until the earlier of (i) July 15, 2021 and (ii) the date on which the Administrative Agent shall, at the request of Borrower, have consented to the termination of such engagement.~~

~~Section 1.01           Obligations Under the ARB EPC Agreement and ARB Parent Guarantee.~~

~~On and after the Fourth Amendment Effective Date, Borrower shall (i) comply in all material respects of their obligations under the ARB EPC Agreement and ARB Parent Guarantee (in each case, to the extent such obligations survive the termination of the ARB EPC Agreement) and (ii) promptly, and in coordination with the Administrative Agent, enforce its rights in the ARB EPC Agreement and ARB Parent Guarantee.~~

109
Bakersfield Refinery – Senior Credit Agreement

~~Section 1.01           Post-Fourth Amendment Covenants.~~

~~(a)           CTCI Transition Plan. In connection with the termination of the ARB EPC Agreement and entry into the CTCI EPC Agreement, Borrower shall, and shall use commercially reasonable efforts to cause each of ARB and CTCI to, comply with the CTCI Transition Plan in all material respects as and to the extent specified therein.~~

~~(a)           COMA Reimbursement. On or prior to May 31, 2021, the Administrative Agent shall have received evidence that the Borrower has received a payment from one or more parent companies in the amount of $1,300,000 to the following account: Account Name / Beneficiary: BKRF OCB, LLC; Account #: 6712274101; ABA #: 122000496; Bank: MUFG Union Bank, N.A.~~

(A)             Prior to the Final Completion Date, amounts on deposit in the Cash Reserve Account may be used by Borrower for payment of Project Costs, Remaining Costs, Operating Costs or Capital Expenditures permitted to be incurred under this Agreement.

(B)              At any time on or after the Final Completion Date, amounts on deposit in the Cash Reserve Account may be used by Borrower (1) for any purpose permitted hereunder or (2) to make a Restricted Payment so long as no Event of Default has occurred or is continuing.

Article VI

NEGATIVE COVENANTS

Each Loan Party hereby agrees that (i) from and after the Closing Date and prior to the Tranche A Funding Date, to the extent applicable (it being acknowledged and agreed that, prior to the Tranche A Funding Date, the Acquisition has not occurred, Project Company is not a Loan Party, and neither Borrower nor Holdings have rights to the Site or the Project or under any Material Project Document) (other than any Material Project Document to which Borrower is a party on the Closing Date) and (ii) on the Tranche A Funding Date (following the Acquisition) and thereafter, in all respects:

Section 6.01        Subsidiaries; Equity Issuances. No Loan Party shall (a) form or have any Subsidiary (other than (i) in the case of Holdings, Borrower and (ii) in the case of Borrower, Project Company) or (b) subject to Section 6.04 hereof, own, or otherwise Control any Capital Stock in, any other Person.

Section 6.02        Indebtedness. Each Loan Party shall not create, incur, assume or suffer to exist any Indebtedness, other than (without duplication) (each of the following, “Permitted Indebtedness”):

(a)           Indebtedness incurred under the Financing Documents;

110
Bakersfield Refinery – Senior Credit Agreement

(b)           (i) Capital Lease Obligations to the extent incurred in the ordinary course of business or (ii) purchase money obligations to the extent incurred in the ordinary course of business to finance the acquisition or licensing of intellectual property or discrete items of equipment or assets; provided that the aggregate principal amount and the capitalized portion of each such lease or purchase money obligation do not at any one time exceed the sum of (x) $5,000,000 plus (y) an additional $5,000,000 (in the case of this clause (y), solely to the extent there is a corresponding dollar-for-dollar reduction in the basket pursuant to clause (b) of the definition of “Permitted Prepaid Sale Arrangement” as contemplated therein) in the aggregate for the Loan Parties (in the aggregate) and any such obligation’s collateral is limited to solely the equipment or asset being financed therewith;

(c)           current accounts payable not more than ninety (90) days past due or which are being contested in accordance with the Permitted Contest Conditions, interest thereon, regulatory bonds, surety obligations and accrued expenses incurred, in the ordinary course of business;

(d)           obligations to pay rent under a lease other than a capital lease (to the extent constituting Indebtedness) that do not require payments by such Loan Party in any calendar year in excess of $1,000,000;

(e)           Indebtedness incurred under one or more Permitted Working Capital Facilities in an aggregate outstanding principal amount not to exceed~~, in~~ the ~~aggregate, the~~outstanding principal amount set forth in the definition thereof;

(f)           (i) Indebtedness incurred under any Permitted Hedging Activities approved by the Administrative Agent pursuant to Section 6.14 and (ii) on and after the Commodity Hedging Program Date, Indebtedness permitted under the Commodity Hedging Program (up to the amount approved by the Required Lenders pursuant to its approval right in the definition thereof);

(g)           Indebtedness between the Loan Parties; provided that all such Indebtedness shall be fully subordinated in priority and payment to the Obligations on terms that are reasonably acceptable to the Required Lenders;

(h)           other Indebtedness that does not constitute debt for borrowed money not to exceed $1,000,000 in the aggregate at any time outstanding;

(i)           (i) Indebtedness associated with bonds or other surety obligations required by Governmental Authorities in connection with the operation of the business of Loan Parties in the ordinary course of business and (ii) reimbursement obligations with respect to letters of credit issued to support such Indebtedness, such reimbursement obligations not to exceed $600,000 in the aggregate;

(j)           Guarantees by a Loan Party of Indebtedness of another Loan Party that is otherwise permitted to be incurred under this Section 6.02;

(k)           obligations in respect of rights-of-way, easements and servitudes, in each case, to the extent permitted hereunder; ~~and~~

111
Bakersfield Refinery – Senior Credit Agreement

(l)           unsecured Indebtedness in an aggregate principal amount not exceeding $250,000 at any time outstanding~~.~~; and

(m)           Indebtedness (including indebtedness for borrowed money, discounting of receivables, or prepayment or similar transactions) incurred in connection with a Permitted Prepaid Sale Arrangement.

Section 6.03        Liens, Etc. No Loan Party shall create, incur, assume or suffer to exist any Lien upon or with respect to any of its properties of any character (including accounts receivables) whether now owned or hereafter acquired, or assign any accounts or other right to receive income, other than Permitted Liens.

Section 6.04        Investments, Advances, Loans. Each Loan Party shall not make any advance, loan or extension of credit to, or make any acquisitions of or Investments (whether by way of transfers of property, contributions to capital, acquisitions of stock, securities, evidences of Indebtedness or otherwise) in, or purchase any stock, bonds, notes, debentures or other securities of, any other Person, other than:

(a)           a Loan Party (other than Holdings);

(b)           (i) Cash Equivalents and (ii) the investments, if any, made by, or with the consent of, the Administrative Agent under, and in accordance with, any Control Agreement with respect to the accounts on deposit in the applicable Collateral Account subject to such Control Agreement;

(c)           extensions of trade credit in the ordinary course of business to the extent otherwise permitted under the Financing Documents; and

(d)           to the extent constituting investments, investments in contracts to the extent otherwise permitted under the Financing Documents.

Section 6.05        Principal Place of Business; Business Activities.

(a)           Each Loan Party shall not change its principal place of business from the State of California and shall not maintain any place of business outside of the State of California respectively unless it has given at least thirty (30) days’ prior notice thereof to the Administrative Agent and the Collateral Agent, and each Loan Party has taken all steps then required pursuant to the Security Documents to ensure the maintenance and perfection of the security interests created or purported to be created thereby. Each Loan Party shall maintain at its principal place of business originals or copies of its principal books and records.

(b)           No Loan Party shall at any time conduct any activities other than those related to the Project and the other Material Project Documents and any activities incidental to the foregoing.

Section 6.06        Restricted Payments. Each Loan Party shall not declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, other than:

112
Bakersfield Refinery – Senior Credit Agreement

(a)           Restricted Payments to Borrower or Project Company;

(b)           Restricted Payments ~~to the extent~~pursuant to any transactions permitted under Section 6.10;

(c)           Restricted Payments to GCE Holdings in accordance with ~~(i)~~ Section 5.13(a)(iii) and ~~(ii)~~ Section 5.29(b)(ii)(~~H~~I); and

(d)           Restricted Payments to the extent permitted under Section 5.29(g)(ii), Section 5.29(b)(ii)(C)(II)~~; and~~ or Section 5.29(i)(ii)(B).

~~(a)           Restricted Payments to the extent permitted under Section 5.29(g)(ii).~~

Section 6.07        Fundamental Changes; Asset Dispositions and Acquisitions. Each Loan Party shall not:

(a)           in one transaction or a series of transactions, merge into or consolidate with, or acquire all or any substantial part of the assets or any class of stock or other ownership interests of, any other Person or sell, transfer or otherwise dispose of all or substantially all of its assets to any other Person;

(b)           change its legal form, liquidate or dissolve; provided that, for a period ending thirty (30) Business Days following the Tranche A Funding Date, Borrower shall be permitted to (i) convert Project Company to a Delaware limited liability company and (ii) change the name of Project Company, in each case, with five (5) Business Days’ prior written notice to the Administrative Agent;

(c)           make or agree to make any amendment to its Organizational Documents to the extent that such amendment could reasonably be expected to be materially adverse to the interests of the Agents or the Lenders;

(a)           with respect to any Loan Party, purchase, acquire or lease (as lessee) any assets other than: (i) the purchase or lease of assets reasonably required for the Project in accordance with, as applicable, the Construction Budget or Operating Budget ~~(as adjusted in accordance with the provisions of this Agreement) or~~or required under the Material Project Documents to which it is a party, (ii) the purchase or lease of assets reasonably required in connection with the Restoration of the Project in accordance with the this Agreement, (iii) any Capital Expenditures or otherwise investments in assets necessary or useful for the business of the Project from the proceeds of any Disposition to the extent permitted hereunder, (iv) the purchase or lease of assets otherwise permitted by the Material Project Documents to which it is a party that do not in the aggregate exceed the amount budgeted for such purchases or leases in the most recently approved Construction Budget or Operating Budget, as applicable, (v) additional purchases, leases of assets or other Capital Expenditures not to exceed $~~5,000,000~~10,000,000 in the aggregate prior to the Maturity Date, (vi) any assignment of an Initial Material Project Document by GCE Holdings or Borrower (as applicable) to Borrower or Project Company (as applicable) ~~and~~, (vii) any Permitted Account Transfer, and (viii) additional purchases, leases of assets or other Capital Expenditures funded solely with the proceeds of Sponsor Equity Contributions or amounts on deposit in the Cash Reserve Account;

113
Bakersfield Refinery – Senior Credit Agreement

(b)           with respect to any Loan Party, convey, sell, lease~~,~~ (as lessor), transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its property in excess of $1,000,000 per year in the aggregate other than: (i) sales or other Dispositions of worn out or defective equipment, or other equipment no longer used or useful to the Project that is, in each case (other than in respect of equipment no longer used or useful to the Project), promptly replaced by such Loan Party with suitable substitute equipment of substantially the same (or better) character and quality and at least equivalent useful life and utility to the extent required by the Project or for performance under the Material Project Documents to which it is a party; provided that if the aggregate fair market value of all such Dispositions exceeds $1,000,000 in any fiscal year, the Administrative Agent and the Collateral Agent shall have received a certificate of an Authorized Representative of Borrower certifying that such assets are worn out, defective or no longer used or useful in the Project prior to the consummation of any such Disposition, (ii) sales or other Dispositions of equipment or other property in the ordinary course of the business of such Loan Party in accordance with the Material Project Documents to which it is a party and the Financing Documents, (iii) Dispositions resulting from any taking or condemnation of any property of any Loan Party by any Governmental Authority, or any assets subject to a casualty, (iv) Dispositions of assets by any Loan Party to Borrower or Project Company (as applicable), (v) Restricted Payments permitted under Section 6.06, (vi) the granting of any Permitted Liens permitted by Section 6.03, (vii) any assignment a Material Project Document by GCE Holdings or Borrower (as applicable) to Borrower or Project Company (as applicable) ~~and~~, (viii) any Permitted Account Transfer; ~~or~~(ix) the unwinding of any Swap Agreement; (x) the granting of easements, leases, sub-leases or other similar interests in real property related to the Project to other Persons, so long as such grant is in the ordinary course of business and does not, and could not reasonably be expected to, materially detract from the value or use of the Project or to materially interfere with the Loan Parties’ ability to construct or operate the Project or sell or distribute Renewable Diesel therefrom; (xi) dispositions of cash or Cash Equivalents in the ordinary course of business and not in violation of Section 5.29; (xii) sales of (and the granting of any option or other right to purchase, lease or otherwise acquire) Renewable Diesel, capacity, emissions credits, renewable energy credits or ancillary services or other similar products in the ordinary course of business or (xiii) leases, sub-leases, occupancy arrangements, storage arrangements or other substantially similar interests of, or in, tanks and related infrastructure or feedstock or product in-tank storage in each case in the ordinary course of business, provided that the foregoing does not, and could not reasonably be expected to, materially detract from the value or use of the Project or to materially interfere with the Loan Parties’ ability to construct or operate the Project or sell or distribute Renewable Diesel therefrom, or pursuant to one or more Material Project Documents, Additional Material Project Document, Permitted Working Capital Facilities, Prepaid Sale Arrangements, or Feedstock Execution Plans; or

(c)           convey, sell, lease, transfer or otherwise dispose of equipment or other Property directly purchased by Borrower using the proceeds of loans and credit extensions under any Permitted Working Capital Facility so long as such proceeds are applied to the repayment of obligations under such Permitted Working Capital Facility.

114
Bakersfield Refinery – Senior Credit Agreement

Section 6.08        Accounting Changes. Each Loan Party shall not change its fiscal year.

Section 6.09        Amendment or Termination of Material Project Documents; Other Restrictions on Material Project Documents.

(a)           No Loan Party shall:

(i)           without the prior written consent of the Administrative Agent (acting at the reasonable direction of the Required Lenders, in consultation with the Independent Engineer), directly or indirectly amend, modify, supplement or grant a consent, approval or waiver under, or permit or consent to the amendment, modification, supplement, consent, approval or waiver of any provision of any Material Project Document (each such amendment, modification, supplement, consent, approval or waiver, a “Project Document Modification”), except any Project Document Modification which, taken as a whole (and together with each other contemporaneous Project Document Modification), could not reasonably be expected to be materially adverse to the Loan Parties or the Lenders; provided that any Project Document Modification which (1) extends or postpones the date of or amends the definition of “Mechanical Completion”, “Substantial Completion”, “Final Acceptance”, “Guaranteed Substantial Completion Date”, “Guaranteed Final Acceptance Date” or any related concepts under the Material Construction Contracts, (2) extends the deadline for payment of any liquidated damages under the Material Construction Contracts, (3) modifies any performance guarantee to reduce the level of such guaranteed performance thereunder, (4) reduces any liquidated damage amount under the Material Construction Contracts, (5) changes the definition of, procedures for or results of the Performance Tests, (6) amends or modifies the ~~Material~~Specified Construction Contracts or the ExxonMobil Offtake Agreement (other than (x) ministerial or administrative amendments, modifications, waivers, consents and approvals and (y) in the case of any amendment or modification of the ~~Material~~Specified Construction Contracts, any Change Order permitted under clause (b) below) or (7) could otherwise reasonably be expected to have a Material Adverse Effect shall, in each case, require the consent of the Administrative Agent (acting at the reasonable direction of the Required Lenders, in consultation with the Independent Engineer);

(ii)           directly or indirectly transfer, terminate, cancel or permit or consent to the transfer, termination or cancellation of any Material Project Document (including by exercising any contractual option to terminate, or failing to exercise any contractual option to extend) except to the extent that such Material Project Document (other than Specified Material Project Documents) is replaced by a Replacement Project Document within ninety (90) days of such transfer, termination or cancellation; or

(iii)           enter into an Additional Material Project Document, unless (A) such Additional Material Project Document could not reasonably be expected to be materially adverse to the Loan Parties or the Lenders and (B) in connection therewith, such Loan Party shall use commercially reasonable efforts to enter into a Consent to Assignment within thirty (30) days of entering into the relevant Material Project Document substantially on the terms and provisions set forth in Exhibit D with the relevant Material Project Counterparty and the Collateral Agent or upon such other terms and provisions as are reasonably satisfactory to the Administrative Agent.

115
Bakersfield Refinery – Senior Credit Agreement

(b)           Notwithstanding anything to the contrary in Section 6.09(a)(i), no Loan Party shall be permitted to accept, approve or otherwise enter into any change order or similar document or instrument under any Material Project Document (each a “Change Order”) without the prior written consent of the Administrative Agent (~~acting at the reasonable direction of the Required Lenders~~ in consultation with the Independent Engineer), unless such Change Order (i) is a change order that is listed in, or attached to, Exhibit X, (ii) (A) does not result in the compensation payable under such Material Project Document increasing by an aggregate amount in excess of $~~250,000~~2,500,000 individually for any one Change Order, or $~~1,000,000~~7,500,000 in the aggregate for all Change Orders, ~~or~~(B) does not utilize any of the contingency specified in the Construction Budget and (~~ii~~C) does not ~~adversely affect or delay the reasonably~~delay the anticipated date of Substantial Completion beyond the Date Certain, (iii)(A) is funded solely with the proceeds of a Sponsor Equity Contribution or amounts on deposit in the Cash Reserve Account and (B) is not reasonably expected to delay the anticipated timing of ~~the completion of any Significant Milestone or~~ Substantial Completion or (iii) is required under emergency circumstances requiring immediate action to resume or maintain operation of the Project in accordance with Prudent Industry Practices or to avoid imminent threat to human life or property.

~~Notwithstanding anything to the contrary in this Section 6.09, each assignment of an Initial Material Project Document by GCE Holdings or Borrower (as applicable) to Borrower or Project Company (as applicable) as contemplated by Article IV shall be permitted.~~

Section 6.10        Transactions with Affiliates. Each Loan Party shall not directly or indirectly enter into any transaction or series of related transactions with an Affiliate of such Loan Party without the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed), except for (i) transactions set forth on Schedule 3.23, (ii) Restricted Payments permitted under Section 6.06, (iii) equity contributions from one or more parent companies of Pledgor made to one or more Loan Parties and (iv) transactions in the ordinary course of such Loan Party’s (and such Affiliate’s) business and upon fair and reasonable terms no less favorable to such Loan Party than it would obtain in comparable arm’s-length transactions with a Person acting in good faith which is not an Affiliate; provided, solely with respect to the foregoing clause (iv), any transaction or series of related transactions with ExxonMobil or any ~~Affiliate~~of its Affiliates on or after the ~~Closing Date that are not set forth on Schedule 3.23 or contemplated by Article IV~~Eighth Amendment Effective Date shall require the consent of the Administrative Agent.

~~Notwithstanding anything to the contrary in this Section 6.10, each assignment of an Initial Material Project Document by GCE Holdings or Borrower (as applicable) to Borrower or Project Company (as applicable) as contemplated by Article IV shall be permitted.~~

Section 6.11        Other Accounts. No Loan Party shall open, or instruct the Depositary Bank or any other Person to open, any bank accounts other than the Collateral Accounts, any Permitted Working Capital Facility Account and any other account permitted under this Agreement.

116
Bakersfield Refinery – Senior Credit Agreement

Section 6.12        Guarantees. Each Loan Party shall not assume, guarantee, endorse, contingently agree to purchase or otherwise become liable for Indebtedness or obligations of any other Person except as otherwise permitted under the terms of the Financing Documents.

Section 6.13        Hazardous Materials. Each Loan Party will not cause any Releases of Hazardous Materials at, on or under the Site except to the extent such Release (a) is otherwise in compliance in all material respects with all Applicable Laws, including Environmental Laws, and applicable insurance policies or (b) could not otherwise reasonably be expected to have a Material Adverse Effect.

Section 6.14        No Speculative Transactions. No Loan Party shall (a) enter into any Swap Agreement, foreign currency trading or other speculative transactions other than (i) with the prior written consent of the Required Lenders, Permitted Hedging Activities and (ii) on and after the Commodity Hedging Program Date, as contemplated by the Commodity Hedging Program approved by the Required Lenders and (b) directly or indirectly amend, modify, supplement or grant a consent, approval or waiver under, or permit or consent to the amendment, modification, supplement, consent, approval or waiver of any provision of the Commodity Hedging Program approved by the Required Lenders (i) with respect to any approval of any such amendment, modification, supplement, consent, approval or waiver that is material, in its sole discretion and (ii) with respect to any approval of any such amendment, modification, supplement, consent, approval or waiver that is material, such approval not to be unreasonably withheld, conditioned or delayed.

Section 6.15        Change of Auditors. No Loan Party shall, without the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed), change its Independent Auditor.

Section 6.16        Purchase of Capital Stock. Each Loan Party shall not, nor shall it permit any party to, purchase, redeem or otherwise acquire any of such Loan Party’s issued Capital Stock (other than (i) in connection with Borrower’s acquisition of the Capital Stock of Project Company in accordance with the SPA and (ii) in connection with the contribution of equity to Borrower by Holdings (as long as such equity remains subject to the Security Documents) and, following the consummation of the Acquisition, by Borrower to Project Company) or otherwise reduce its Capital Stock; provided that the foregoing shall in no way be construed to limit such Loan Party’s ability to make Restricted Payments.

Section 6.17        Collateral Accounts. No Loan Party shall make any withdrawals from the Collateral Accounts that are not in accordance with the Operating Budget, or Financial Model or as otherwise contemplated in the Financing Documents. No Loan Party shall open a deposit account or securities account other than any Permitted Working Capital Facility Account, or change the account number of any Collateral Account, without first obtaining a Control Agreement in respect of such account in favor of the Collateral Agent.

Section 6.18        Performance Tests and Substantial Completion. Borrower shall not materially revise any procedures in respect of the Performance Tests or accept the results of any Performance Test or any notice of Substantial Completion under the EPC Agreements without the prior consent of the Required Lenders in consultation with the Independent Engineer.

117
Bakersfield Refinery – Senior Credit Agreement

Section 1.01                        ~~Permitted Working Capital Facility and Commodity Hedging Documentation. Borrower shall not amend, restate, modify or otherwise supplement any documentation of any Permitted Working Capital Facility or the Commodity Hedging Documentation in any way prohibited by the Intercreditor Agreements during the period following the execution thereof; provided that (A) any such amendment, modification or supplement does not increase the Indebtedness thereunder to an aggregate principal amount greater than the amount permitted pursuant to Section 6.02(e) or Section 6.02(f), respectively, (B) such amendment, modification or supplement maintains a final maturity later than, and has a weighted average life that is longer than or at least equal to, as in effect on the Closing Date (or, in the case of the Permitted Working Capital Facility, the date on which the definitive documentation in respect thereof is executed), (C) such Permitted Working Capital Facility and/or the Commodity Hedging Documentation, as amended, modified or supplemented, shall not be secured by any Liens on any Collateral unless such Liens shall be subject to the Intercreditor Agreements, (D) such Permitted Working Capital Facility and/or the Commodity Hedging Documentation, as amended, modified or supplemented, shall not be guaranteed by any Person unless such Person also guarantees the Indebtedness hereunder and under the other Financing Documents, (E) Borrower has provided to the Administrative Agent a copy of the proposed amendment, modification or supplement at least two (2) Business Days prior to the effectiveness thereof and (F) in the reasonable judgment of the Required Lenders, the representations and warranties, covenants, events of default, and other provisions thereof (including any guarantees thereof and mandatory prepayment and cash dominion provisions thereof) shall be, in the aggregate, not materially less favorable to the Lenders than those contained in the documentation of such Permitted Working Capital Facility and/or the Commodity Hedging Documentation as in effect on the Closing Date (or, in the case of the Permitted Working Capital Facility, the date on which the definitive documentation in respect thereof is executed).~~

Section 6.19        [Reserved].

Section 6.19Section 6.20        Qualified President. ~~No~~Up until the six-month anniversary of the Final Completion Date, no Loan Party shall cause any Qualified President to cease to serve as the president of Borrower (other than by termination for cause (as reasonably determined by such Loan Party)), in each case, without the prior written consent of the Required Lenders.

Section 1.01           ~~Post-Fourth Amendment Covenants~~

~~(a)           ARB Litigation. Without the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed), no Loan Party shall initiate, pursue, advance or settle any litigation, investigation, action or proceeding law or in equity by or before any court, arbitrator or Governmental Authority which relates or is related to ARB, Primoris Services Corporation, the ARB EPC Agreement or the ARB Parent Guarantee;~~

~~(a)           ARB Credit Support. Without the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed), no Loan Party shall make any request for a drawing upon any letter of credit or other credit support provided by ARB under the ARB EPC Agreement (collectively, the “ARB Credit Support”);~~

118
Bakersfield Refinery – Senior Credit Agreement

~~(a)           Assignment of Subcontractors under the ARB EPC Agreement. Without the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed), no Loan Party shall accept any assignment of any subcontract under the ARB EPC Agreement to the Loan Parties;~~

~~(a)           Demobilization Costs. Without the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed), no Loan Party shall initiate or accept any demobilization activities relating to the transition from the ARB EPC Agreement to the CTCI EPC Agreement with a value or cost reasonably expected to be in excess of $1,000,000; and~~

~~(a)           Public Announcements. Without the prior written consent of the other Administrative (such consent not to be unreasonably withheld, conditioned or delayed), no Loan Party shall issue any press releases or otherwise make any public statements with respect to the transition from the ARB EPC Agreement to the CTCI EPC Agreement, unless such action is required by Applicable Law.~~

Article VII

EVENTS OF DEFAULT

Section 7.01        Events of Default. If any of the following events (“Events of Default”) shall occur:

(a)           Borrower shall fail to pay any principal of any Loan (including any Accrued Interest that has been added to principal) when and as the same shall become due and payable, whether at the due date thereof or, in the case of payments of principal due pursuant to Section 2.06(b), at a date fixed for prepayment thereof; or

(b)           Borrower shall fail to pay, when the same shall be due and payable, (i) any interest on any Loan and such failure is not cured within five (5) Business Days or (ii) any fee or any other amount (other than an amount referred to in clause (a) or (b)(i) of this Section) payable under this Agreement or under any other Financing Document when and as the same shall become due and payable, and such failure shall continue unremedied for a period of ten (10) Business Days; or

(c)           any representation or warranty made by or deemed made by any Loan Party in this Agreement or any other Financing Document, or in any certificate or other document furnished to any Secured Party by or on behalf of such Loan Party in accordance with the terms hereof or thereof shall prove to have been incorrect in any material respect as of the time made or deemed made, confirmed or furnished; provided that such misrepresentation or such incorrect statement shall not constitute an Event of Default if (i) such condition or circumstance is not reasonably expected to result in a Material Adverse Effect and (ii) the facts or conditions giving rise to such misstatement are cured in such a manner as to eliminate such misstatement (or as to cure the adverse effects of such misstatement) within ~~ten (10) Business Days~~thirty (30) days after obtaining notice of such Default~~; or~~ provided further that, if (A) such Default is not reasonably susceptible to cure within such thirty (30) days, (B) such Loan Party is proceeding with diligence and good faith to cure such Default and such Default is susceptible to cure and (C) the existence of such failure has not resulted in a Material Adverse Effect, such thirty (30) day period shall be extended as may be necessary to cure such failure, such extended period not to exceed ninety (90) days in the aggregate (inclusive of the original thirty (30) day period); or

119
Bakersfield Refinery – Senior Credit Agreement

(d)           any Loan Party shall fail to observe or perform any covenant or agreement, as applicable, contained in:

(i)           Sections 5.01 (as to existence), 5.11(f), 5.13 or Article VI; or

(ii)           (A) Section 5.10(a), 5.10(b) or 5.10(c), and such failure has continued unremedied for a period of ~~ten~~thirty (~~10~~30) ~~Business Days~~days, or (B) Section 5.06(a), and such failure has continued unremedied for a period of fifteen (15) Business Days; or

(iii)           Section 5.10(f) and such failure has continued unremedied for ~~thirty~~forty-five (~~30~~45) days; ~~or~~

provided, that any such Event of Default that occurs and is continuing solely as a result of a failure of any Loan Party to provide a notice, a report, a budget, a certificate, financial statements or a similar written deliverable pursuant to Sections 5.10 or 5.11 (other than Section 5.11(f)) (collectively a “Reporting Deliverable”) prior to the date set forth herein with respect thereto or the expiration of the time period specified for the delivery of such Reporting Deliverable shall be deemed to be cured upon delivery of such Reporting Deliverable to the Administrative Agent within the applicable cure period set forth under this Section 7.01(d), notwithstanding that the time period for delivery of such Reporting Deliverable shall have expired or passed under Sections 5.10 or 5.11; or

(e)           any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Financing Document (other than those specified in clause (a), (b), (c) or (d) of this Section) and such failure shall continue unremedied for a period of thirty (30) days; provided that, if (A) such failure is not reasonably susceptible to cure within such thirty (30) days, (B) such Loan Party is proceeding with diligence and good faith to cure such Default and such Default is susceptible to cure and (C) the existence of such failure has not resulted in a Material Adverse Effect, such thirty (30) day period shall be extended as may be necessary to cure such failure, such extended period not to exceed ~~sixty~~ninety (~~60~~90) days in the aggregate (inclusive of the original thirty (30) day period); ~~or~~provided, that any such Event of Default that occurs and is continuing solely as a result of a failure of any Loan Party to provide a Reporting Deliverable prior to the date set forth herein with respect thereto or the expiration of the time period specified for the delivery of such Reporting Deliverable shall be deemed to be cured upon delivery of such Reporting Deliverable to the Administrative Agent within the applicable cure period set forth under this Section 7.01(e), notwithstanding that the time period for delivery of such Reporting Deliverable shall have expired or passed under Sections 5.10 or 5.11; or

(f)           a Bankruptcy occurs with respect to any Loan Party; or

120
Bakersfield Refinery – Senior Credit Agreement

(g)           a final non-appealable judgment or order for the payment of money is entered against any Loan Party in an amount exceeding $~~2,000,000~~15,000,000 (exclusive of judgment amounts covered by insurance or bond where the insurer or bonding party has admitted liability in respect of such judgment), and such judgment remains unsatisfied without any procurement of a stay of execution for a period of sixty (60) days or more after the date of entry of judgment; or

(h)           (i) any Security Document (A) is revoked, terminated or otherwise ceases to be in full force and effect (except in connection with its expiration in accordance with its terms in the ordinary course (and not related to any default thereunder)), or the enforceability thereof shall be challenged in writing by any Loan Party, (B) ceases to provide (to the extent permitted by law and to the extent required by the Financing Documents) a first priority perfected Lien on the assets purported to be covered thereby in favor of the Collateral Agent, free and clear of all other Liens (other than Permitted Liens), or (C) becomes unlawful or is declared void or (ii) any Financing Document (A) is revoked, terminated or otherwise ceases to be in full force and effect (except in connection with its expiration in accordance with its terms in the ordinary course (and not related to any default thereunder)), or (B) becomes unlawful or is declared void; or

(i)           an ERISA Event has occurred which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; or

(j)           a Change of Control has occurred; or

(k)           (i) Borrower shall be in breach in any material respect of, or in default in any material respect under, a Material Project Document and such breach or default shall continue unremedied for the period of time (without giving effect to any extension given to Collateral Agent under any applicable Consent to Assignment with respect thereto) under such Material Project Document which Borrower has available to it in which to remedy such breach or default; provided that, if (A) such breach or default cannot be cured within the period of time provided in the applicable Material Project Document, (B) such breach or default is susceptible of cure within thirty (30) days after such breach or default, (C) Borrower is proceeding with diligence and in good faith to cure such breach or default, (D) the existence of such breach or default has not had and could not, after considering the nature of the cure, be reasonably expected to give rise to a Material Adverse Effect, and (E) Administrative Agent shall have received a certificate of an Authorized Representative of Borrower to the effect of clauses (A), (B), (C) and (D) above and stating what action Borrower is taking to cure such breach or default, then such thirty (30) day cure period (or such lesser period of time, as the case may be) shall be extended to such date, not to exceed a total of ~~sixty~~ninety (~~60~~90) days, as shall be necessary for Borrower diligently to cure such breach or default;

(ii)               (A) any Material Project Counterparty shall be in breach of, or in default under, a Material Project Document and such breach or default could reasonably be expected to have a Material Adverse Effect; (B) any Material Project Counterparty shall disaffirm or repudiate in writing its material obligations under any Consent to Assignment and such disaffirmation or repudiation is not rescinded and revoked in writing by such Material Project Counterparty within ninety (90) days thereof; (C) any representation or warranty made by any Material Project Counterparty in a Consent to Assignment shall be untrue or misleading in any material respect as of the time made and such untrue or misleading representation or warranty could reasonably be expected to result in a Material Adverse Effect; or (D) a Material Project Counterparty shall breach any material covenant of a Consent to Assignment and such breach could reasonably be expected to have a Material Adverse Effect;

121
Bakersfield Refinery – Senior Credit Agreement

(iii)             (x) any Material Project Document shall terminate or shall be declared null and void (except upon fulfillment of such party’s obligations thereunder or the scheduled expiration of the term of such Material Project Document) or (y) any provision of any Material Project Document shall for any reason cease to be valid and binding on any party thereto (other than Borrower), other than any such failure to be valid and binding which could not reasonably be expected to have a Material Adverse Effect; or

(iv)             a Bankruptcy occurs with respect to any Material Project Counterparty;

provided that no Event of Default shall have occurred under this Section 7.01(k) if (i) to the extent the Term Conversion Date has occurred, the applicable Material Project Counterparty has finished performing all of its material obligations under such Material Project Document or (ii) Borrower shall have replaced the applicable Material Project Document with a Replacement Project Document within ninety (90) days~~.~~, or in the case of an Additional Material Project Document, failure to replace such Additional Material Project Document would not reasonably be expected to cause a Material Adverse Effect; or

(l)           any Authorization necessary for the execution, delivery and performance of any material obligation under the Transaction Documents is terminated or ceases to be in full force or is not obtained, maintained, or complied with, unless such failure (i) could not reasonably be expected to result in a Material Adverse Effect or (ii) is remedied within ninety (90) days; or

(m)           an uninsured Event of Loss or a Condemnation in an amount exceeding $~~2,000,000~~15,000,000, in each case with respect to a material portion of the Site, shall occur~~;~~ and Sponsor shall not have funded a Sponsor Equity Contribution to one or more Collateral Accounts in an amount necessary to repair or replace such portion of the Site; or

(n)           an Event of Abandonment shall occur; or

(o)           ~~(i)~~ Term Conversion shall not have occurred by the Date Certain; or ~~(ii) any Significant Milestone shall have not been achieved by the date relating thereto in the Construction Schedule;~~

122
Bakersfield Refinery – Senior Credit Agreement

(p)           any Loan Party shall (i) default in making any payment of any principal, interest or premium of any Indebtedness (excluding the Loans and other Obligations) on the scheduled or original due date with respect thereto, in each case, beyond any grace periods applicable thereto; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness (excluding the Obligations) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, in each case, beyond any grace periods applicable thereto, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with or without the giving of notice, the lapse of time or both, such Indebtedness to become due prior to its stated maturity or to become subject to a mandatory offer to purchase by the obligor thereunder or (in the case of any such Indebtedness constituting a Guarantee) to become payable; provided that a default, event or condition described in clause (i) or (ii) of this paragraph (p) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i) and (ii) of this paragraph (p) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $~~1,000,000~~15,000,000; provided, further that a breach or default by any Loan Party with respect to any Permitted Working Capital Facility of the type described above will not constitute an Event of Default unless (A) such breach or default has continued for sixty (60) consecutive days without being cured, waived or otherwise resolved or (B) the agent and/or the lenders thereunder have accelerated any of the Indebtedness or other obligations thereunder (and terminated the commitments thereunder); provided, further, that clause (ii) of this paragraph (p) will not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property securing such Indebtedness if such sale or transfer is permitted hereunder;

(q)           ~~the Borrower shall have failed to either (i) receive reimbursement from ARB (through ARB’s payment to the Borrower, through the Borrower’s drawing or demand upon the ARB Credit Support, or otherwise) or (ii) set off such amounts against other amounts owed by the Loan Parties to ARB, in either case, for mobilization payments in an amount equal to at least $10 million within ninety (90) days after the Fourth Amendment Effective Date (it being acknowledged that no Default or Event of Default shall exist pursuant to this clause (q) prior to such date);~~(i) Borrower, in accordance with the proviso to the definition of Cash Flow Utilization Cap, has provided notice to the Administrative Agent of its intent to raise the Additional Cash Flow Utilization and (ii) one or more parent companies of the Pledgor fails to deposit an amount equal to the Additional Cash Flow Utilization as a cash equity contribution in the Revenue Account within one-hundred and eighty (180) days of the Administrative Agent’s receipt of such notice;

then, and in every such event (other than an event with respect to a Loan Party described in clause (f) of this Section), and at any time thereafter during the continuance of such event, the Administrative Agent shall by notice to Borrower, take any or all of the following actions, at the same or different times: ~~(i)~~(i) terminate the Commitments, and thereupon the Commitments shall terminate immediately; and ~~(ii)~~ (ii) declare the Loan and all other amounts due under the Financing Documents (including the Prepayment Premium) then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loan so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of Borrower accrued hereunder or under the Financing Documents (including the Prepayment Premium), shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Loan Parties; and in case of any event with respect to a Loan Party described in clause (f) of this Section, the Commitments shall automatically terminate and the principal of the Loan then outstanding, together with accrued interest thereon and all fees and other obligations of Borrower accrued hereunder and under the Financing Documents (including the Prepayment Premium), shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Loan Parties. Upon the occurrence and during the continuance of any Event of Default, in addition to the exercise of remedies set forth in clauses (i) and (ii) above, each Secured Party shall be, subject to the terms of the Security Documents, entitled to exercise the rights and remedies available to such Secured Party under and in accordance with the provisions of the other Financing Documents to which it is a party or any Applicable Law.

123
Bakersfield Refinery – Senior Credit Agreement

Article VIII

THE AGENTS

Section 8.01        Appointment and Authorization of the Agents.

(a)           Each of the Lenders hereby irrevocably appoints each Agent to act on its behalf as its agent hereunder and under the other Financing Documents and authorizes each Agent in such capacity, to take such actions on its behalf and to exercise such powers as are delegated to it by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Each Agent, by executing this Agreement, hereby accepts such appointment. The provisions of this Article are solely for the benefit of the Agents and the Lenders (other than the express rights of Borrower under Section 8.07), and none of the Loan Parties shall have rights as a third party beneficiary of any of such provisions.

(b)           Each Agent is hereby authorized to execute, deliver and perform each of the Financing Documents to which such Agent is intended to be a party. Each Agent hereby agrees, and each Lender hereby authorizes such Agent, to enter into the amendments and other modifications of the Security Documents (subject to Section 10.02(b)). In addition, prior to the Discharge of Secured Obligations (as defined in the Security Agreement), without further written consent or authorization from the Lenders, the Collateral Agent may execute any documents or instruments necessary in connection with a sale or disposition of assets permitted by this Agreement and permitted by the other applicable Secured Obligation Documents (as defined in the Security Agreement), to release any Lien encumbering any item of Collateral that is the subject of such sale or other disposition of assets or to which the requisite Lenders have otherwise consented.

Section 8.02        Rights as a Lender. Each Agent shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with Borrower or any of Subsidiary or other Affiliate thereof as if it were not an Agent hereunder.

124
Bakersfield Refinery – Senior Credit Agreement

Section 8.03        Duties of Agent; Exculpatory Provisions. No Agent shall have any duties or obligations except those expressly set forth herein and in the other Financing Documents. All communications, notices, financial statements, projections, reports and other information received by any Agent in relation to Financing Documents must be provided to each Lender within one (1) Business Day after receipt. Without limiting the generality of the foregoing, no Agent (a) shall be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing, (b) shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Financing Documents that such Agent is required to exercise, and (c) shall, except as expressly set forth herein and in the other Financing Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Borrower or any of its Subsidiaries that is communicated to or obtained by the financial institution serving as an Agent or any of its Affiliates in any capacity. No Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Lenders or in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable decision. No Agent shall be deemed to have knowledge of any Default or Event of Default unless and until written notice thereof is given to such Agent by Borrower or a Lender, and no Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Financing Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Financing Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein or therein, other than to confirm receipt of items expressly required to be delivered to such Agent.

Section 8.04        Reliance by Agent. Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 8.05        Delegation of Duties. Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by such Agent. Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities as well as activities as each Agent.

125
Bakersfield Refinery – Senior Credit Agreement

Section 8.06        Withholding of Taxes by the Administrative Agent; Indemnification. To the extent required by any Applicable Law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Taxes. If any Governmental Authority asserts a claim that the Administrative Agent did not properly withhold Taxes from amounts paid to or for the account of any Lender because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify the Administrative Agent of a change in circumstance which rendered the exemption from, or reduction of, withholding Taxes ineffective or for any other reason, or if the Administrative Agent reasonably determines that a payment was made to a Lender pursuant to this Agreement without deduction of applicable withholding tax from such payment, such Lender shall promptly indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by Administrative Agent as Taxes or otherwise, including any penalties or interest and together with all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred. Each Lender shall severally indemnify the Administrative Agent, within ten days after demand therefor, for (i) any Indemnified Taxes or Other Taxes attributable to such Person (but only to the extent that Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes or Other Taxes and without limiting the obligation of Borrower to do so), (ii) any Taxes attributable to such Person’s failure to comply with the provisions of Section 10.04(f) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Person, in each case, that are payable or paid by the Administrative Agent in connection with any Financing Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Financing Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 8.06.

Section 8.07        Resignation of Agent. Each Agent may resign at any time upon thirty days’ notice by notifying the Lenders and Borrower, and any Agent may be removed at any time by the Required Lenders (with a prior written notice to Borrower). Upon any such resignation or removal, the Required Lenders shall have the right, with the consent of Borrower (such consent not to be unreasonably withheld), to appoint a successor Agent. If no successor shall have been so appointed by the Required Lenders and approved by Borrower and shall have accepted such appointment within thirty (30) days after the retiring Agent gives notice of its resignation or after the Administrative Agent’s removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a Lender with an office in New York, New York, an Affiliate of a Lender or a financial institution with an office in New York, New York having a combined capital and surplus that is not less than $250,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring (or retired) Agent and the retiring Agent shall be discharged from its duties and obligations hereunder (if not already discharged therefrom as provided above in this Section 8.07). The fees payable by Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After the Agent’s resignation or removal hereunder, the provisions of this Article and Section 10.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

126
Bakersfield Refinery – Senior Credit Agreement

Section 8.08        Non-Reliance on Agent or Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon any Agent, the Affiliates of any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent, the Affiliates of any Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Financing Document or any related agreement or any document furnished hereunder or thereunder.

Section 8.09        No Other Duties; Etc. The parties agree that neither the Administrative Agent nor the Collateral Agent shall have any obligations, liability or responsibility under or in connection with this Agreement and the other Financing Documents and that none of the Agents shall have any obligations, liabilities or responsibilities except for those expressly set forth herein and in the other Financing Documents. The Collateral Agent shall have all of the rights (including indemnification rights), powers, benefits, privileges, exculpations, protections and immunities granted to the Collateral Agent under the other Financing Documents, all of which are incorporated herein mutatis mutandis.

Section 8.10        Certain ERISA Matters.

(a)           Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent, the Collateral Agent and each of their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of Borrower or any other Loan Party, that at least one of the following is and will be true:

(i)           such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more employee benefit plans (as defined in Section 3(2) of ERISA) in connection with the Loans or the Commitments;

(ii)           the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable so as to exempt from the prohibitions of ERISA Section 406 and Code Section 4975, such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement;

(iii)           (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement; or

127
Bakersfield Refinery – Senior Credit Agreement

(iv)           such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)           In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent, the Collateral Agent and each of their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of Borrower or any other Loan Party, that none of the Administrative Agent, the Collateral Agent or their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Financing Document or any documents related to hereto or thereto).

Article IX

GUARANTY

Section 9.01        Guaranty.

(a)           For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of Holdings and, following the execution of the Project Company Joinder, Project Company (together with Holdings, the “Guarantors”), jointly and severally, hereby unconditionally and irrevocably guarantees the full and punctual payment and performance (whether at stated maturity, upon acceleration or otherwise) of all Guaranteed Obligations, in each case as primary obligor and not merely as surety and with respect to all such Guaranteed Obligations howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due. This is a guaranty of payment and not merely of collection.

(b)           All payments made by the Guarantors under this Article IX shall be payable in the manner required for payments by Borrower hereunder, including: (i) the obligation to make all such payments in Dollars, free and clear of, and without deduction for, any Taxes (including withholding taxes), (ii) the obligation to pay interest at the Post-Default Rate and (iii) the obligation to pay all amounts due under the Loan in Dollars.

(c)           Any term or provision of this guaranty to the contrary notwithstanding the aggregate maximum amount of the Guaranteed Obligations for which any Guarantor shall be liable (in the case of Holdings, subject to Section 9.07) under this guaranty shall not exceed the maximum amount for which such Guarantor can be liable without rendering this guaranty or any other Financing Document, as it relates to such Guarantor void or voidable under Applicable Law relating to fraudulent conveyance or fraudulent transfer.

128
Bakersfield Refinery – Senior Credit Agreement

Section 9.02        Guaranty Unconditional. The Guaranteed Obligations shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

(a)           any extension, renewal, settlement, compromise, waiver or release in respect of any obligations of any Loan Party under the Financing Documents and/or any Commitments under the Financing Documents, by operation of law or otherwise (other than with respect to any such extension, renewal, settlement, compromise, waiver or release agreed in accordance with the terms hereunder as expressly applying to the Guaranteed Obligations);

(b)           any modification or amendment of or supplement to this Agreement or any other Financing Document (other than with respect to any modification, amendment or supplement agreed in accordance with the terms hereunder as expressly applying to the Guaranteed Obligations);

(c)           any release, impairment, non-perfection or invalidity of any Collateral;

(d)           any change in the corporate existence, structure or ownership of any Loan Party or any other Person, or any event of the type described in Sections 5.01, 6.01 or 6.07 with respect to any Person;

(e)           the existence of any claim, set-off or other rights that the Guarantors may have at any time against any Loan Party, any Secured Party or any other Person, whether in connection herewith or with any unrelated transactions;

(f)           any invalidity or unenforceability relating to or against any Loan Party for any reason of any Financing Document, or any provision of Applicable Law purporting to prohibit the performance by any Loan Party of any of its obligations under the Financing Documents (other than any such invalidity or unenforceability with respect solely to the Guaranteed Obligations);

(g)           the failure of any Material Project Counterparty to make payments owed to any Loan Party; or

(h)           any other act or omission to act or delay of any kind by any Loan Party, any Secured Party or any other Person or any other circumstance whatsoever that might, but for the provisions of this Section 9.02, constitute a legal or equitable discharge of the obligations of any Loan Party under the Financing Documents.

Section 9.03        Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances. The Guaranteed Obligations shall remain in full force and effect until all of Borrower’s obligations under the Financing Documents shall have been paid or otherwise performed in full and all of the Commitments shall have terminated. If at any time any payment made under this Agreement or any other Financing Document is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, reorganization or similar event of any Loan Party or any other Person or otherwise, then the Guaranteed Obligations with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.

129
Bakersfield Refinery – Senior Credit Agreement

Section 9.04        Waiver by the Guarantors.

(a)           Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law: (i) notice of acceptance of the guaranty provided in this Article IX and notice of any liability to which this guaranty may apply, (ii) all notices that may be required by Applicable Law or otherwise to preserve intact any rights of any Secured Party against any Loan Party, including any demand, presentment, protest, proof of notice of non-payment, notice of any failure on the part of any Loan Party to perform and comply with any covenant, agreement, term, condition or provision of any agreement and any other notice to any other party that may be liable in respect of the Guaranteed Obligations (including any Loan Party) except any of the foregoing as may be expressly required hereunder, (iii) any right to the enforcement, assertion or exercise by any Secured Party of any right, power, privilege or remedy conferred upon such Person under the Financing Documents or otherwise and (iv) any requirement that any Secured Party exhaust any right, power, privilege or remedy, or mitigate any damages resulting from a default, under any Financing Document, or proceed to take any action against any Collateral or against any Loan Party or any other Person under or in respect of any Financing Document or otherwise, or protect, secure, perfect or ensure any Lien on any Collateral.

(b)           Each Guarantor agrees and acknowledges that the Administrative Agent and each holder of any Guaranteed Obligations may demand payment of, enforce and recover from each Guarantor or any other Person obligated for any or all of such Guaranteed Obligations in any order and in any manner whatsoever, without any requirement that the Administrative Agent or such holder seek to recover from any particular Guarantor or other Person first or each Guarantor or other Persons pro rata or on any other basis.

Section 9.05        Subrogation. Upon any Guarantor making any payment under this Article IX, such Guarantor, as applicable, shall be subrogated to the rights of the payee against Borrower with respect to such obligation; provided that no Guarantor shall enforce any payment by way of subrogation, indemnity, contribution or otherwise, or exercise any other right, against any other Loan Party (or otherwise benefit from any payment or other transfer arising from any such right) so long as any obligations under the Financing Documents (other than on-going but not yet incurred indemnity obligations) remain unpaid and/or unsatisfied.

Section 9.06        Acceleration. All amounts subject to acceleration under this Agreement shall be payable by the Guarantors hereunder immediately upon demand by the Administrative Agent.

Section 9.07        Limited Recourse Against Holdings. Notwithstanding anything to the contrary in this Article IX, the obligations of Holdings under, and recourse against Holdings for, the Guaranteed Obligations shall be limited to the Collateral pledged by Holdings pursuant to the Security Agreement.

130
Bakersfield Refinery – Senior Credit Agreement

Article X

MISCELLANEOUS

Section 10.01    Notices. Except as otherwise expressly provided herein or in any Financing Document, all notices and other communications provided for hereunder or thereunder shall be (i) in writing (including facsimile and email) and (ii) sent by facsimile, email or overnight courier (if for inland delivery) or international courier (if for overseas delivery) to a party hereto at its address and contact number specified below, or at such other address and contact number as is designated by such party in a written notice to the other parties hereto:

(a)           Borrower:

BKRF OCB, LLC

c/o Global Clean Energy Holdings, Inc.

2790 Skypark Drive, Suite 105

Torrance, CA 90505

Attention: General Counsel

(b)           Holdings:

BKRF OCP, LLC

c/o Global Clean Energy Holdings, Inc.

2790 Skypark Drive, Suite 105

Torrance, CA 90505

Attention: General Counsel

(c)           Project Company (following the execution of the Project Company Joinder):

Bakersfield Renewable Fuels, LLC

c/o Global Clean Energy Holdings, Inc.

2790 Skypark Drive, Suite 105

Torrance, CA 90505

Attention: General Counsel

In each of the foregoing (a) through (c), with a copy to:

TroyGould PC

1801 Century Park East, Suite 1600

Los Angeles, CA 90067

Attention:

Email:

(d)           Administrative Agent and Collateral Agent:

Orion Energy Partners TP Agent, LLC

350 5th Ave #6740

New York, NY 10118

Attention:

Email:

131
Bakersfield Refinery – Senior Credit Agreement

(e)           If to a Lender, to it at its address (or facsimile number) set forth in its Administrative Questionnaire.

All notices and communications shall be effective when received by the addressee thereof during business hours on a Business Day in such Person’s location as indicated by such Person’s address in paragraphs (a) to (e) above, or at such other address as is designated by such Person in a written notice to the other parties hereto.

Section 10.02        Waivers; Amendments.

(a)           No Deemed Waivers; Remedies Cumulative. No failure or delay on the part of any Agent or any Lender in exercising any right, power or privilege hereunder or under any other Financing Document and no course of dealing between any Loan Party, or any of Borrower’s Affiliates, on the one hand, and any Agent or Lender on the other hand, shall impair any such right, power or privilege or operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Financing Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Financing Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which any party thereto would otherwise have. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Agent or any Lender to any other or further action in any circumstances without notice or demand.

(b)           Amendments. No amendment or waiver of any provision of this Agreement or any other Financing Document (other than (i) following the execution of the Term Intercreditor Agreement, any Security Document, each of which may only be waived, amended or modified in accordance with the Term Intercreditor Agreement and (ii) the Agent Reimbursement Letter and any fee letter between one or more Loan Parties and a Lender, each of which may be waived, amended or modified by the parties thereto in accordance with the terms thereof), and no consent to any departure by Borrower shall be effective unless in writing signed by the Administrative Agent, the Required Lenders and Borrower; provided that no such amendment, waiver or consent shall:

(i)            change the pro rata agreements in Sections 2.06(b)(v), 2.12(c), 2.12(d) or 5.29(b)(ii) without the consent of each Lender affected thereby;

(ii)           increase the aggregate amount of any Loans required to be made by any Lender pursuant to its Commitments, extend the Availability Period of Loans made by a Lender, extend any Maturity Date for any Lender’s Loan, extend the maturity of any scheduled principal payment date, or reduce any fees described in Article II payable to any Lender, in each case without the consent of such Lender (it being agreed, however, that any vote to rescind any acceleration made pursuant to Article VII of amounts owing with respect to the Loans and other Obligations shall only require the vote of the Required Lenders) (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the aggregate Commitments shall not constitute an increase of the Commitments of any Lender);

132
Bakersfield Refinery – Senior Credit Agreement

(iii)          reduce or forgive the principal amount of or reduce the rate of interest on any Lender’s Loan or extend the date on which interest, fees, or premium are payable to any Lender, in each case without the consent of such Lender (provided that, the vote of Required Lenders shall be sufficient to waive the payment, or reduce the increased portion, of interest accruing under Section 2.08(b));

(iv)          except as otherwise expressly provided in a Financing Document, release (i) a Loan Party from its Obligations under the Financing Documents (including any guaranty) or (ii) all or substantially all of the Collateral, in each case without the consent of all Lenders; or

(v)          waive the conditions precedent set forth in Section 4.03(b) or Section 4.03(g) without the consent of all Lenders affected thereby;

provided further that (A) no amendment, waiver or consent shall, without the written consent of the relevant Agent, affect the rights or duties of such Agent under this Agreement or any other Financing Document and (B) any separate fee agreement between Borrower and the Administrative Agent in its capacity as such or between Borrower and the Collateral Agent in its capacity as such may be amended or modified by such parties. Notwithstanding anything herein or in any other Financing Document to the contrary, the Loan Parties and the Agents may (but shall not be obligated to) amend or supplement any Security Document without the consent of any Lender to cure any ambiguity, defect or inconsistency which is not material, or to make any change that would provide any additional rights or benefits to the Lenders.

Notwithstanding anything to the contrary in any ~~Loan~~Financing Document, the Borrower, the Administrative Agent and the Collateral Agent may, without the need to obtain consent of any other Lender, enter into an amendment to this Agreement and the other ~~Loan~~Financing Documents to (i) correct or cure any ambiguities, errors, omissions, mistakes, inconsistencies or defects jointly identified by the Borrower and the Administrative Agent, (ii) to effect administrative changes of a technical or immaterial nature, or (iii) to fix incorrect cross-references or similar inaccuracies in this Agreement or the applicable ~~Loan~~Financing Document.

133
Bakersfield Refinery – Senior Credit Agreement

Section 10.03         Expenses; Indemnity; Etc.

(a)           Costs and Expenses.

(i)            Borrower agrees to pay or reimburse each of the Agents and the Lenders for: (I) all reasonable and documented out-of-pocket costs and expenses of the Agents and the Lenders (including the reasonable fees and expenses of Latham & Watkins LLP, New York counsel to the Administrative Agent and the Collateral Agent (or such other external counsel that the Agents may select from time to time) and experts engaged by the Agents or the Lenders from time to time in connection with (A) the negotiation, preparation, execution, delivery and performance of this Agreement and the other Financing Documents and the extension of credit under this Agreement (whether or not the transaction contemplated hereby and thereby shall be consummated) or (B) any amendment, modification or waiver of any of the terms of this Agreement or any other Financing Documents); (II) all reasonable costs and expenses of the Lenders (including payment of the fees provided for herein) and the Agents (including external counsels’ fees and expenses and reasonable experts’ fees and expenses) in connection with (A) any Default or Event of Default and any enforcement or collection proceedings resulting from such Default or Event of Default or in connection with the negotiation of any restructuring or “work-out” (whether or not consummated) of the obligations of the Loan Parties under this Agreement or any other Financing Document or Material Project Documents and (B) the enforcement of this Section 10.03 or the preservation of their respective rights; and (III) all costs, expenses, Taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Security Document or any other document referred to therein (including all costs, expenses and other charges procured with respect to the Liens created pursuant to the Mortgage). Notwithstanding anything to the contrary in this Agreement, the costs and expenses reimbursable pursuant to this Section 10.03(a)(i) shall be subject to the limitations set forth in the Agent Reimbursement Letter.

(ii)           Borrower agrees to pay all reasonable and documented out-of-pocket fees and expenses of (a) the Independent Engineer and (b) any other project/construction management consultants selected by the Administrative Agent (collectively with Independent Engineer, the “Consultants”), in each case subject to the applicable engagement letter to be executed with such Consultant; provided that Borrower’s payment of any reasonable fees incurred by any Consultant to provide services required under the Financing Documents but not otherwise within the scope of work under such Consultant’s engagement letter shall be subject to certain annual limits, if any, to be specified in such engagement letter (except that such annual limits shall not apply in relation to any work (x) investigating a Default or Event of Default, or (y) in respect of any waiver request by Borrower, both of which instead shall be subject to reasonable work plans, budgets and compensation limits to be agreed by the Independent Engineer and Borrower); provided further that except in the cases of the foregoing clauses (x) and (y), the consent of Borrower (such consent not to be unreasonably withheld, conditioned or delayed) shall be required for the Consultant to perform additional work not otherwise contemplated by the terms of such Consultant’s engagement letter or that would otherwise cause the reasonable fees and expenses of such Consultant to exceed the annual limits set forth in such engagement letter (once executed).

134
Bakersfield Refinery – Senior Credit Agreement

(b)           Indemnification by Borrower. Each Loan Party agrees to indemnify and hold harmless each of the Agents and the Lenders and their affiliates and their respective directors, officers, employees, administrative agents, attorneys-in-fact and controlling persons (each, an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities (other than Excluded Taxes, Indemnified Taxes and Other Taxes), joint or several, to which such Indemnified Party may become subject related to or arising out of any transaction contemplated by the Financing Documents or the execution, delivery and performance of the Financing Documents or any other document in any way relating to the Financing Documents and the transactions contemplated by the Financing Documents (including, for avoidance of doubt, any liabilities arising under or in connection with Environmental Law) and will reimburse any Indemnified Party for all expenses (including reasonable and documented out-of-pocket external counsel fees and expenses) as they are incurred in connection therewith. Borrower will not be liable under the foregoing indemnification provision to an Indemnified Party to the extent that any loss, claim, damage, liability or expense (x) is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted directly and primarily from such Indemnified Party’s gross negligence or willful misconduct or (y) is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from disputes among Indemnified Parties (other than any claims arising out of any act or omission on the part of any Loan Party or its respective Affiliates). Borrower also agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to it, or any of its security holders or creditors related to or arising out of the execution, delivery and performance of any Financing Document or any other document in any way relating to the Financing Documents or the other transactions contemplated by the Financing Documents, except to the extent that any loss, claim, damage or liability is found in a final non-appealable judgment by a court to have resulted directly and primarily from such Indemnified Party’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable decision. To the extent permitted by Applicable Law, Borrower shall not assert and hereby waives, any claim against any Indemnified Party, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any Financing Document or any agreement or instrument contemplated hereby, any Loan or the use of the proceeds thereof.

(c)           Indemnification by Lenders. To the extent that Borrower fails to pay any amount required to be paid to any Agent, their affiliates or agents under Section 10.03(a) or 10.03(b), each Lender severally agrees to pay ratably in accordance with the aggregate principal amount of the Loan held by the Lender to such Agent, affiliate or agent such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent, affiliate or agent in its capacity as such.

(d)           Settlements; Appearances in Actions. Borrower agrees that, without each Indemnified Party’s prior written consent, it will not settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding in respect of which indemnification could be sought by or on behalf of such Indemnified Party under this Section (whether or not any Indemnified Party is an actual or potential party to such claim, action or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such claim, action or proceeding. In the event that an Indemnified Party is requested or required to appear as a witness in any action brought by or on behalf of or against Borrower or any Affiliate thereof in which such Indemnified Party is not named as a defendant, Borrower agrees to reimburse such Indemnified Party for all reasonable expenses incurred by it in connection with such Indemnified Party’s appearing and preparing to appear as such a witness, including the reasonable and documented out-of-pocket fees and disbursements of its external legal counsel. In the case of any claim brought against an Indemnified Party for which Borrower may be responsible under this Section 10.03, the Agents and Lenders agree (at the expense of Borrower) to execute such instruments and documents and cooperate as reasonably requested by Borrower in connection with Borrower’s defense, settlement or compromise of such claim, action or proceeding.

135
Bakersfield Refinery – Senior Credit Agreement

Section 10.04         Successors and Assigns.

(a)           Assignments Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Loan Parties may not assign or otherwise transfer, directly or indirectly, any of their respective rights or obligations hereunder or under any other Financing Document without the prior written consent of each Lender (and any attempted assignment or transfer by such Loan Party without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer, directly or indirectly, any of its rights or obligations hereunder except in accordance with this Section 10.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in Section 10.04(f)) and, to the extent expressly contemplated hereby, the Indemnified Parties referred to in Section 10.03(b) and the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)           Assignments by Lenders. Any Lender may assign to one or more Persons all or a portion of its rights and obligations under this Agreement (including all or a portion of its Loan at the time owing to it); provided that:

(i)            except in the case of an assignment to a Lender or an Affiliate or Related Fund of a Lender, the amount of the Loan of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $500,000 unless Borrower and the Administrative Agent otherwise consent;

(ii)           except in the case of an assignment to a Lender or an Affiliate or Related Fund of a Lender, the Administrative Agent must give its prior written consent to such assignment, not to be unreasonably withheld, conditioned or delayed;

(iii)          each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(iv)          except in the case of an assignment to an Affiliate, the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500;

(v)           the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and

136
Bakersfield Refinery – Senior Credit Agreement

(vi)          the Borrower's consent shall be required if the assignee is (x) a direct competitor of ExxonMobil (or any Person that owns, directly or indirectly, at least majority of the Capital Stock of any such direct competitor) or (y) any Person whose primary investment strategy is purchasing credits of companies in financial distress, including any such Person that is or would reasonably be recognized or categorized as a vulture fund by reputable institutions that are participants in the financial markets;

provided further that any consent of Borrower otherwise required under this clause (b) shall not be required if any Event of Default under paragraphs (a), (b) or, solely with respect to Borrower, (f) has occurred and is continuing and shall be deemed given if Borrower has not responded to a request for such consent within five (5) Business Days of the request. Upon acceptance and recording pursuant to Section 10.04(d), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.11, 2.12 and 10.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.04(b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.04(f).

(c)           Maintenance of Register by the Administrative Agent. The Administrative Agent, acting for this purpose as an agent of Borrower, shall maintain at one of its offices in New York City a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, principal amount of the Loan owing to each Lender pursuant to the terms hereof from time to time and the amount of any Accrued Interest owing from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. The Administrative Agent shall give to any Lender promptly upon request therefor, a complete and correct copy of the names and addresses of all registered Lenders.

(d)           Effectiveness of Assignments. Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in Section 10.04(b) and any written consent to such assignment required by Section 10.04(b), the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 10.04(d).

137
Bakersfield Refinery – Senior Credit Agreement

(e)           Limitations on Rights of Assignees. An assignee Lender shall not be entitled to receive any greater payment under Section 2.11 or 2.12 than the assigning Lender would have been entitled to receive with respect to the interest assigned to such assignee (based on the circumstances existing at the time of the assignment), unless Borrower’s prior written consent has been obtained therefor.

(f)            Participations. Any Lender may, without the consent of Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement and the other Financing Documents (including all or a portion of the Loan owing to it); provided that (i) such Lender’s obligations under this Agreement and the other Financing Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Loan Parties, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Financing Documents. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Financing Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any other Financing Document; provided that, such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) that affects such Participant. Subject to Section 10.04(g), Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.11 and 2.12 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.04(b). Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loan or other obligations under the Financing Documents held by it (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loan or its other obligations under any Financing Document) to any Person except to the extent that such disclosure is necessary to establish that such participation complies with this Section 10.04 and that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and Section 1.163-5(b) of the proposed United States Treasury Regulations (or any amended or successor version thereof). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(g)           Limitations on Rights of Participants. A Participant shall not be entitled to receive any greater payment under Sections 2.11 or 2.12 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless (i) the sale of the participation to such Participant is made with Borrower’s prior written consent, or (ii) such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. A Participant shall not be entitled to the benefits of Section 2.11 unless the Participant agrees, for the benefit of Borrower, to comply with Section 2.11(e) as though it were a Lender (it being understood that the documentation required under Section 2.11(e) shall be delivered to the participating Lender).

138
Bakersfield Refinery – Senior Credit Agreement

(h)           Certain Pledges.

(i)            Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or assignment to a Federal Reserve Bank, the European Central Bank or any other central bank or similar monetary authority in the jurisdiction of such Lender, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto; and provided further that any payment in respect of such pledge or assignment made by any Loan Party to or for the account of the pledging or assigning Lender in accordance with the terms of this Agreement shall satisfy such Loan Party’s obligations hereunder in respect of such pledged or assigned Loan to the extent of such payment.

(ii)           Notwithstanding any other provision of this Agreement, any Lender may, without informing, consulting with or obtaining the consent of any other party to the Financing Documents and without formality under any Financing Documents, assign by way of security, mortgage, charge or otherwise create security by any means over, its rights under any Financing Document to secure the obligations of that Lender to any Person that would be a permitted assignee (without the consent of Borrower or any Agent) pursuant to Section 10.04(b) including (A) to the benefit of any of its Affiliates and/or (B) within the framework of its, or its Affiliates, direct or indirect funding operations.

(i)            No Assignments to Borrower or Affiliates. Anything in this Section to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan held by it hereunder to any Loan Party or any Affiliate of Borrower without the prior written consent of each other Lender.

Section 10.05       Survival. All covenants, agreements, representations and warranties made by the Loan Parties herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loan, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid. The provisions of Sections 2.09, 2.11, 2.12, 10.03, 10.05, 10.12, 10.13, 10.14, 10.15 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loan, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

139
Bakersfield Refinery – Senior Credit Agreement

Section 10.06       Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Financing Documents to which a Loan Party is party constitute the entire contract between and among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. ~~Except as provided in Section 4.01, this~~This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or scanned electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 10.07       Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 10.08        Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and any of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and any other indebtedness at any time owing, by such Lender or any such Affiliate to or for the credit or the account of Borrower against any of and all the obligations of Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured or denominated in a currency other than Dollars. The rights of each Lender or any such Affiliate under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

Section 10.09        Governing Law; Jurisdiction; Etc.

(a)           Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY DISPUTE OF CLAIMS ARISING IN CONNECTION THEREWITH SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)           Submission to Jurisdiction. Any legal action or proceeding with respect to this Agreement or any other Financing Document to which a Loan Party is a party shall, except as provided in clause (d) below, be brought in the courts of the State of New York, or of the United States District Court for the Southern District of New York, in each case, seated in the County of New York and, by execution and delivery of this Agreement, each party hereto hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each party hereto agrees that a judgment, after exhaustion of all available appeals, in any such action or proceeding shall be conclusive and binding upon it, and may be enforced in any other jurisdiction, including by a suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment.

140
Bakersfield Refinery – Senior Credit Agreement

(c)           Waiver of Venue. Each party hereto hereby irrevocably waives any objection that it may now have or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Financing Document to which it is a party brought in the Supreme Court of the State of New York or in the United States District Court for the Southern District of New York, in each case, seated in the County of New York and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(d)           Rights of the Secured Parties. Nothing in this Section 10.09 shall limit the right of the Secured Parties to refer any claim against a Loan Party to any court of competent jurisdiction in any State where any Collateral is located, nor shall the taking of proceedings by any Secured Party before the courts in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

(e)           WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY FINANCING DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY FINANCING DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(f)            Waiver of Immunity. To the extent that a Loan Party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, sovereign immunity or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity, to the fullest extent permitted by law, in respect of its obligations under this Agreement and the other Financing Documents.

Section 10.10        Acknowledgment Regarding Any Supported QFCs. To the extent that the Financing Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Financing Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States).

141
Bakersfield Refinery – Senior Credit Agreement

(a)           In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Financing Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Financing Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)           As used in this Section 10.10, the following terms have the following meanings:

(i)            “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such part.

(ii)           “Covered Entity” means any of the following:

(A)             a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b);

(B)              a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or

(C)              a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

(iii)          “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

(iv)          “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

142
Bakersfield Refinery – Senior Credit Agreement

Section 10.11        Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 10.12        Confidentiality. Each of the Agents and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its and its Affiliates’ directors, officers, employees, board members (and members of committees thereof), managers, members, partners, equity holders, agents, consultants, Persons providing administration and settlement services and other professional advisors, including accountants, auditors, legal counsel, investment advisers or managers (to the extent providing investment advice relating to the transactions contemplated by this Agreement) and other advisors with a need to know (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any applicable regulatory or supervisory body or authority (including, without limitation, the National Association of Insurance Commissioners, the SVO or any similar organization, and any nationally recognized rating agency that requires access to information about any Lender’s investment portfolio), by Applicable Laws or regulations or by any subpoena, oral question posed at any deposition, interrogatory or similar legal process (including, for the avoidance of doubt, to the extent requested in connection with any pledge or assignment pursuant to Section 10.04(h)); provided that the party from whom disclosure is being required shall give notice thereof to Borrower as soon as practicable (unless restricted from doing so and except where disclosure is to be made to a regulatory or supervisory body or authority during the ordinary course of its supervisory or regulatory function), (iii) to any other party to this Agreement, (iv) subject to an agreement containing provisions substantially the same as those of this Section 10.12, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (v) with the consent of Borrower, (vi) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section 10.12 or (B) becomes available to any Agent or any Lender on a nonconfidential basis from a source other than Borrower or (vii) to any Person with whom Borrower, an Agent or a Lender has entered into (or potentially may enter into), whether directly or indirectly, any transaction under which payments are to be made or may be made by reference to, one or more Financing Documents and/or Borrower and/or Holdings and/or Project Company or to any of such Person’s Affiliates, representatives, agents or professional advisors. For the purposes of this Section 10.12, “Information” means all information received from the Loan Parties relating to such Loan Party’s business or otherwise furnished pursuant to this Agreement or any other Financing Document, other than any such information that is available to the Agents or any Lender on a nonconfidential basis prior to disclosure by Borrower. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

143
Bakersfield Refinery – Senior Credit Agreement

Section 10.13    Non-Recourse. Anything herein or in any other Financing Document to the contrary notwithstanding, the obligations of the Loan Parties under this Agreement and each other Financing Document to which each Loan Party is a party, and any certificate, notice, instrument or document delivered pursuant hereto or thereto, are obligations solely of such Loan Party and do not constitute a debt, liability or obligation of (and no recourse shall be made with respect to) any of their respective Affiliates (including Sponsor and its Affiliates ~~(other than any Loan Party or any party to, or guarantor in respect of, the HoldCo Lender Backstop Agreement)~~), or any shareholder, partner, member, officer, director or employee of the Loan Parties or such Affiliates (collectively, the “Non-Recourse Parties”), except that the foregoing shall not limit the obligations or liabilities of any Non-Recourse Party under any Financing Document to which such Non-Recourse Party is a party. No action under or in connection with this Agreement or any other Financing Document to which each Loan Party is a party shall be brought against any Non-Recourse Party, and no judgment for any deficiency upon the obligations hereunder or thereunder shall be obtainable by any Secured Party against any Non-Recourse Party, except that the foregoing shall not limit the obligations or liabilities of any Non-Recourse Party under any Financing Document to which such Non-Recourse Party is a party. Notwithstanding any of the foregoing, it is expressly understood and agreed that nothing contained in this Section shall in any manner or way (i) restrict the remedies available to any Agent or Lender to realize upon the Collateral or under any Financing Document, or constitute or be deemed to be a release of the obligations secured by (or impair the enforceability of) the Liens and security interests and possessory rights created by or arising from any Financing Document or (ii) release, or be deemed to release, any Non-Recourse Party from liability for its own willful misrepresentation, fraudulent actions, gross negligence or willful misconduct or from any of its obligations or liabilities under any Financing Document to which such Non-Recourse Party is a party.

Section 10.14       No Third Party Beneficiaries. The agreement of the Lenders to make the Loan to Borrower on the terms and conditions set forth in this Agreement, is solely for the benefit of the Loan Parties, the Agents and the Lenders, and no other Person (including any Material Project Counterparty, contractor, subcontractor, supplier, workman, carrier, warehouseman or materialman furnishing labor, supplies, goods or services to or for the benefit of the Project) shall have any rights under this Agreement or under any other Financing Document or Material Project Document as against the Agent or any Lender or with respect to any extension of credit contemplated by this Agreement.

Section 10.15        Reinstatement. The obligations of Borrower under this Agreement shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Borrower in respect of the Secured Obligations is rescinded or must be otherwise restored by any holder of any of the Secured Obligations, whether as a result of any proceedings in Bankruptcy or reorganization or otherwise, and Borrower agrees that it will indemnify each Secured Party on demand for all reasonable costs and expenses (including fees of external counsel) incurred by such Secured Party in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any Bankruptcy, insolvency or similar law.

Section 10.16       USA PATRIOT Act. Each Lender hereby notifies the Loan Parties that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “USA PATRIOT Act”), it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the USA PATRIOT Act.

144
Bakersfield Refinery – Senior Credit Agreement

Section 10.17     Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other Borrowing Requests, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 10.18        USURY. In no event shall the amount of interest due or payable under this Agreement or any other Financing Document exceed the maximum rate of interest allowed by applicable law and, in the event any such payment is inadvertently paid by Borrower or inadvertently received by Administrative Agent or any Lender, then such excess sum shall be credited as a payment of principal, unless Borrower shall notify Administrative Agent or such Lender, as applicable, in writing that Borrower elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that Borrower not pay and Administrative Agent and the Lenders shall not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by Borrower under applicable law. EACH OF BORROWER, ADMINISTRATIVE AGENT AND THE LENDERS AGREES AND STIPULATES THAT THE ONLY CHARGE IMPOSED UPON BORROWER FOR THE USE OF MONEY IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENT IS AND SHALL BE THE INTEREST DESCRIBED HEREIN AND THEREIN, AND FURTHER AGREES AND STIPULATES THAT ALL OTHER FEES AND CHARGES IMPOSED BY ADMINISTRATIVE AGENT OR ANY LENDER ON BORROWER IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER FINANCING DOCUMENT, INCLUDING WITHOUT LIMITATION, ALL DEFAULT CHARGES, LATE CHARGES, PREPAYMENT FEES AND ATTORNEYS’ FEES, ARE CHARGES MADE TO COMPENSATE ADMINISTRATIVE AGENT AND THE LENDERS FOR STRUCTURING, ARRANGING, UNDERWRITING OR ADMINISTRATIVE SERVICES AND COSTS OR LOSSES PERFORMED OR INCURRED, AND TO BE PERFORMED OR INCURRED, BY ADMINISTRATIVE AGENT AND THE LENDERS IN CONNECTION WITH THIS AGREEMENT AND/OR THE OTHER FINANCING DOCUMENTS AND SHALL UNDER NO CIRCUMSTANCES BE DEEMED TO BE CHARGES FOR THE USE OF MONEY. ALL CHARGES OTHER THAN CHARGES FOR THE USE OF MONEY SHALL BE FULLY EARNED AND NONREFUNDABLE WHEN DUE.

145
Bakersfield Refinery – Senior Credit Agreement

[Remainder of page intentionally left blank]

146
Bakersfield Refinery – Senior Credit Agreement

~~IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.~~

~~BKRF OCB, LLC, as Borrower~~
~~By:~~
~~Name:~~
~~Title:~~

~~BKRF OCP, LLC, as Holdings~~
~~By:~~
~~Name:~~
~~Title:~~

~~Orion Energy Partners TP Agent, LLC,~~
~~as Administrative Agent and Collateral Agent~~
~~By:~~
~~Name:~~
~~Title:~~

~~[ ˜ ],~~
~~as Lender~~
~~By:~~
~~Name:~~
~~Title:~~

Exhibit B

to Amendment nO. 8

Exhibit X
TO
CREDIT AGREEMENT

(Approved Change Orders)

Exhibit C

to Amendment nO. 8

ANNEX III
TO
CREDIT AGREEMENT

Target Debt Balances

Exhibit D-1

to Amendment nO. 8

SCHEDULE 3.22
TO
CREDIT AGREEMENT

Permitted Indebtedness

Exhibit D-2

to Amendment nO. 8

SCHEDULE 3.23
TO
CREDIT AGREEMENT

Transactions with Affiliates

1.

Exhibit D-3

to Amendment nO. 8

SCHEDULE 5.06
TO
CREDIT AGREEMENT

Insurance Requirements

Exhibit D-4

to Amendment nO. 8

SCHEDULE 5.25(A)
TO
CREDIT AGREEMENT

Feedstock Execution Plan

Exhibit E

to Amendment nO. 8

ALLOCATION OF WARRANTS

Entity Name	Total Warrants
Orion Energy Credit Opportunities Fund II, L.P.	235,236
Orion Energy Credit Opportunities Fund II PV, L.P.	378,012
Orion Energy Credit Opportunities Fund II GPFA, L.P.	23,175
Orion Energy Credit Opportunities GCE Co-Invest, L.P.	1,651,993
Orion Energy Credit Opportunities Fund III PV, L.P.	192,978
Orion Energy Credit Opportunities Fund III GPFA, L.P.	14,632
Orion Energy Credit Opportunities Fund III, L.P.	420,885
Orion Energy Credit Opportunities Fund III GPFA PV, L.P.	7,928
LIF AIV 1, L.P.	1,084,319
Voya Renewable Energy Infrastructure Originator I LLC	384,999
Voya Renewable Energy Infrastructure Originator L.P.	622,851
Total	5,017,008

Exhibit F

to Amendment nO. 8

FORM OF GCEH WARRANT

[See attached.]

Exhibit G

to Amendment nO. 8

FORM OF AMENDED AND RESTATED COMA

[See attached.]

Exhibit H

to Amendment nO. 8

FORM OF TERMINATION OF HOLDCO LENDER BACKSTOP AGREEMENT

[See attached.]